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   Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked "[***]" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.




                                    CONTRACT

                                     between

                             TerreStar Networks Inc.

                                       and

                            Space Systems/Loral, Inc.
                                     for the

                          TerreStar Space-Based Network




The attached Contract and the information contained therein are confidential and proprietary to TerreStar Networks Inc. and Space Systems/Loral, Inc. and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Contract.




    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

PREAMBLE    ..................................................................1

RECITALS    ..................................................................2

ARTICLE 1 - DEFINITIONS.......................................................3

ARTICLE 2 - SCOPE OF WORK....................................................15
         2.1      PROVISION OF SERVICES AND MATERIALS........................15
         2.2      RELATIONSHIP TO WORK UNDER SATELLITE CONTRACT..............16

ARTICLE 3 - DELIVERABLE ITEMS AND DELIVERY SCHEDULE..........................17
         3.1      DELIVERABLE ITEMS..........................................17
         3.2      DELIVERY...................................................17

ARTICLE 4 - PRICE 18
         4.1      FIRM FIXED PRICE...........................................18
         4.2      TAXES......................................................19
         4.3      MOST FAVORED CUSTOMER......................................22

ARTICLE 5 - PAYMENTS.........................................................23
         5.1      PAYMENT PLAN...............................................23
         5.2      PAYMENT CONDITIONS.........................................23
         5.3      LATE PAYMENT...............................................24
         5.4      INVOICES...................................................25
         5.5      PAYMENT BANK...............................................26
         5.6      DISPUTED AMOUNTS...........................................26
         5.7      SET OFF....................................................27
         5.8      SPECIAL FINANCIAL TERMS....................................27
         5.9      TIME AND MATERIAL SERVICES.................................27

ARTICLE 6 - PURCHASER-FURNISHED ITEMS........................................28
         6.1      PURCHASER-FURNISHED SUPPORT................................28
         6.2      COMMUNICATIONS AUTHORIZATIONS..............................28
         6.3      RADIO FREQUENCY COORDINATION...............................29
         6.4      LATE DELIVERY OF PURCHASER-FURNISHED ITEMS OR
                  SERVICES...................................................29
         6.5      HNS CONTRACT ITEMS.........................................29

ARTICLE 7 - COMPLIANCE WITH U.S. LAWS AND DIRECTIVES.........................30
         7.1      GENERAL....................................................30
         7.2      COMPLIANCE WITH U.S. EXPORT CONTROL LAWS...................30
         7.3      LICENSES AND OTHER APPROVALS...............................31
         7.4      NO UNAUTHORIZED EXPORTS OR RETRANSFERS.....................32

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ARTICLE 8 - ACCESS TO WORK IN PROGRESS.......................................34
         8.1      GENERAL....................................................34
         8.2      WORK IN PROGRESS AT CONTRACTOR'S FACILITY..................34
         8.3      WORK IN PROGRESS AT SUBCONTRACTORS' FACILITIES.............34
         8.4      ON-SITE FACILITIES FOR PURCHASER'S PERSONNEL...............35
         8.5      PURCHASER REPRESENTATIVES AS COMPETITORS/FOREIGN
                  PERSONS....................................................35
         8.6      INTERFERENCE WITH OPERATIONS...............................36
         8.7      FINANCING ENTITIES.........................................36

ARTICLE 9 - SBN AND SBN WORK ACCEPTANCE......................................37
         9.1      SBN REQUIREMENTS ANALYSIS, IOT AND ACCEPTANCE..............37
         9.2      LIMITATION ON CONTRACTOR'S LIABILITY.......................46

ARTICLE 10 - ACCEPTANCE FOR DELIVERABLE ITEMS OTHER THAN SBN AND
                  SBN WORK...................................................48
         10.1     RESERVED...................................................48
         10.2     SBAS OPERATIONAL COMPONENT.................................48
         10.3     SPARE PARTS................................................50
         10.4     SBAS TEST DELIVERABLES.....................................51
         10.5     DELIVERABLE DATA...........................................51
         10.6     TRAINING...................................................52
         10.7     OTHER SERVICES.............................................53
         10.8     PURCHASER'S INSPECTION AGENTS..............................53
         10.9     WAIVERS AND DEVIATIONS.....................................53
         10.10    INSPECTION COSTS BORNE BY PURCHASER........................54
         10.11    WARRANTY OBLIGATIONS.......................................54
         10.12    MILESTONE SATISFACTION TEST PROCEDURE......................54

ARTICLE 11 - TRANSFER OF TITLE AND RISK OF LOSS..............................55
         11.1     DELIVERABLE ITEMS OF HARDWARE..............................55

ARTICLE 12 - SBN ACCEPTANCE PAYMENT..........................................56
         12.1     ON-GROUND STORAGE..........................................56
         12.2     LOSSES ATTRIBUTABLE TO PURCHASER...........................56

ARTICLE 13 - WARRANTY........................................................57
         13.1     TERMS AND PERIOD OF WARRANTY...............................57
         13.2     NOTICE.....................................................58

ARTICLE 14 - CHANGES.........................................................59
         14.1     CHANGES REQUESTED BY PURCHASER.............................59

ARTICLE 15 - FORCE MAJEURE...................................................61
         15.1     FORCE MAJEURE DEFINED......................................61
         15.2     EQUITABLE ADJUSTMENTS......................................62
         15.3     MAXIMUM FORCE MAJEURE......................................63

ARTICLE 16 - PURCHASER DELAY OF WORK.........................................64

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ARTICLE 17 - INTELLECTUAL PROPERTY INDEMNITY.................................65
         17.1     INDEMNIFICATION............................................65
         17.2     INFRINGING EQUIPMENT.......................................65
         17.3     COMBINATIONS AND MODIFICATIONS.............................66
         17.4     SOLE REMEDIES..............................................66
         17.5     SBAS.......................................................66

ARTICLE 18 - INDEMNITY FOR PERSONAL INJURY AND PROPERTY DAMAGE...............67
         18.1     CONTRACTOR'S INDEMNITY.....................................67
         18.2     PURCHASER'S INDEMNITY......................................67
         18.3     CONDITIONS TO INDEMNIFICATION..............................68
         18.4     WAIVER OF SUBROGATION......................................69

ARTICLE 19 - TERMINATION FOR CONVENIENCE.....................................70
         19.1     REIMBURSEMENT OF CONTRACTOR................................70
         19.2     DISPOSITION OF WORK........................................73

ARTICLE 20 - LIQUIDATED DAMAGES FOR LATE DELIVERY............................75
         20.1     SBAS OPERATIONAL COMPONENT.................................75
         20.2     OFFSET.....................................................76
         20.3     REMEDY.....................................................76

ARTICLE 21 - TERMINATION FOR DEFAULT AND EXCESSIVE FORCE
                  MAJEURE....................................................77
         21.1     PURCHASER RIGHT OF TERMINATION.............................77
         21.2     CONTRACTOR RIGHT OF TERMINATION............................81
         21.3     EXCESSIVE FORCE MAJEURE....................................82
         21.4     LIMITATION ON RIGHT TO TERMINATE...........................83

ARTICLE 22 - DISPUTE RESOLUTION..............................................84
         22.1     INFORMAL DISPUTE RESOLUTION................................84
         22.2     ARBITRATION................................................85
         22.3     LITIGATION.................................................87
         22.4     CONTINUED PERFORMANCE......................................88

ARTICLE 23 - MAJOR SUBCONTRACTS..............................................89
         23.1     SELECTION OF MAJOR SUBCONTRACTORS..........................89
         23.2     STEP-IN RIGHTS.............................................89
         23.3     HNS SUBCONTRACT............................................89

ARTICLE 24 - CONTRACTOR INSURANCE REQUIREMENTS...............................90
         24.1     INSURANCE REQUIREMENTS.....................................90
         24.2     PREPARATION OF CLAIMS......................................92
         24.3     CONTRACTOR SUPPORT FOR LAUNCH AND IN-ORBIT
                  INSURANCE POLICY...........................................92

ARTICLE 25 - PERSONNEL AND KEY PERSONNEL.....................................94
         25.1     PERSONNEL QUALIFICATIONS...................................94

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         25.2     KEY PERSONNEL POSITIONS....................................94
         25.3     ASSIGNMENT OF KEY PERSONNEL................................94

ARTICLE 26 - LIMITATION OF LIABILITY.........................................96
         26.1     LIMITATION OF LIABILITY....................................96
         26.2     CAP ON LIABILITY...........................................96
         26.3     EXCEPTIONS.................................................96
         26.4     DUTY TO MITIGATE...........................................97

ARTICLE 27 - DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION..............98
         27.1     DEFINITION OF PROPRIETARY INFORMATION......................98
         27.2     TERMS FOR HANDLING AND USE OF PROPRIETARY
                  INFORMATION................................................99
         27.3     DISCLAIMER OF REPRESENTATIONS AND WARRANTIES...............99
         27.4     LEGALLY REQUIRED DISCLOSURES...............................99
         27.5     RETURN OF CONFIDENTIAL INFORMATION.........................99
         27.6     NO LICENSE................................................100

ARTICLE 28 - INTELLECTUAL PROPERTY RIGHTS...................................101
         28.1     OWNERSHIP OF IP AND IP RIGHTS.............................101
         28.2     LICENSE RIGHTS............................................102
         28.3     NO LIMITATION ON DELIVERABLE ITEMS........................104
         28.4     NO ADDITIONAL DELIVERABLE DATA OBLIGATION.................104

ARTICLE 29 - PUBLIC RELEASE OF INFORMATION..................................105
         29.1     GENERALLY.................................................105
         29.2     EXCEPTIONS................................................105

ARTICLE 30 - NOTICES........................................................106
         30.1     WRITTEN NOTIFICATION......................................106
         30.2     CHANGE OF ADDRESS.........................................107

ARTICLE 31 - ORDER OF PRECEDENCE............................................108

ARTICLE 32 - GENERAL........................................................109
         32.1     ASSIGNMENT................................................109
         32.2     BINDING EFFECT............................................110
         32.3     SEVERABILITY..............................................110
         32.4     WAIVER OF BREACH OF CONTRACT..............................110
         32.5     AMENDMENTS................................................111
         32.6     CAPTIONS..................................................111
         32.7     RELATIONSHIPS OF THE PARTIES..............................111
         32.8     ENTIRE AGREEMENT..........................................111
         32.9     STANDARD OF CONDUCT.......................................112
         32.10    CONSTRUCTION..............................................112
         32.11    COUNTERPARTS..............................................112
         32.12    APPLICABLE LAW............................................112

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         32.13    SURVIVAL..................................................112
         32.14    U.N. CONVENTION ON THE INTERNATIONAL SALES OF GOODS.......112
         32.15    NO THIRD-PARTY BENEFICIARIES..............................113
         32.16    CONSENTS AND APPROVALS....................................113
         32.17    LENDER REQUIREMENTS.......................................113
         32.18    ALIGNMENT OF INTERESTS....................................113
         32.19    EFFECTIVE DATE OF SBN CONTRACT (SBN EDC)..................114
         32.20    AUTHORIZATIONS............................................114
         32.21    COVENANT OF GOOD FAITH....................................114

ARTICLE 33 - OPTIONS........................................................115
         33.1     SBN PRICE REDUCTION OPTION................................115
         33.2     SBAS- RELATED OPTIONS.....................................121

ARTICLE 34 - SECURITY INTEREST..............................................127
         34.1     GRANT OF SECURITY INTEREST................................127
         34.2     RIGHT TO MAKE FILINGS.....................................127
         34.3     CORPORATE RECORDS.........................................128
         34.4     PERFECTED SECURITY INTEREST...............................128
         34.5     JUNIOR LIENS..............................................128
         34.6     PERIODIC INVENTORY........................................129
         34.7     REMEDIES..................................................129
         34.8     DEFICIENCIES..............................................129
         34.9     APPLICATION OF PROCEEDS...................................130
         34.10    LIMITED POWER OF ATTORNEY.................................130
         34.11    CONTRACTOR COOPERATION....................................130
         34.12    INTELLECTUAL PROPERTY RIGHTS..............................130
         34.13    SURVIVAL OF SECURITY INTEREST.............................131

ATTACHMENT A FORM OF INVOICE................................................133

ANNEX I TO ATTACHMENT A FORM OF CONTRACTOR CERTIFICATE......................134

SCHEDULE I TO ANNEX I TO ATTACHMENT A.......................................136

ATTACHMENT B................................................................137
         KEY PERSONNEL......................................................137

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                                    PREAMBLE

This Contract is executed as of January 25, 2007 (the "Effective Date"), by and between TerreStar Networks Inc., a corporation organized and existing under the laws of the state of Delaware, having an office and place of business at 12010 Sunset Hills Road, Reston, Virginia 20190 (hereinafter referred to as "Purchaser") and Space Systems/Loral, Inc., a corporation organized and existing under the laws of the state of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, California 94303-4604 (hereinafter referred to as "Contractor", and Purchaser and Contractor are hereinafter referred to collectively as the "Parties" or individually as a "Party") regarding the TerreStar Space-Based Network program.



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                                    RECITALS

         WHEREAS, Purchaser and Contractor are parties to a Second Amended and Restated Contract for the development and purchase of two Satellites, as amended (the "Satellite Contract");

         WHEREAS, Purchaser is a party to a contract with Hughes Network Systems
(HNS) for Purchaser to procure one (1) Satellite Beam Access Subsystem (the "SBAS" as further defined below) and Purchaser desires Contractor to serve as its prime contractor for such SBAS work;

         WHEREAS, Purchaser also desires to procure one (1) Space- Based Network (the "SBN" as further defined below), Training services, SBN Work, SBAS Deliverable Services and other items and services to the extent and subject to the terms and conditions set forth herein;

         WHEREAS, Contractor is willing to furnish such SBAS, SBN, Training services, SBN Work, SBAS Deliverable Services and other items and services to the extent of and subject to the terms and conditions set forth herein, in consideration of the price and other valid consideration;

         WHEREAS, the Parties desire to enter into this TerreStar Space-Based Network Contract for such goods and services;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows:



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                            ARTICLE 1 - DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

1.1 "Acceptance" (i) with respect to the SBN and SBN Work shall be as provided in Article 9, and (ii) with respect to any other Deliverable Item shall be as provided in Article 10, except that, for the SBAS Operational Component, Acceptance shall be determined according to Preliminary Acceptance (as defined below) and as provided in Article
         10.2.1 and Final Acceptance as provided in Article 10.2.5.

1.2 "Adjusted SBN Acceptance Payment" means the amount of the SBN Acceptance Payment to which Contractor is entitled in the event of a Partially Degraded SBN in accordance with Article 9.1.3.B, as calculated in accordance with the formula set forth in Article 9.1.4.

1.3 "Affiliate" means, with respect to an entity, any other entity Controlling or Controlled by or under common Control with such entity. Notwithstanding the foregoing and for purposes of this Contract, the Parties agree that TerreStar Networks (Canada) Inc., a corporation incorporated under the Business Corporations Act (Ontario), shall be deemed to be an Affiliate of Purchaser.

1.4      "Approved SBAS Acceptance Plan" has the meaning set forth in Article
         10.2.1.

1.5 "Article" means any article or numbered paragraph thereof in the Contract terms and conditions.

1.6 "Associated Ground Equipment" means, collectively, the following SBAS Deliverable Items: Calibration Earth Stations (CES) and terrestrial infrastructures and transmission facilities (TTF) described in Exhibits A-1, SBAS Statement of Work; B-1, SBAS Performance Specification; and D-1, SBAS Program Test Plan.

1.7 "ATC IP" means any Intellectual Property covering a system, method, base station and/or wireless terminal (including any associated end user device) that uses or reuses a satellite band frequency for terrestrial (aeronautical, maritime or land-based) wireless communications, but excluding any satellite-related technology.

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1.8      "Attachment(s)" means any and all attachment(s) that are attached hereto and incorporated herein (or are attached to any Exhibit and incorporated therein), as amended from time to time in accordance with the terms hereof.

1.9 "Background Intellectual Property" means Intellectual Property first made, developed, or created prior to the negotiation or performance of this Contract or otherwise first made, developed or created other than in performance of or pursuant to this Contract, and necessary to the use of any Deliverable Item.

1.10 "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time.

1.11 "Business Day" means any day other than the following: a Saturday, Sunday, and any other day on which national banks are authorized to be closed in New York City, New York.

1.12 "Certificate of Completion" means that certificate to be issued by Contractor upon successful completion of a Milestone.

1.13     "Collateral" has the meaning set forth in Article 34.1.

1.14 "Competing Satellite System" means a commercial mobile satellite operator.

1.15 "Component(s)" means every unit, system and subsystem and all other hardware and software required to be provided by Contractor hereunder.

1.16     "Conforming Change Order" has the meaning set forth in Article 9.1.1 A.

1.17 "Conforming SBN" means the SBN meeting all of the requirements of the Definitive SBN Performance Specification, as may be amended from time to time in accordance with the terms hereof, including by way of Purchaser approved deviations and/or waivers (which shall be addressed as set forth in Article 10.9).

1.18 "Contract" means the terms and conditions ("Preamble", "Recitals" and the Articles) of this executed Contract, its Exhibits and its Attachment(s) as set forth in Articles 2.1 and 31, as amended from time to time in accordance with the terms hereof.

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1.19     "Contractor" has the meaning set forth in the "Preamble" of this
         Contract and any successor or assignee permitted hereunder.

1.20 "Control" and its derivatives mean, with respect to an entity, the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights or the power to direct the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

1.21 "Definitive SBN Performance Specification" means the Performance Specification for the SBN as determined in accordance with Article 9.1.1.B.

1.22     "Degraded SBN Performance Specification" has the meaning set forth in
         Article 9.1.1 A.

1.23 "Deliverable Data" means the data and documentation required to be delivered to Purchaser as specified in each Exhibit A, Statement of Work.

1.24 "Deliverable Item" means any of the items or services listed in Article 3.1, as may be amended from time to time in accordance with the terms hereof or any optional items or services elected by Purchaser, and, collectively, the "Deliverable Items".

1.25     "Delivery" has the meaning set forth it in Article 3.2.

1.26     "Dispute(s)" has the meaning set forth in Article 22.

1.27     "Effective Date of SBN Contract" or "SBN EDC" means January 25, 2007.

1.28 "Exhibit(s)" means the exhibit(s) identified in Article 2.1 and attached hereto and incorporated herein.

1.29 "Final Acceptance" with respect to the SBAS Operational Component shall be as provided in Article 10.2.5.

1.30 "FCC" means the Federal Communications Commission or any successor agency or governmental authority.

1.31     "Final SBN IOT" has the meaning set forth in Article 9.1.3 A.


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1.32     "Financing Agreement(s)" means any and all documents and agreements evidencing and/or securing monies provided on a full or partial debt basis by any Financing Entity to Purchaser to fund the design, development, construction, procurement, maintenance, or operation of all or any material part of Purchaser's Satellite program.

1.33 "Financing Entity" means any entity (other than Contractor, or parties related to Contractor, or competitors of Contractor), e.g., commercial bank, merchant bank, investment bank, commercial finance organization, corporation, or partnership, which has been specifically identified in a written notification to Contractor providing money on a full or partial debt basis to Purchaser to fund the design, development, construction, procurement, maintenance, or operation of all or any material part of Purchaser's Satellite program.

1.34 "Firm Fixed Price" means the firm fixed price applicable to the Deliverable Items, as set forth in Article 4.1. References to "the Firm Fixed Price" mean SBAS Firm Fixed Price, or SBN and SBN Work Firm Fixed Price, as applicable given the context.

1.35     "Force Majeure" has the meaning set forth in Article 15.

1.36 "Foreground Intellectual Property" means Intellectual Property first made, developed or created in performance of this Contract and that is incorporated into or employed in, or required for the use of, any Deliverable Item.

1.37     "Fourth Spacecraft" has the meaning set forth in Article 33.1.3.A(i).

1.38 "Fully Degraded SBN" means that the SBN does not meet any or all of the SBN Key Performance Requirements specified in the Definitive SBN Performance Specification (which Definitive SBN Performance Specification shall be determined in accordance with Article 9.1.1B), provided that the SBN shall be deemed fully degraded only if performance degradation (derived in accordance with Article 9.1.4A) against the SBN Key Performance Requirements is greater than one or more of the following limits:

         o   95% PSA S-band Aggregate EIRP Degradation > [***]

         o   95 % PSA S-band G/T Degradation > [***]

         o   S-band C/I Total Average Aggregate Degradation > [***]

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         o      SBN Service Availability Degradation > [***]

1.39     "Ground Station" means, collectively, the following SBAS Deliverable
         Items: One (1) Feeder Link Earth Station (FES), one (1) Ground Based Beam Former (GBBF), and one (1) Control and Management System (CMS).

1.40     "HNS" means Hughes Network Services, LLC.

1.41 "HNS Contract" means the contract entered into between HNS and TerreStar for the SBAS, dated December 1, 2005.

1.42 "HNS Foreground IP" means any Intellectual Property first made, developed or created by HNS (or any of its sub-tier subcontractors) in the performance of the HNS Subcontract or the HNS Contract that is incorporated into or employed in, or required for the use of the SBAS Operational Component or any Component thereof or the SBAS Deliverable Services.

1.43 "HNS Subcontract" means that subcontract between Contractor and HNS dated January 19, 2007, as may be amended subject to Article 23.3.

1.44 "HNS Subcontracted Work" means the Work that Contractor subcontracts to HNS under the HNS Subcontract that is directly related to the SBAS for TerreStar 1. The HNS Subcontracted Work does not include the SBN Integration Support performed pursuant to Exhibit E of the HNS Subcontract (existing as of the SBN EDC or as amended) or other Work subcontracted to HNS in connection with the SBN Work.

1.45 "In-Orbit Testing" or "IOT" means the testing of a Satellite or the SBN in-orbit in accordance with the Satellite Contract, or Exhibit D-2, SBN Program Test Plan, as applicable.

1.46 "Intellectual Property" means all designs, methods, concepts, layouts, software, inventions (whether or not patented or patentable), processes, technical data and documentation, technical information and drawings, and similar matter in which an Intellectual Property Right may subsist.

1.47     "Intellectual Property Claim" has the meaning set forth in Article 17.

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1.48     "Intellectual Property Right(s)" means all common law and statutory proprietary rights, including patent, patent application, patent registration, copyright, trademark, service mark, trade secret, mask work rights, data rights and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime.

1.49 "London Inter-Bank Offer Rate" or "LIBOR" means the rate per annum shown, on the third (3rd) London business day preceding the day of commencement of an interest calculation period, on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits in an amount approximately equal to the amount on which the interest is to be applied for a three-month period (the "Rate Base"), as shown under the heading "USD" as of 11:00 a.m. (London Time); provided that in the event no such rate is shown, LIBOR shall be the rate per annum (rounded to the nearest 1/100th of one percent) based on the rates at which U.S. dollar deposits approximately equal in principal amount to the Rate Base and for a three-month period are displayed on page "LIBO" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided that in the event fewer than two such rates are displayed, or if no such rate is relevant, LIBOR shall be the rate per annum equal to the rate offered by Credit Suisse, New York Branch, at approximately 11:00 a.m. (London Time) to prime banks in the London interbank market on deposits in U.S. dollars in an amount approximately equal in principal amount to the aggregate principal balance of the Rate Base for a three-month period.

1.50 "Major Subcontract" means a subcontract related to the performance of this Contract and valued at Two Million Five Hundred Thousand U.S. dollars (US$2,500,000) or more.

1.51     "Matching Terms" has the meaning set forth in Article 33.1.4.

1.52 "Milestone" means a portion of the Work upon completion of which a payment is to be made in accordance with, or that is otherwise identified as a milestone in: (i) Exhibit E-1 SBAS Program Payment Plan; or (ii) Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount.

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1.53     "MRP System" means Contractor's then current internal material requirements processing system used by Contractor in connection with the performance of satellite construction contracts for its customers generally.

1.54     "Notice of Election" has the meaning set forth in Article 18.3.1.

1.55     "NSP" means not separately priced and included in the Firm Fixed Price.

1.56     "Option" has the meaning set forth in Article 33.2.

1.57 "Partially Degraded SBN" means that the SBN does not meet any or all of the SBN Key Performance Requirements specified in the Definitive SBN Performance Specification (which Definitive SBN Performance Specification shall be determined in accordance with Article 9.1.1 B), provided that the SBN shall be deemed partially degraded only if performance degradation (derived in accordance with Article 9.1.4 A) against the SBN Key Performance Requirements is equal to or less than one or more of the following limits:

         o   0 dB < 95% PSA S-band Aggregate EIRP Degradation < / = [***].

         o   0 dB < 95 % PSA S-band G/T Degradation < / = [***]

         o   0 dB < S-band C/I Total Average Aggregate Degradation < / = [***].

         o   0% < SBN Service Availability Degradation < / = [***]

1.58 "Party" or "Parties" means Purchaser, Contractor or both, as the context requires.

1.59 "Payment Plan" means the payment plan for the applicable Deliverable Item, as set forth in Exhibit E-1, SBAS Program Payment Plan, with respect to the SBAS and Exhibit E-2, SBN Program Payment Plan and Termination Liability Amounts with respect to the SBN and SBN Work, as each such Exhibit may be amended from time to time in accordance with the terms hereof.

1.60 "Performance Specification" means the applicable performance specification for a SBN, SBAS, or other Deliverable Item, as appropriate, in the context of the applicable clause, as such specification may be amended from time to time in accordance with the terms hereof.

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1.61     "Permitted Debt" has the meaning set forth in Article 34.5.

1.62 "PMO" means the Purchaser's program management office to be designated by Purchaser.

1.63 "Preliminary Acceptance" means, with respect to the SBAS Operational Component, successful completion of factory acceptance testing, site acceptance testing and pre-Launch systems acceptance testing, all in accordance with Exhibit A-1, SBAS Statement of Work and, as evidenced by a Certificate of Completion signed by Purchaser for each such test.

1.64     "Proprietary Information" has the meaning set forth in Article 27.

1.65 "Purchaser" has the meaning set forth in the "Preamble" and any successor or assignee permitted hereunder.

1.66     "Purchaser Delay" has the meaning set forth in Article 16.

1.67     "Qualified Manufacturer" has the meaning set forth in Article 33.1.2 A
         (ii).

1.68 "Raw Materials, Work-in-Process and Finished Goods" means (i) all Deliverable Items (including the SBN and SBN Work, and SBAS); (ii) all Components; and (iii) all rights in Intellectual Property, Proprietary Information, and other data and information that are to be and/or actually are delivered to Purchaser under this Contract. The foregoing shall constitute "Raw Materials, Work-in-Process and Finished Goods" as the same shall be in the process of performance, manufacture, assembly, integration, testing, delivery or completion at any given point in time, whether raw materials, work in process or finished goods, whether now owned or after-acquired and whether now existing or hereafter coming into existence; but, in each case, only to the extent identified to this Contract, which shall be deemed to occur only when such goods have been installed on the SBAS, or designated for the SBAS under the MRP System.

1.69 "Requirements Analysis" means the analysis to be performed by Contractor pursuant to Article 2.1.1.2 of Exhibit A-2, SBN SOW.

1.70 "Satellite" means any communications satellite that is to be manufactured by Contractor and to be delivered to Purchaser pursuant to the Satellite Contract. References to "the Satellite" mean TerreStar 1

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         or TerreStar 2 (as defined in the Satellite Contract), as applicable given the context.

1.71 "Satellite Contract" means the Second Amended and Restated Contract entered into between the Parties, effective September 8, 2005, as amended.

1.72 "SBAS" means the Satellite Beam Access Subsystem comprised of the Deliverable Items identified in Table 4-1 of Exhibit A-1, SBAS Statement of Work.

1.73 "SBAS Deliverable Services" means the services listed in Section 4.4 of Exhibit A-1, SBAS Statement of Work.

1.74 "SBAS Performance Specification" means the SBAS performance specification for such SBAS attached as Exhibit B-1 hereto, as may be amended from time to time in accordance with the terms hereof.

1.75 "SBAS Program Test Plan" means the SBAS program test plan attached as Exhibit D-1 hereto, as may be amended from time to time in accordance with the terms hereof.

1.76 "SBAS Operational Component" means, collectively, the following SBAS Deliverable Items: Two (2) Ground Stations, one (1) lot of Associated Ground Equipment and associated system software.

1.77     "SBAS Test Deliverables" means the following SBAS Deliverable Items:
         Satellite Simulator and S-BSS Emulator.

1.78 "SBN" means the space-based network composed of the integrated Satellite (TerreStar 1), which Satellite is to be delivered under the Satellite Contract, and the SBAS Operational Component that is to be delivered by Contractor to Purchaser pursuant to this Contract.

1.79 "SBN Acceptance Payment" means the payment in the amount of [***] U.S. dollars (US$[***]), adjusted in accordance with Article 9.1.4 and
         Article 33.1, as applicable.

1.80 "SBN Integration Support" means that portion of the SBN Work subcontracted to HNS as set forth in Exhibit E to the HNS Subcontract.

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1.81     "SBN IOT" means in-orbit Acceptance testing of the SBN in accordance with Exhibit D-2, SBN Program Test Plan, and Article 9.1.

1.82 "SBN Key Performance Requirements" means selected performance parameters from the Definitive SBN Performance Specification, identified to represent the level of performance for the SBN in terms of user experience, as follows:

         o   95% PSA S-Band Aggregate EIRP at + 6 degrees inclination

         o   95 % PSA S-Band G/T at + 6 degrees inclination

         o   S-Band C/I Total Average Aggregate at 0 degrees inclination

         o   SBN Service Availability

1.83 "SBN Price Reduction Amount" means up to [***] U. S. dollars (US$[***]), as such amount may be reduced in accordance with Article 33.1.

1.84     "SBN Price Reduction Option" as the meaning set forth in Article
         33.1.1.

1.85 "SBN Program Test Plan" means the SBN program test plan attached as Exhibit D-2 hereto, as may be amended from time to time in accordance with the terms hereof.

1.86 "SBN Service Availability" has the meaning set forth in Section 3.5.2 of Exhibit B-2, SBN Performance Specification.

1.87     "SBN Work" means the Work specified in Exhibit A-2.

1.88 "Secured Obligations" means, collectively, all monetary obligations of Contractor to Purchaser under this Contract (including without limitation Contractor's obligations to (i) pay liquidated damages under
         Article 20 hereof, (ii) indemnify Purchaser under Articles 4.2 (solely with respect to Contractor's indemnification obligations), 19, and 20 hereof; and (iii) make termination payments under Article 19 and
         Article 21) and all damages payable to Purchaser and its Affiliates by Contractor arising out of or relating to this Contract and all reasonable costs and expenses incurred by Purchaser to recover such damages (including reasonable attorney fees).

1.89     "Security Interest" has the meaning set forth in Article 34.1.

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1.90     "Spare Part" means any spare part to be delivered in accordance with
         Section 4.3 of Exhibit A-1, SBAS Statement of Work.

1.91 "Statement(s) of Work" or "SOW" means the statements of work attached as Exhibits A-1 and A-2 hereto, as may be amended from time to time in accordance with the terms hereof.

1.92 "Taxes" means any tax, duty or similar liability imposed by any governmental agency (including interest, fines, penalties, or additions attributable or imposed on or with respect to any such taxes, duties and similar liabilities).

1.93     "Termination Default" has the meaning set forth in Article 34.7.

1.94 "TerreStar 1" or "TS-1" means the first Satellite to be provided under the Satellite Contract.

1.95 "TerreStar 2" or "TS-2" means the second Satellite to be provided under the Satellite Contract.

1.96     "Third Spacecraft" has the meaning set forth in Article 33.1.2.A(i).

1.97     "Total Loss" means with respect to the Satellite after Intentional
         Ignition: (i) the complete loss, destruction or operational failure of such Satellite, or (ii) a constructive total loss as defined in the Launch and In-Orbit Insurance Policy, if any, for such Satellite (as such capitalized terms are defined in the Satellite Contract).

1.98 "Training" means the training specified in Exhibit A-1, SBAS Statement of Work, and Exhibit A-2, SBN Statement of Work, to be provided by Contractor hereunder.

1.99 "UCC" means the Uniform Commercial Code of the State of New York or, with respect to the perfection and the effect of perfection or non-perfection of the Security Interest in the Collateral as provided in Article 34.4, the state of Delaware, in either case as in effect from time to time.

1.100 "Work" means all design, development, construction, manufacturing, labor, and services, including tests to be performed, and any and all Deliverable Items, including the SBN and SBN Work, SBAS (including SBAS Deliverable Services), Training, and equipment, materials, articles, matters, services, and things to be furnished and rights to be


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         transferred to Purchaser under this Contract, or any subcontract entered into hereunder by Contractor.








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                            ARTICLE 2 - SCOPE OF WORK

2.1               PROVISION OF SERVICES AND MATERIALS

Contractor shall provide the necessary qualified personnel, material, services, facilities and know-how to: design, manufacture, test, and deliver for Purchaser's Acceptance one (1) SBAS, one (1) SBN, together with all other Deliverable Items referred to in Article 3.1 (and any options if exercised by Purchaser), all in accordance with this Contract, including the following Exhibits (as applicable), and Attachments (as applicable) which are attached hereto (or incorporated by reference) and made a part hereof:

2.1.1    Exhibit A, Statements of Work

         A-1      SBAS Statement of Work (SOW), Revision 3.1 dated December 1,
                  2006

         A-2 Statement of Work for TerreStar S-Band Space-Based Network and Interference Analysis Support ("SBN Statement of Work"), Document No. SS/L-E338830, Revision C dated December 1, 2006

2.1.2    Exhibit B, Performance Specifications

         B-1 Satellite-Beam-Access Subsystem Functional and Performance Requirements Specifications ("SBAS Performance
                  Specification"), Revision 1.2 dated December 1, 2006

         B-2 TerreStar S-Band Space-Based Network Technical Performance and Design Requirements ("SBN Performance Specification"), Document No. SS/L-338831, Revision B-8 dated December 1, 2006

2.1.3    Exhibit C, Reserved,

2.1.4    Exhibit D, Test Plans

         D-1 TerreStar Satellite-Beam-Access Subsystem Program Test Plan, Revision 1.0 dated July 17, 2006

         D-2 TerreStar S-Band Space-Based Network Test Plan (VCRM), Document No. SS/L-338832, Revision A-3 dated December 1, 2006

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2.1.5    Exhibit E, composed of Exhibit E-1, TerreStar Satellite-Beam-Access
         Subsystem - SBAS Payment Plan, Rev. 1.4 dated December 1, 2006 and Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount, dated December 14, 2006.

2.1.6    Attachments

         A. Form of Invoice (including the Annex 1 thereto, "Form of Contractor Certificate" and "Schedule 1 to Annex I to Attachment A")

         B.       Key Personnel

2.2      RELATIONSHIP TO WORK UNDER SATELLITE CONTRACT

The Parties hereto are also parties to the Satellite Contract. In both capacities, the Parties shall use reasonable commercial efforts to coordinate work under both contracts to the extent required for performance of each, including but not limited to providing necessary access to the Satellite and required data; provided, however, neither Party shall be required to take any action under this provision that constitutes or could reasonably be expected to lead to a breach or default of other obligations under either contract.

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              ARTICLE 3 - DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1               DELIVERABLE ITEMS

Subject to the other terms and conditions of this Contract, the items to be delivered under this Contract are specified in the table below and Contractor shall deliver such items on or before the corresponding Delivery dates and at locations specified in the table below. The Delivery dates and locations for those items subject to an option under this Contract are described in the particular Articles that set forth such options:

----------------------------------------------------------------------------------------------------
 Item     Description              Delivery Date                                Delivery Location
----------------------------------------------------------------------------------------------------
 1.       SBAS (not including      [***] (SBAS Operational Component)            Per SOW,
          item 3 and associated    For Test Deliverables and Spare Parts:        Exhibit A-1
          parts of items 4 and     Per SOW, Exhibit A-1
          5)
----------------------------------------------------------------------------------------------------
 2.       SBN and SBN Work         Per SOW, Exhibit A-2 - [***]                  Per SOW,
                                                                                 Exhibit A-2
----------------------------------------------------------------------------------------------------
 3.       SBAS Deliverable         Per SOW, Exhibit A-1                          Per SOW,
                                                                                 Exhibit A-1
----------------------------------------------------------------------------------------------------
 4.       Deliverable Data         Per SOW Exhibit A-1 (for SBAS                 PMO
                                   Deliverable Data) and Exhibit A-2 (for
                                   SBN Deliverable Data)
----------------------------------------------------------------------------------------------------
 5.       Training                 Per SOW, Exhibit A-1 (for SBAS                Per SOW,
                                   Training) and Exhibit A-2 (for SBN            Exhibits A-1
                                   Training)                                     nd A-2
----------------------------------------------------------------------------------------------------



3.2          DELIVERY

Delivery of each Deliverable Item other than the SBAS Operational Component and SBN and SBN Work, shall occur upon Acceptance of such item in accordance with
Article 10. Delivery of the SBN and SBN Work shall occur upon Acceptance of the SBN and SBN Work pursuant to Article 9.1.3. Delivery of the SBAS Operational Component shall occur upon Preliminary Acceptance of the SBAS Operational Component, as evidenced by the applicable Certificates of Completion signed by Purchaser pursuant to Article 10.2.2.

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                               ARTICLE 4 - PRICE

4.1               FIRM FIXED PRICE

4.1.1 FFP. The Firm Fixed Price for each Deliverable Item is set forth in the table below.

 ------------------------------------------------------------------------------
  Item           Description                TerreStar 1 Program Amount
 ------------------------------------------------------------------------------
  1.        SBAS                            US$38,139,834
 ------------------------------------------------------------------------------
  2.        SBN and SBN Work                US$22,500,000*
 ------------------------------------------------------------------------------
  3.        SBAS Deliverable Services       NSP
 ------------------------------------------------------------------------------
  4.        Deliverable Data                NSP
 ------------------------------------------------------------------------------
  5.        Training                        NSP
 ------------------------------------------------------------------------------
                  TOTAL Firm Fixed Price    US$60,639,834*
 ------------------------------------------------------------------------------
     *Subject to a reduction of up to $[***] if the SBN Price
     Reduction Option is exercised pursuant to Article 33.1.

         Payments already made to HNS by Purchaser under the HNS Subcontract shall be deemed as payments made hereunder and shall be credited against the Firm Fixed Price hereof.

4.1.2    Elements of the Item FFP's.

         A. For the SBAS. Subject to Article 4.2 hereof, the price to be paid by Purchaser to Contractor for the Deliverable Items 1 and 3 and SBAS-related portions of Deliverable Items 4 and 5 set forth in Article 3.1 hereof, within the scope of Work as detailed in Exhibit A-1, SBAS Statement of Work, shall be a Firm Fixed Price of Thirty-Eight Million, One Hundred and Thirty-Nine Thousand, Eight Hundred and Thirty-Four U.S. dollars (US$38,139,834) (the "SBAS Firm Fixed Price").

         B. For the SBN and SBN Work. Subject to Article 4.2 hereof, the price to be paid by Purchaser to Contractor for the Deliverable Item 2 and the SBN and SBN Work-related portions of Deliverable Items 4 and 5 set forth in Article 3.1 hereof, within the scope of Work as detailed in Exhibit A-2, SBN Statement of Work, shall be a Firm Fixed Price of Twenty-Two Million, Five Hundred Thousand U.S. dollars (US$22,500,000) (the "SBN Firm Fixed Price"), subject to the SBN Price Reduction Option.

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4.1.3    Elements of FFP. Except as otherwise expressly provided in this
         Contract, the Firm Fixed Prices are not subject to any escalation or to any adjustment or revision. The Firm Fixed Price for those items subject to an option under this Contract are described in the particular Article(s) that set forth such options. The Firm Fixed Prices for the SBAS and SBN and SBN Work include on-going design, manufacturing, tests, Deliverable Data, Training, in-orbit system testing, and insurance support services, packing and transport of the Deliverable Items to the Delivery location, transit insurance and such other insurance as is required by Article 24.

4.2               TAXES

         A. Included Taxes. "Included Taxes" means any Taxes described as included in a Firm Fixed Price or for which Contractor is otherwise responsible in this Section 4.2A.

                  (i) Consumption Taxes. Except as otherwise set forth in Section B(ii) (with respect to Consumption Taxes on the sale, delivery and installation of the SBAS), the Firm Fixed Prices include all applicable Taxes imposed by any United States federal, state, or local government.

                  (ii) Performance Taxes. The Firm Fixed Prices include any Taxes by any taxing authority and related to the design, development and manufacture of the Deliverable Items.

                  (iii) Income, Employment and Property Taxes. Except as otherwise stated in Section B(ii), the Firm Fixed Prices include all U.S. and foreign income and employment Taxes levied directly by any taxing authority related to Contractor (or its subcontractors') performance of this Contract, including the installation, test, and delivery of the Deliverable Items. Contractor shall be responsible for all Taxes based on its property.

                  Contractor has made or will make all the necessary filings in order to deliver the Work free and clear of any Contractor incurred liens or encumbrances for Included Taxes. Subject to the indemnification procedures set forth in Article 18.3, in the event any governmental or taxing authority imposes or assesses Included Taxes against Purchaser in connection with any Deliverable Item, Contractor shall indemnify Purchaser for any such Included Taxes paid by Purchaser and shall reimburse Purchaser for related costs of defense (whether or not Purchaser actually pays such Taxes).

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         B.       Excluded Taxes. "Excluded Taxes" means any Taxes described as excluded from a Firm Fixed Price or for which Purchaser is otherwise responsible in this Section 4.2B.

                  (i) SBAS - Sales Taxes. The SBAS Firm Fixed Price does not include, and Purchaser shall be responsible for paying, either directly to the governmental agency or as billed by Contractor:

                           (a) any and all Consumption Taxes imposed by any United States federal, state, or local government on the sale, delivery and installation of the SBAS Deliverable Items,

                           (b) any and all Consumption Taxes imposed by any Canadian federal or provincial government on the sale, delivery and installation of the SBAS Deliverable Items (including, if applicable, Canadian GST, HST and/or PST for which Contractor is responsible to remit to the applicable taxing authority on behalf of Purchaser), provided that Contractor will take all steps within its control that are necessary to ensure that all applicable exemptions and tax credits are available in respect of the SBAS Deliverable Items, and will cause any subcontractor to take all steps within its control that are necessary to ensure that all applicable exemptions and tax credits are available in respect of the SBAS Deliverable Item. Purchaser shall not be obligated to reimburse Contractor for any such Taxes for which HNS (or any subcontractor) is responsible to remit to the applicable taxing authority on behalf of Contractor so long as Contractor is not liable to HNS (or any subcontractor) for such Taxes with respect to the SBAS Deliverable Items.

                  (ii) SBAS - Canadian Income Taxes. To the extent that Canadian tax law requires Purchaser to withhold, and remit to a Canadian governmental agency on Contractor's behalf, a portion of the payment of the SBAS Firm Fixed Price for income tax withholding imposed on Contractor related to the SBAS Work delivered to or performed in Canada (the "105 Withholding"), Purchaser shall reimburse Contractor for the amount of such 105 Withholding to the extent

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                           that Contractor does not receive a refund, credit or
                           set off for the 105 Withholding against its other Canadian tax liabilities, if any; provided that Contractor has taken all reasonable steps necessary to seek and receive such refund, credit or set off (including objecting and appealing any determination = that Contractor is not entitled to receive such refund, credit or set off so long as Contractor reasonably determines that such an objection or appeal should prevail; provided that if Contractor determines not to object or appeal, Contractor shall so notify Purchaser in writing at least thirty (30) days prior to the expiration of the Contractor's right to object or appeal or in the event the period to object or appeal is less than thirty (30) days, as soon as reasonably possible). If Contractor has reasonably determined that such an objection or appeal should not prevail and has so notified the Purchaser as provided above, then at Purchaser's request and expense, Contractor shall file an objection and/or appeal in respect of the refund, credit of set off and Purchaser shall have the right (at the Purchaser's expense) to assume carriage of any such objection and/or appeal and to use counsel chosen by the Purchaser. Purchaser shall make such reimbursement within thirty (30) days following Purchaser's receipt of a certification signed by Contractor's Chief Financial Officer stating that (A)
                           (i) the refund, credit or set off against its other Canadian tax liabilities if any was denied, (ii) if reasonably determined to be in its best interest, Contractor appealed the denial, and (iii) if applicable, the appeal for the requested refund, credit or set off was denied or (B) that no refund, credit or set off against other Canadian tax liabilities is available. Any such reimbursement shall be in an amount sufficient to place Contractor in the same after-tax position as Contractor would have been if the SBAS Firm Fixed Price had been received without any 105 Withholding. The parties confirm that the 105 Withholding is on account of Contractor's Canadian tax liability and is treated as a tax withheld at source which can be credited against Canadian taxes payable, and if the Contractor does not have any Canadian tax liability, Contractor should be entitled to receive a refund of the 105 Withholding from the Canada Revenue Agency. The reimbursement in this paragraph only applies if the Contractor does not receive a refund, credit or set off of the 105 Withholding against its other Canadian tax liabilities. Notwithstanding anything to the contrary herein, in no event shall Purchaser's

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                           obligation to reimburse Contractor under this
                           provision, or otherwise compensate for any Canadian income tax liabilities, exceed U.S. $375,000.

         C. All Taxes billed by Contractor shall be separately stated on the applicable invoice.

         D. Purchaser shall withhold any Taxes from payments to Contractor as required by law and shall not be responsible to "gross-up" payments made or withheld by Contractor to HNS to compensate for any HNS tax liabilities for which Contractor has no liability.

         E.       The Parties shall cooperate to minimize all Taxes.

         F. The Parties agree to designate in this Contract the value of the goods delivered to, and the services performed in, Canada as soon as reasonably practicable.

4.3               MOST FAVORED CUSTOMER

Contractor shall include the following requirement in the HNS Subcontract and extend any price adjustment to Purchaser hereunder: If HNS provides any equipment similar to any equipment composing the SBAS to any third party at prices lower than the prices charged to Contractor on business terms, quantities, specifications, delivery schedules and terms and conditions similar to those under the HNS Subcontract, taken as a whole, then Contractor's price for the SBAS as set forth in the HNS Subcontract shall be appropriately adjusted to provide the benefit of such lower price, and the SBAS Firm Fixed Price shall be reduced to reflect the amount of such adjustment. Such adjustment shall be retroactive to the first date on which the lower charges to any such third party became effective.


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                              ARTICLE 5 - PAYMENTS

5.1               PAYMENT PLAN

Payment Milestones for the Firm Fixed Prices set forth in Article 4 with respect to the following items are as set forth in the corresponding Exhibits listed below.


                  -----------------------------------------
                       Firm Fixed Price         Exhibit
                  -----------------------------------------
                              SBAS                E-1
                  -----------------------------------------
                         SBN and SBN Work         E-2
                  -----------------------------------------

5.2               PAYMENT CONDITIONS

5.2.1 Time Payments. Subject to Article 5.2.4, all time payments due from Purchaser shall be paid no later than thirty (30) days after the date specified for invoice therefor as set forth in the applicable Payment Plan in Exhibit E-1 and Exhibit E-2. Contractor shall give to Purchaser an invoice and certification in the form attached hereto as Attachment A with respect to each such time payment. Subject to Article 5.2.4, the failure of Contractor to deliver any invoice required hereunder shall not affect Purchaser's obligation hereunder to make any time payments to Contractor.

5.2.2 Milestone Payments. All payments due from Purchaser upon the completion of a Milestone described in the applicable Payment Plan in Exhibit E-1 and Exhibit E-2 shall be paid no later than thirty (30) days after receipt by Purchaser of an invoice and certification in the form attached hereto as Attachment A that the Milestone has been completed in accordance with the requirements of this Contract, together with the necessary or appropriate supporting data and documentation as required hereunder, if any, or as Purchaser may reasonably request within ten
         (10) days of receipt of invoice. Notwithstanding the foregoing, and without prejudice to Contractor's rights under Article 5.6, Purchaser, in its sole discretion, may agree to make a partial payment to Contractor for partial completion of a Milestone event. In the event of early completion by Contractor of a Milestone in advance of such Milestone completion date as set forth in Exhibit E-1, SBAS Program Payment Plan, or Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount, Purchaser shall not be obligated to make the corresponding Milestone payment to Contractor in advance of the payment due date that would apply under this Article 5.2 to the applicable invoice date set forth in Exhibit E-1, SBAS Program Payment Plan, or Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount.

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5.2.3    Cumulative Payments. In no event shall Contractor submit an invoice whose amount, when paid, would exceed the aggregate, cumulative sum of payments (time payments plus Milestone payments) scheduled to be paid to Contractor up to such point of time of payment under Exhibit E-1, SBAS Program Payment Plan, or Exhibit E-2, SBN and SBAS Program Payment Plan and Termination Liability Amount, as applicable.

5.2.4 Obligation to Pay. If Contractor shall not have delivered any invoice or certification required hereunder within the time specified therefor, the relevant payment due from Purchaser shall be payable on or before thirty (30) days after receipt of such invoice or certification.

5.3               LATE PAYMENT

5.3.1 Interest. In the event that any payment due under this Contract, other than a payment disputed in accordance with Article 5.6 or due under Exhibit E-1, SBAS Program Payment Plan, is not made when due hereunder, without prejudice to the other rights and remedies under this Contract of the Party entitled to such payment, such Party shall also be entitled to interest at the rate of LIBOR (90 day rate) + 300 basis points per annum on the unpaid balance thereof from the date such payment is due hereunder until such time as payment is made. If any undisputed payment due under Exhibit E-1, SBAS Program Payment Plan, is not made within thirty (30) days after such amount is due, without prejudice to Contractor's other rights and remedies under this Contract, Contractor shall also be entitled to interest at the rate of LIBOR (90 day rate) + 300 basis points per annum on the unpaid balance thereof from the date such payment is due until such time as payment is made.

5.3.2 Suspension of Performance. If any payment (other than a disputed payment as set forth below) is not made by Purchaser by the date thirty
         (30) days after the date due in accordance with Article 5.2, or if a payment that is disputed by Purchaser pursuant to Article 5.6 is not paid into an escrow account as specified in such Article, then without prejudice to Contractor's other rights and remedies under this Contract or at law or in equity, Contractor may elect to suspend performance of its obligations under this Contract, without prejudice or penalty, until the affected payment is made. If Contractor subsequently resumes performance, the schedule and affected terms of this Contract shall be equitably adjusted due to such work stoppage and the price shall be

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         equitably adjusted to compensate Contractor for actual costs reasonably incurred by Contractor associated with such work stoppage, plus a markup of ten percent (10%) on those costs, such costs and markup to be invoiced and paid pursuant to the provisions of Article 5.

5.4               INVOICES

Invoices required to be delivered by Contractor hereunder shall be submitted by facsimile and airmail to Purchaser (original plus one (1) copy, including supporting documentation and data) at the following address:


                     TerreStar Networks Inc.
                    ------------------------------------------
                     Attn.:      [***]
                                ------------------------------
                                 [***]
                                ------------------------------
                                 12010 Sunset Hills Road
                                ------------------------------

                                ------------------------------
                                 Reston, VA 20190
                                ------------------------------
                                 Tel: [***]
                                ------------------------------
                                 Fax: [***]
                                ------------------------------

With a copy to:


                     TerreStar Networks Inc.
                    ------------------------------------------
                     Attn.:      [***]
                                ------------------------------
                                 [***]
                                ------------------------------
                                 12010 Sunset Hills Road
                                ------------------------------

                                ------------------------------
                                 Reston, VA 20190
                                ------------------------------
                                 Tel: [***]
                                ------------------------------
                                 Fax: [***]
                                ------------------------------

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or to such other address as Purchaser may specify in writing to Contractor.

5.5               PAYMENT BANK

All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

      SPACE SYSTEMS/LORAL, INC.

      ACCOUNT NO. [***]

      BANK OF AMERICA NT&SA

      CHICAGO, ILLINOIS

      [***]

or such other account or accounts as Contractor may specify in writing to Purchaser.

5.6                DISPUTED AMOUNTS

In the event Purchaser determines in good faith that the event covered by a Contractor Milestone payment invoice has not been substantially completed in accordance with the requirements of this Contract, Purchaser shall so notify Contractor in writing within thirty (30) days of receipt of the invoice. Such notification shall state in reasonable detail the area(s) Purchaser considers not to be in accordance with the requirements of this Contract. Within five (5) Business Days of receipt of Purchaser's notification, Contractor shall notify Purchaser in writing if it disagrees with Purchaser's determination, stating its good faith basis for such disagreement. Within ten (10) Business Days thereafter, the Parties' respective senior executives shall meet and use good faith efforts to resolve such disagreement. If the senior executives are unable to resolve the disagreement within ten (10) Business Days, Purchaser shall immediately place the payment amount in dispute into an escrow account (which the Parties shall establish with a mutually acceptable escrow agent promptly after the SBN EDC) pending resolution pursuant to Article 22, Dispute Resolution. Should Contractor agree with Purchaser's notification, Contractor shall proceed to correct the discrepancy(ies), and, upon correction, the invoice shall be reinstated for payment. The Parties shall equally share in the third party escrow fees incurred in connection with this Article 5.6.

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5.7               SET OFF

In the event one Party has not paid the second Party any amount that is due and payable to the second Party under this Contract, such second Party shall have the right to set off such amount against payments due to the first Party under this Contract, provided any amount in dispute pursuant to Article 5.6 shall not be considered eligible for setoff while the Dispute is being resolved.

5.8               SPECIAL FINANCIAL TERMS

Prior to Intentional Ignition, as defined in the Satellite Contract, in the event that: (a) Contractor or Loral Space & Communications Inc. is not rated at least "BB" by Standard & Poor's rating agency or a similar rating by another nationally recognized rating agency; or (b) Contractor does not have a balance of cash, cash equivalents and liquid securities of at least [***]U.S. dollars (US$[***]), then amounts paid by Purchaser to Contractor under the Contract will be used solely for purposes of performing the Work and the execution of Contractor's manufacturing business. Nothing in this Article 5.8 shall obligate Contractor to change its current tracking and cash management systems.

5.9               TIME AND MATERIAL SERVICES

With respect to additional services for which a time and materials pricing mechanism is described in this Contract, Contractor shall provide Purchaser such additional services, with Contractor's labor billed at Contractor's then current (fully-burdened) hourly rates as determined in accordance with Contractor's standard accounting practices, plus actual material charges, plus a profit of [***] percent ([***]%). Upon reasonable written notice, Purchaser shall have the right, at Purchaser's expense, to have a third party auditor, reasonably acceptable to Contractor, conduct an audit of Contractor's hourly rate charges billed to Purchase to verify that the rates charged to Purchaser comply with this Article 5.8; however, the detailed rates shall be redacted from any report (written or otherwise) provided to Purchaser by the auditor. Notwithstanding the foregoing, the audit report may include the amount of charges that are disputed by the auditor, and, unless disputed by Contractor in good faith, such amount of overcharge as determined by the auditor shall be refunded to Purchaser.

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                      ARTICLE 6 - PURCHASER-FURNISHED ITEMS

6.1               PURCHASER-FURNISHED SUPPORT

To enable Contractor to perform the SBN Work and to install and complete Acceptance inspection of the SBAS, Purchaser shall timely make available to Contractor the Purchaser-furnished equipment, facilities and services described in Section 2.6 of Exhibit A (Satellite Statement of Work) of the Satellite Contract, and Section 9 of Exhibit A-1 of this Contract, SBAS Statement of Work. At all times, as between Contractor and Purchaser, such Purchaser-furnished equipment, facilities and items shall remain Purchaser's property. Such equipment, facilities and services shall be in good working condition and adequate for the required purposes. Contractor shall provide Purchaser with reasonable prior written notice of its need (including the need of any of its subcontractors, consultant and/or agent) to access any of the Purchaser-furnished sites. Contractor shall not provide access to or use of the Purchaser-furnished sites, equipment or other items to any third party other than an authorized subcontractor, consultant and/or agent of Contractor for purposes of performing subcontracted Work. Contractor shall comply with the terms of the lease for each site, as provided in writing to Contractor. Contractor shall ensure that no lien, encumbrance, pledge or other interest whatsoever attaches to the Purchaser-furnished equipment, sites and other items as the result of acts or omissions of Contractor or its subcontractors. Purchaser and Contractor will conduct an interface meeting on the date established therefor at the technical interchange meeting described in Section
2.6.1 of Exhibit A (Statement of Work) of the Satellite Contract, to confirm the availability and adequacy of Purchaser-furnished equipment, facilities and services.

6.2               COMMUNICATIONS AUTHORIZATIONS

Contractor shall provide such reasonable cooperation and support as Purchaser may reasonably request in support of Purchaser's preparation, coordination and filing of applications, registrations, reports, licenses, permits and authorizations for the construction, launch and operation of each Satellite. From and after Acceptance of the SBN and SBN Work, for any support provided by Contractor under this Article 6.2, Contractor shall be entitled to reimbursement of actual costs reasonably incurred in connection with the provision of such support plus a markup of [***] percent ([***]%), with such costs and associated markup to be invoiced and paid in accordance with Article 5.

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6.3               RADIO FREQUENCY COORDINATION

Contractor shall provide reasonable cooperation and support as Purchaser may reasonably request in support of Purchaser's efforts in the preparation and submission of filings required by the International Telecommunication Union (or any successor agency thereto) and all relevant domestic communications regulatory authorities regarding radio frequency and orbital position coordination. From and after Acceptance of the SBN and SBN Work, for any support provided by Contractor under this Article 6.3, Contractor shall be entitled to reimbursement of actual costs reasonably incurred in connection with the provision of such support plus a markup of [***] percent ([***]%), with such costs and markup to be invoiced and paid in accordance with Article 5.

6.4               LATE DELIVERY OF PURCHASER-FURNISHED ITEMS OR SERVICES

The late delivery of Purchaser-furnished items or services, individually or combined, shall not be considered a default by Purchaser, but shall be considered an event beyond the reasonable control of Contractor, and Contractor shall be entitled to adjustments in price, schedule, performance requirements and other terms of this Contract in accordance with Article 16 (Purchaser Delay of Work).

6.5               HNS CONTRACT ITEMS

On and effective as of the Effective Date, Purchaser shall provide to Contractor for use on this Contract all deliverables and work-in-process acquired by Purchaser pursuant to the HNS Contract.

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              ARTICLE 7 - COMPLIANCE WITH U.S. LAWS AND DIRECTIVES

7.1               GENERAL

Each Party shall, at its expense, perform its respective obligations hereunder in accordance with all applicable laws, regulations, and policies of the United States and the conditions of all applicable United States Government approvals, permits, or licenses.

Without limiting the generality of the foregoing, Contractor will not, directly or indirectly, take any action that would cause Purchaser to be in violation of U.S. anti-boycott laws under the U.S. Export Administration Act, the U.S. Internal Revenue Code, or any regulation thereunder. Neither Party shall, without prior written authorization from the Department of State/Commerce or other agency of the U.S. Government having jurisdiction, export, directly or indirectly, any U.S. source technical data (as defined in accordance with applicable regulations) acquired from the other Party or any products utilizing any such data, to any country for which at the time of export, an export license or other governmental approval is required by an applicable statute or regulation.

In its performance of this Contract, neither Party will, directly or indirectly, make, offer, or agree to make or offer any loan, gift, donation, or other payment whether in cash or in kind, for the benefit or at the direction of any candidate, committee, political party, government or its subdivision, or any individual elected, appointed, or otherwise designated as an employee or officer thereof, for the purpose of influencing any act or decision of such entity or individual or inducing such entity or individual to do or omit to do anything, in order to obtain or retain business or other benefits except as may be expressly permitted under the Foreign Corrupt Practices Act and the regulations promulgated thereunder.

7.2               COMPLIANCE WITH U.S. EXPORT CONTROL LAWS

7.2.1 Performance in Accordance with Law. Contractor shall, at its expense, perform the Work in accordance with all applicable export control laws, regulations, and policies of the United States and the conditions of all applicable United States Government approvals, permits, and licenses. Without limiting the generality of the foregoing, Contractor shall timely apply for and use reasonable and diligent efforts to obtain U.S. and non-U.S. Government approvals, permits and licenses necessary for export or import of the Deliverable Items and services and other technical data and equipment related to the SBAS or SBN and SBN Work being furnished by Contractor, pursuant to or to be utilized

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         in connection with this Contract. Purchaser agrees to cooperate with
         Contractor in Contractor's efforts to obtain any such approvals, permits and licenses, including providing Contractor with requirement information in Purchaser's possession.

7.2.2 Cooperation. Any obligation of Contractor hereunder to provide hardware, software, Deliverable Data, other technical information or technical services to Purchaser and its personnel and/or its representatives shall be subject to applicable U.S. Government export control and security laws, regulations, policies and license conditions, as construed by Contractor in good faith. The Parties shall work cooperatively and in good faith to implement this Contract in compliance with such laws, regulations, policies and license conditions. If and to the extent required by U.S. law, Purchaser and its personnel and/or representatives shall enter into U.S. Government-approved agreement(s), separate from this Contract, governing Contractor's provision of hardware, software, Deliverable Data, other technical information or technical services in connection with this Contract.

7.3               LICENSES AND OTHER APPROVALS

Contractor shall timely apply for and, once issued, maintain U.S. Government export licenses, agreements and other approvals that are required for "foreign person" personnel and/or representatives of Purchaser (including, but not limited to, foreign subsidiaries and related entities of Purchaser involved with the procurement) as well as Purchaser's insurance providers and Canadian authorities (as may be required under Canadian law) to have access to Contractor facilities, hardware, software, Deliverable Data, other technical information or technical services in connection with the performance of this Contract. A "foreign person" shall be as defined in the International Traffic in Arms Regulations, 22 C.F.R. ss.120.16. As early as practicable, and in no event later than fifteen (15) days after SBN EDC, Purchaser shall provide Contractor with a list of countries (if other than the U.S.) of which "foreign person" personnel and/or representatives of Purchaser (including, but not limited to foreign subsidiaries and related entities of Purchaser involved with the procurement) as well as Purchaser's insurance providers and Canadian authorities (as may be required under Canadian law) are citizens, if such personnel, representatives, insurance providers and Canadian authorities will or may have access to U.S. export-controlled items under this Contract. Purchaser shall provide the reasonable cooperation and support necessary for Contractor to apply for and maintain such required U.S. export licenses, agreements and other approvals, and shall promptly notify Contractor of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export licenses, agreements and approvals. At Purchaser's request, Contractor shall include

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Purchaser (and related entities involved with the procurement, including any foreign companies necessarily required to be part of the development, procurement or integration) as a named party in any application to the U.S. Government for approval of such export licenses, agreements and other approvals so as to permit Purchaser to be present during any discussion or meetings where Purchaser's foreign subsidiaries/related entities, insurance providers and/or Canadian authorities may receive from or discuss with Contractor export-controlled technical data. Contractor shall provide the parties to such export licenses and agreements copies of the export licenses and agreements, including any U.S. Government provisos related to same.

Contractor shall review with Purchaser any application Contractor makes to any government department, agency, or entity for any approval, permit, license, or agreement, as may be required for performance of the HNS Subcontracted Work, prior to submission of such application. Contractor shall provide Purchaser a minimum of three (3) Business Days to review such application prior to submission to such governmental entity, and Contractor shall in good faith consider any comments and proposed revisions made by Purchaser for incorporation into such application.

NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT, IN NO EVENT SHALL CONTRACTOR BE OBLIGATED UNDER THIS CONTRACT TO PROVIDE ACCESS TO CONTRACTOR OR SUBCONTRACTOR FACILITIES; PROVIDE ACCESS TO OR FURNISH HARDWARE, SOFTWARE, DELIVERABLE DATA OR OTHER TECHNICAL INFORMATION; OR PROVIDE TECHNICAL/DEFENSE SERVICES, TO ANY PERSON EXCEPT IN COMPLIANCE WITH APPLICABLE U.S. EXPORT CONTROL LAWS, REGULATIONS, POLICIES AND LICENSE CONDITIONS, AS CONSTRUED BY CONTRACTOR IN GOOD FAITH.

7.4               NO UNAUTHORIZED EXPORTS OR RETRANSFERS

PURCHASER SHALL NOT EXPORT OR TRANSFER TO ANY "FOREIGN PERSON" ANY HARDWARE, SOFTWARE, DELIVERABLE DATA, OTHER TECHNICAL INFORMATION OR TECHNICAL/DEFENSE SERVICES FURNISHED HEREUNDER, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS AND OTHER APPROVALS REFERENCED IN ARTICLES 7.1 AND 7.2 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

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IF PURCHASER IS A "FOREIGN PERSON", PURCHASER SHALL NOT RE-EXPORT, RE-TRANSFER
OR DIVERT TO ANY THIRD PARTY ANY ITEM EXPORTED TO PURCHASER UNDER OR IN CONNECTION WITH THIS CONTRACT, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS OR OTHER APPROVALS REFERENCED IN ARTICLES 7.1 AND 7.2 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

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                     ARTICLE 8 - ACCESS TO WORK IN PROGRESS

8.1               GENERAL

Contractor represents and warrants that, subject to Article 7, the access to the Work and Work-in-progress to be provided Purchaser personnel (and Purchaser's duly appointed consultants and agents) under this Contract is or shall be substantially similar to the access to the Work and Work-in-progress Contractor provides to its other major commercial customers. In the event Contractor becomes aware that the access to the Work and Work in progress provided under this Contract is otherwise, Contractor shall promptly remedy that situation.

8.2               WORK IN PROGRESS AT CONTRACTOR'S FACILITY

Subject to Article 7 and compliance with Contractor's normal and customary safety and security regulations, policies, procedures and practices of which Purchaser has received prior written notice, Purchaser personnel (and Purchaser's duly appointed consultants and agents) shall be allowed unescorted access to all Work being performed at Contractor's facility for the Deliverable Items, for the purpose of observing the progress of such Work during normal program business hours and at such other hours as Contractor may agree. Subject to Article 7, Purchaser shall be provided ten (10) non-escort permanent badges and ten (10) escort badges to agreed work areas where the Work is being performed.

8.3               WORK IN PROGRESS AT SUBCONTRACTORS' FACILITIES

In the case of Contractor's Major Subcontracts, and such other non-major subcontracts under which the effort in support hereunder involves significant design or qualification or the subcontractor is experiencing performance difficulties which may have a material adverse effect on the Delivery schedule or performance or provision of a Deliverable Item, Contractor shall use commercially reasonable efforts to require that each such subcontract contain a provision substantially similar to this Article 8 with respect to access to the applicable subcontractor's facilities and performance of the Work. Such access shall be subject to Article 7 and (i) each such subcontractor's safety and security regulations of which Purchaser is advised in writing prior to any visit, and (ii) right of Contractor to accompany Purchaser on any such visit to a subcontractor's facility. In addition, Purchaser Personnel shall be allowed to attend all the Major Subcontractor's design and technical reviews.

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8.4               ON-SITE FACILITIES FOR PURCHASER'S PERSONNEL

8.4.1 Contractor Facilities. For the purpose of monitoring the progress of the Work being performed by Contractor hereunder and under the Satellite Contract, Contractor shall provide office facilities at or proximate to Contractor's plant for up to five (5) resident Purchaser personnel (and/or Purchaser's duly appointed consultants and agents) through Acceptance of the SBN and SBN Work. The office facilities to be provided shall include a reasonable amount of office space, office furniture, local telephone service, reasonable long-distance telephone usage, internet access (at the same speed and quality available to Contractor personnel), access to Contractor's exchange network specific to this Contract, access to copy machines, facsimile machines, meeting rooms, and to the extent available, videoconference rooms, and car parking facilities, to the extent necessary to enable Purchaser personnel to monitor the progress of Work under this Contract.

8.4.2 Subcontractor Facilities. In the case of Contractor's Major Subcontracts related to the SBAS, SBN and SBN Work and payload, Contractor shall use commercially reasonable efforts to ensure that reasonable office facilities for up to three (3) Purchaser personnel (and/or Purchaser's duly appointed consultants and agents) are provided on a temporary basis to attend meetings or witness tests. Notwithstanding the foregoing, Contractor shall require HNS to provide office facilities (consistent with the specifications described in Article 8.4.1) for up to two (2) Purchaser personnel through Final Acceptance of the SBAS Operational Component, for the purpose of monitoring the progress of the Work associated with the SBAS.

8.5               PURCHASER REPRESENTATIVES AS COMPETITORS/FOREIGN PERSONS

Contractor may, in its reasonable discretion, deny access to Contractor's facilities, products or information to any and all Purchaser consultants and agents who are in direct competition with and/or currently employed by companies or entities that are in direct competition with Contractor for the sale of commercial telecommunications satellites. Purchaser shall notify Contractor in writing of the name, title or function, business relationship, employer, citizenship status under U.S. export laws and such other information as may be reasonably requested by Contractor, with respect to each of its intended consultants and agents, and cause each such consultant and agent to: (i) execute a confidentiality agreement directly with Contractor in form and substance reasonably satisfactory to Contractor and containing terms substantially the same as those set forth in Article 27 and Article 28; and (ii) pursuant to
Article 7, execute a Technical Assistance Agreement or other agreement to ensure

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compliance with applicable U.S. export control laws and regulations to the extent required by applicable U.S. export laws or regulations as interpreted by Contractor in good faith. Where Purchaser has not complied with this Article 8.5, Contractor may, in its discretion, deny any consultant or agent of Purchaser access to Contractor facilities, products or information.

8.6               INTERFERENCE WITH OPERATIONS

Purchaser shall exercise its rights under this Article 8 in a manner that does not unreasonably interfere with Contractor's or its subcontractors' normal business operations or Contractor's performance of its obligations under this Contract or any agreement between Contractor and its subcontractors.

8.7               FINANCING ENTITIES

Subject to the provisions of Article 7, each Financing Entity shall have access to the Work in the same manner and to the same extent as Purchaser consultants and agents under this Article 8.

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                     ARTICLE 9 - SBN AND SBN WORK ACCEPTANCE

9.1               SBN REQUIREMENTS ANALYSIS, IOT AND ACCEPTANCE

9.1.1    Determination of Definitive SBN Performance Specification

         A. SBN Performance Specification Analysis. The Parties acknowledge that as of SBN EDC, Contractor has not verified whether it is feasible for the integration of the SBAS Operational Component (based on Exhibit B-1, SBAS Performance Specification on the SBN EDC) and the Satellite (based on Exhibit B of the Satellite Contract), to result in an SBN that conforms to Exhibit B-2, SBN Performance Specification. As further described in Exhibit A-2, SBN Statement of Work, no later than SBN CDR, Contractor shall conduct the Requirements Analysis and: (i) verify that it is feasible for the integration of the SBAS Operational Component and the Satellite to result in an SBN that conforms to Exhibit B-2, SBN Performance Specification, or (ii) determine that it is not feasible for the integration of the SBAS Operational Component and the Satellite to result in an SBN that conforms to Exhibit B-2, SBN Performance Specification, in which case Contractor shall (a) determine the expected performance of the SBN if the Performance Specification for the Satellite and the SBAS Operational Component are not modified (the "Degraded SBN Performance Specification"), and (b) provide Purchaser with reasonable change order proposals, including price, schedule and other impacts, necessary to modify Exhibit B (Satellite Performance Specification) of the Satellite Contract and/or Exhibit B-1 (SBAS Performance Specification) of this Contract, that will result in an SBN that conforms to Exhibit B-2, SBN Performance Specification ("Conforming Change Orders").

         B. Definitive SBN Performance Specification. In the event of verification pursuant to Article 9.1.1.A (i), Exhibit B-2, SBN Performance Specification on the SBN EDC shall be deemed the Definitive SBN Performance Specification. In the event of the determination pursuant to Article 9.1.1.A(ii), subject to
                  Article 9.1.3.C, the following shall apply:

                  (i) If Purchaser agrees to all of the Conforming Change Orders, the Definitive SBN Performance Specification shall be the Exhibit B-2, SBN Performance Specification on the SBN EDC, and this Contract shall be timely modified to incorporate the terms of such

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                           Conforming Change Orders in the case of modifications
                           to Exhibit B-1, SBAS Performance Specification, and the Satellite Contract shall be timely modified by the Parties to incorporate the terms of such Conforming Change Orders in the case of modifications to Exhibit B, Satellite Performance Specification;

                  (ii) If Purchaser does not agree to any of the Conforming Change Orders, the Definitive SBN Performance Specification shall be the Degraded SBN Performance Specification; or

                  (iii) If Purchaser agrees to some, but not all of the Conforming Change Orders, the Definitive SBN Performance Specification shall be as agreed by the Parties, in good faith, based on the modifications to the SBAS Operational Component and/or the Satellite set forth in the agreed upon Conforming Change Orders, or other change orders as the Parties may agree, and this Contract and/or the Satellite Contract shall be timely modified to incorporate the terms of the agreed Conforming Change Orders/change orders.

                  (iv) Contractor shall coordinate and cooperate with Purchaser in preparing the Conforming Change Orders/change orders respecting the SBN Performance Specification. The Parties shall coordinate and cooperate with respect to any change orders required under the Satellite Contract pursuant to this Article 9.

9.1.2.   Conduct of SBN IOT.

         A. Phase 1 SBN IOT. Upon Acceptance of the TerreStar 1 Satellite in accordance with the Satellite Contract and Preliminary Acceptance of the SBAS Operational Component in accordance with Article 10.2, Contractor shall: (i) conduct the SBN IOT in accordance with Exhibit D-2, SBN Program Test Plan ("Phase 1 SBN IOT"); and (ii) at completion of the Phase 1 SBN IOT, perform an initial review with Purchaser of the Phase 1 SBN IOT results to determine whether the Phase 1 SBN IOT demonstrates (in accordance with Exhibit A-2, SBN Statement of Work and Exhibit D-2, SBN Program Test Plan), that the SBN is either a Conforming SBN, Partially Degraded SBN or Fully Degraded SBN. If the Phase 1 SBN IOT demonstrates that the SBN is a Conforming SBN, at least twenty-four (24) hours prior to the start of the SBN Acceptance/Handover Review (per Section

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                  3.3.7 of Exhibit A-2, SBN Statement of Work), Contractor shall provide Purchaser with an SBN Summary Acceptance Report, including full details on any non-conformity discovered during the Phase 1 SBN IOT subject to a waiver and/or deviation pursuant to Article 10.9 and shall conduct the SBN Acceptance/Handover Review within three (3) Business Days of completing the Phase 1 SBN IOT.

         B. Phase 2 SBN IOT. If the Phase 1 SBN IOT demonstrates that the SBN is a Partially Degraded SBN or Fully Degraded SBN, the Contractor shall proceed in accordance with Article 9.1.3 (B)
                  (i) or Article 9.1.3 B (ii) below, as applicable (the "Phase 2 SBN IOT"). Thereafter, upon the earlier to occur of: (x) the SBN being demonstrated to be a Conforming SBN; or (y) expiration of the applicable time period set forth in Article
                  9.1.3 B (i) or Article 9.1.3 B (ii) below, the Phase 2 SBN IOT shall be deemed complete, and Contractor shall conduct the SBN Acceptance/Handover Review (per Section 3.3.7 of Exhibit A-2, SBN Statement of Work), and will provide to Purchaser, at least twenty-four (24) hours prior to the start of the SBN Acceptance/Handover Review, an SBN Summary Acceptance Report, including full details on any non-conformity discovered during both the Phase 1 SBN IOT and the Phase 2 SBN IOT, including any corrective actions taken; and conduct the SBN Acceptance/Handover Review within three (3) Business Days of the earlier to occur of (x) or (y) immediately above. In the event that Phase 2 SBN IOT is required to be performed in accordance with the provisions of this Article 9.1.2 B, then the Phase 2 SBN IOT shall be deemed the "Final SBN IOT"; if the Phase 2 SBN IOT is not so required to be performed as provided in this Article 9.1.2 B, then the Phase 1 SBN IOT shall be deemed to be the "Final SBN IOT".

           C. Satellite Contract. For purposes of conducting the Phase 1 SBN IOT and Phase 2 SBN IOT and other tasks set forth in this
                  Article 9, Purchaser shall authorize Contractor to have access to the Satellite and other Purchaser facilities and data as required for such performance, subject to the provisions of
                  Section 6.1 of this Agreement and to any applicable ITAR restrictions, and will include this requirement in any assignment or transfer agreement under the Satellite Contract.

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9.1.3    SBN IOT Results and Consequences

         A. Conforming SBN. If the Final SBN IOT demonstrates that the SBN is a Conforming SBN, Purchaser shall Accept the SBN and SBN Work and Contractor shall earn and be paid the full amount of the SBN Acceptance Payment.

         B.       Non-Conforming SBN.

         (i) To the extent that the Phase 1 SBN IOT indicates that the SBN is either a Partially or Fully Degraded SBN, and such degraded condition is not due in whole or in part to the SBAS Operational Component's failure to comply with the SBAS Performance Specification (as such may have been modified in connection with Preliminary Acceptance pursuant to Article
                  10), Contractor shall make commercially reasonable efforts for up to ninety (90) days from the completion of the Phase 1 SBN IOT to bring the SBN into conformity with the requirements of Exhibit B-2, SBN Performance Specification. At the conclusion of such ninety (90) day period, the Parties shall proceed as provided in Article 9.1.2 above, and the following shall apply:

                           (a) Purchaser shall Accept the SBN and SBN Work upon the completion of the SBN Acceptance/Handover Review;

                           (b) except as otherwise provided in, and subject to, Article 9.1.4, Contractor shall earn and be paid the Adjusted SBN Acceptance Payment calculated in accordance with Article 9.1.4 if the SBN is a Partially Degraded SBN, or Contractor shall not be entitled to any SBN Acceptance Payment if the SBN is a Fully Degraded SBN; and

                           (c) Contractor shall, at Purchaser's request, on or promptly following the completion of the SBN Acceptance/Handover Review, continue efforts to make the SBN a Conforming SBN, at Contractor's actual cost, and Contractor shall invoice Purchaser for such cost (but only to the extent that such Work is not otherwise subject to warranty coverage pursuant to Article 13 hereof), on a monthly basis for such Work performed in the previous month, and Purchaser shall pay the undisputed portions of such amount within thirty (30) days of Purchaser's receipt of Contractor's invoice therefor, all in accordance with Article 5.8.

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         (ii)     SBAS Operational Component Issue. To the extent that the Phase
                  1 SBN IOT indicates that the SBN is either a Partially or Fully Degraded SBN, and if the non-conformity is due, in whole or in part, to the SBAS Operational Component's failure to comply with the SBAS Performance Specification (as such may have been modified in connection with Preliminary Acceptance pursuant to Article 10), Contractor shall make commercially reasonable efforts for up to one hundred and fifty (150) days from the completion of Phase 1 SBN IOT to bring the SBN into conformity with the SBN-level requirements of Exhibit B-2, SBN Performance Specification. For the avoidance of doubt, Contractor shall have no obligation to continue efforts to bring the SBN into conformity with the applicable SBN-level requirements of Exhibit B-2, SBN Performance Specification, beyond ninety (90) days from completion of the Phase 1 SBN
                  IOT, and has the right to cease such efforts between day ninety (90) and day one hundred and fifty (150) from completion of Phase 1 SBN IOT, if any SBN non-conformity that may then exist is no longer due, in whole or in part, to the SBAS Operational Component's failure to comply with the SBAS Performance Specification (as such may have been modified in connection with Preliminary Acceptance pursuant to Article
                  10). Upon the earlier to occur of: (x) the SBN being demonstrated to be a Conforming SBN; (y) the cause of any SBN non-conformity being demonstrated as no longer being related, in whole or in part, to SBAS Operational Component's failure to comply with the SBAS Performance Specification (as such may have been modified in connection with Preliminary Acceptance pursuant to Article 10), provided that this subsection (y) will not apply until ninety (90) days following Phase 1 SBN IOT; or (z) one hundred and fifty (150) days after completion of the Phase 1 SBN IOT, Contractor shall provide Purchaser with the SBN Summary Acceptance Report and shall conduct the SBN Acceptance/Handover Review, each as provided in Article
                  9.1.2 B above, and Purchaser shall make one of the following elections (in the event that Purchaser does not provide written notification as required in Article 9.1.3B (ii) (a),
                  (b) or (c) below within five (5) Business Days of the

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                  completion of the such SBN Acceptance /Handover Review,
                  Purchaser shall be deemed to have elected to proceed under
                  Article 9.1.3B (ii) (a)):

                  (a) Accept the SBN and SBN Work (including Final Acceptance of the SBAS Operational Component) in writing and: (x) the provisions of Article 9.1.3B(i)
                           (a) through (c) shall apply; and (y) Contractor shall earn and be paid the Final Acceptance Milestone payment under Exhibit E-1, SBAS Program Payment Plan; or

                  (b) Exercise its rights, in writing, under Article 21.1.1 B, if Purchaser has the right to terminate the SBAS (including the SBAS Operational Component) under such Article and: (x) Contractor shall not be entitled to an SBN Acceptance Payment; and (y) the provisions of Articles 21.1.1 B and 19.1.3 C shall apply; or

                  (c) Accept the SBN and SBN Work, but not Accept the SBAS Operational Component, (by specifying, in writing, as required by Article 10.2.5, the non-conformances of the SBAS Operational Component to the applicable requirements of Exhibit B-1, SBAS Performance Specification, that Purchaser requires to be corrected prior to giving Final Acceptance), in which case, except as otherwise provided in, and subject to, Article 9.1.4: (x) Contractor shall earn and be paid the Adjusted SBN Acceptance Payment calculated in accordance with Article 9.1.4 based on the performance of the SBN derived utilizing the actual measured performance of the SBN as determined at the earlier to occur of (x), (y) or (z) of Article 9.1.3 B (ii) above; and (y) Contractor shall not earn or be paid the Final Acceptance Milestone payment under Exhibit E-1, SBAS Program Payment Plan, until such time as the SBAS Operational Component achieves Final Acceptance in accordance with Article 10.2.5.

         (iii) Notwithstanding any provision of this Article to the contrary, however, Contractor's obligations to Purchaser with respect to correcting defects in the SBAS shall in no event be greater than HNS's obligations to Contractor under the HNS Subcontract with respect to correcting such defects.

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         C.       For purposes of Article 9.1.3.B, Contractor shall not have any obligation to modify the SBAS Operational Component if such modification would require a change or deviation to either or both of the SBAS Performance Specifications and the Satellite Performance Specifications as defined in the Satellite Contract, unless Purchaser directs such change pursuant to
                  Article 14 or the change management procedure set forth in the Satellite Contract, respectively.

         D. Nothing in this Article 9.1 shall in any manner affect Preliminary Acceptance of the SBAS Operational Component pursuant to Article 10.2.2.

9.1.4 Calculation of Adjusted SBN Acceptance Payment. Contractor shall earn all, none or a portion of the SBN Acceptance Payment based upon the degree to which the SBN meets the SBN Key Performance Requirements at the conclusion of the Final SBN IOT. In order to calculate the amount of the Adjusted SBN Acceptance Payment earned by the Contractor, the SBN Key Performance Requirements shall be subject to adjustment in accordance with Article 9.1.4.A, below, and then such adjusted SBN Key Performance Requirements shall be compared with the corresponding SBN performance as measured during the Final SBN IOT, to determine the amount, if any, of degradation experienced in any of the Key Performance Requirements criteria. The degradation values derived for each of the Key Performance Requirements shall then be the basis for determining the Adjusted SBN Acceptance Payment earned by Contractor according to the formula specified in Article 9.1.4.B, below. The sum used as the basis for calculating the Adjusted SBN Acceptance Payment shall be [***]U.S. dollars (US$[***]), subject to adjustment in accordance with Article 33.1 and 9.1.4B below.

         A. At the completion of Final SBN IOT, each of the SBN Key Performance Requirements shall be adjusted to reflect (i) IOT measurement error determined as mutually agreed by the Parties at SBN CDR; (ii) actual SBAS Operational Component performance as measured upon SBAS Operational Component Preliminary Acceptance, and incorporated into a revised SBAS Performance Specification applicable on and after such Preliminary Acceptance pursuant to Article 10, and (iii) actual Satellite performance as measured upon completion of Satellite IOT, according to the terms of the Satellite Contract.

         B. For each of the four (4) SBN Key Performance Requirements, the corresponding Adjusted SBN Performance Criterion, derived in accordance with Article 9.1.4.A above, shall be applied to the

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                  relevant table (Table 9A - 9D below) to determine whether and how much of an Adjusted SBN Acceptance Payment reduction is due. Reductions to the SBN Acceptance Payment based on the Key SBN Performance Requirements shall be non-cumulative (not additive), and shall be based only on the one (1) worst case performance degradation from among the four Key SBN Performance Requirements. The final Adjusted SBN Acceptance Payment shall be determined for a Partially Degraded SBN according to the percentages defined in the following tables:

                       Table 9A
                       --------------------------------------------------
                            95% PSA S-Band               SBN Acceptance
                            Aggregate EIRP             Payment Reduction
                        Degradation (dB) at + 6
                          degrees inclination
                       --------------------------------------------------
                              0 dB to < 1 dB                 [***]%
                       --------------------------------------------------
                              1 dB to < 2 dB                 [***]%
                       --------------------------------------------------
                              2 dB to < 3 dB                 [***]%
                       --------------------------------------------------

                       Table 9B
                       --------------------------------------------------
                           95% PSA S-Band G/T            SBN Acceptance
                        Degradation (dB) at + 6        Payment Reduction
                          degrees inclination
                       --------------------------------------------------
                              0 dB to < 1 dB                 [***]%
                       --------------------------------------------------
                              1 dB to < 2 dB                 [***]%
                       --------------------------------------------------
                              2 dB to < 3 dB                 [***]%
                       --------------------------------------------------

                       Table 9C
                       --------------------------------------------------
                          S-Band C/I Total               SBN Acceptance
                         Average Aggregate             Payment Reduction
                        Degradation (dB) at 0
                         degrees inclination
                       --------------------------------------------------
                              dB to < 2 dB                   [***]%
                       --------------------------------------------------
                              dB to < 4 dB                   [***]%
                       --------------------------------------------------
                              dB to < 6 dB                   [***]%
                       --------------------------------------------------

                       Table 9D
                       --------------------------------------------------
                               SBN Service               SBN Acceptance
                        Availability Degradation       Payment Reduction
                                  (%)
                       --------------------------------------------------
                               0 % to < 0.1 %                [***]%
                       --------------------------------------------------
                              0.1 % to < 1.0 %               [***]%
                       --------------------------------------------------
                              1.0 % to < 2.0 %               [***]%
                       --------------------------------------------------


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                  Notwithstanding the foregoing, if the SBN is determined upon completion of the Final SBN IOT to be a Partially or Fully Degraded SBN (based on the SBN Key Performance Requirements adjusted in accordance with Article 9.1.4 A) due in whole or material part to the failure of the Satellite to meet the requirements of the Satellite Performance Specification defined in the Satellite Contract, then the maximum reduction to the SBN Acceptance Payment shall be [***] U.S. dollars (US$[***]), subject to adjustment in accordance with Article
                  33.1. Further, if each of the Satellite and the SBAS Operational Component contributes significantly to the degradation in SBN performance, the Parties shall negotiate in good faith to equitably adjust amounts payable hereunder, which equitable amount shall be consistent with limiting Contractor's risk associated with the Satellite-related degradations to the SBN Performance to [***] U.S. dollars (US$[***]) (subject to adjustment in accordance with Article 33.1) as set forth above. Notwithstanding the foregoing, if prior to Acceptance of the SBN and SBN Work, as a result of any act or omission on the part of Purchaser or Purchaser's representatives, consultants or subcontractors (including the Launch Agency, as defined in the Satellite Contract, but excluding Contractor and any of its subcontractors at any tier) in the launch, orbit-raising, operation of, testing of, or communication with, any Satellite, or operation of, testing of, or communication with the SBAS Operational Component or if due solely to causes not attributable to Contractor or its subcontractors (other than extraordinary events customarily listed as "Exclusions" under launch and in-orbit insurance policies), such SBN is determined to be a Partially Degraded SBN or Fully Degraded SBN, Contractor shall be deemed to have earned the amount of the SBN Acceptance Payment that would have been earned but for such event, act or omission resulting in the SBN being a Partially or Fully Degraded SBN.

Example  1:       If at the time of completion of the Final SBN IOT, the
                  Satellite is performing in compliance with the Satellite
                  Performance Specifications (as determined according to actual
                  Satellite performance upon completion of Satellite IOT in accordance with the terms of the Satellite Contract), and the Final SBN IOT results show that the Key Performance
                  Requirements are met, except that the 95% PSA S-Band Aggregate
                  EIRP (adjusted in accordance with Article 9.1.4.A) is degraded by 1.5dBs, and the SBN 95% S-Band G/T (adjusted in accordance

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                  with Article 9.1.4A) is degraded by 2.2 dBs, the basis for determining the Adjusted SBN Acceptance Payment will be $[***], reduced by [***]% (the payment reduction percentage per Table 9A for the 95% PSA Aggregate EIRP is [***]%; the payment reduction percentage per Table 9B for the 95% PSA S-Band Aggregate EIRP is [***]%; since the reduction per Table 9B is greater that the percentage reduction per Table 9A, the larger reduction (per Table 9B) is applied against the SBN Acceptance Payment): the SBN Acceptance Payment will be $[***].

Example 2:        If at the time of completion of the Final SBN IOT, the
                  Satellite is not performing in compliance with the Satellite
                  Performance Specifications (as determined according to actual
                  Satellite performance upon completion of Satellite IOT in accordance with the terms of the Satellite Contract), and such non-performance is not attributable to the Launch Vehicle, as defined in the Satellite Contract, or other conditions not attributable to Contractor as set forth in Article 12.2, and the Final SBN IOT results show that the Key Performance
                  Requirements are met, except that the S-Band Aggregate EIRP
                  (adjusted in accordance with Article 9.1.4.A) is degraded by 2dBs solely due to the Satellite, the basis for determining the SBN Acceptance Payment will be $[***], reduced by [***]%
                  ($[***] - $[***] = $[***]), but will be subject to the [***]
                  U.S. dollar (US$[***]) Satellite risk cap. The Adjusted SBN
                  Acceptance Payment will be $[***].

9.2               LIMITATION ON CONTRACTOR'S LIABILITY

         If Acceptance and Delivery of the SBN and SBN Work do not occur because of (i) conditions or occurrences affecting the Satellite after the Satellite IOT Completion Date and/or (ii) conditions or occurrences affecting the SBAS after Intentional Ignition of the Launch Vehicle for the Launch of the Satellite (all as defined in the Satellite Contract), Purchaser's sole and exclusive remedies with respect to the use, condition, or performance of the SBN (including with respect to the SBAS and the Satellite) shall be: (i) Contractor's loss of all or a portion of the SBN Acceptance Payment pursuant to Article 9.1.4 (if and as applicable); (ii) as set forth in Article 10.2.2 and Article 12.1, paragraph 2, of the Satellite Contract, subject to Article 30 of the Satellite Contract (if and as applicable), and Purchaser shall be entitled to pursue such remedies only under the Satellite Contract;
         (iii) as set forth in Article 9.1.3.B; and/or (iv) as set forth in Articles 13, 17, 20 and 21 with respect to the SBAS (if and as

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         applicable). Except as set forth in the immediately preceding sentence,
         Contractor shall have no liability with respect to Satellite(s) under or in connection with this Contract.




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   ARTICLE 10 - ACCEPTANCE FOR DELIVERABLE ITEMS OTHER THAN SBN AND SBN WORK

10.1              RESERVED

10.2              SBAS OPERATIONAL COMPONENT

10.2.1 Preliminary Acceptance Testing of the SBAS Operational Component. As specified in Exhibit A-1, SBAS Statement of Work, Sections 7.4, 7.5 and 7.7, Contractor shall conduct factory acceptance testing, on-site acceptance testing, and pre-launch system acceptance testing with respect to the SBAS Operational Component. Prior to the performance of each such acceptance test, Contractor shall provide Purchaser with an acceptance test plan for Purchaser's approval (including acceptance criteria outlined in the Acceptance Verification Plan to be developed in accordance with Exhibit A-1, SBAS Statement of Work, and reflected in approved updates to Exhibit D-1, SBAS Program Test Plan (and this Contract will be modified as appropriate to incorporate such approved updates to Exhibit D-1, SBAS Program Test Plan). Purchaser shall promptly review and: (i) approve such test plan if it reasonably determines it will demonstrate that the SBAS Operational Component meets the applicable requirements of Exhibit B-1, SBAS Performance Specification; or (ii) provide comments to Contractor regarding any changes that are reasonably required in order to demonstrate that the SBAS Operational Component meets the applicable requirements of Exhibit B-1, SBAS Performance Specification (the "Approved SBAS Acceptance Plan"). Contractor shall conduct all acceptance tests in accordance with the Approved SBAS Acceptance Plan.

10.2.2 Full Compliance. Upon completion of each acceptance test associated with the SBAS Operational Component and specified in the Approved SBAS Acceptance Plan pursuant to Article 10.2.1, Contractor shall provide Purchaser with written test results. If the acceptance test results demonstrate the SBAS Operational Component's or subsystem thereof (as applicable) compliance with the applicable requirements of Exhibit B-1, SBAS Performance Specification, Contractor shall provide Purchaser with a Certificate of Completion stating that such system or subsystem has passed the applicable acceptance test. Only upon Purchaser's signing of the Certificate of Completion, shall the specific system or subsystem acceptance test be deemed completed. Should Purchaser not respond to a Certificate of Completion submitted by Contractor for approval of the relevant acceptance test within fifteen (15) Business Days, the

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         relevant acceptance event shall be deemed to have occurred. Upon successful completion of the factory acceptance testing, on-site acceptance testing and pre-launch acceptance testing in accordance with this Article 10.2.2, Preliminary Acceptance of the SBAS Operational Component shall be deemed to occur.

10.2.3 Non-Conformance. In the event that the acceptance test results show that the system or subsystem does not comply with the applicable requirements of Exhibit B-1, SBAS Performance Specification, Contractor shall promptly redesign, repair or replace or take such other action with respect to such system or subsystem as is necessary to correct the non-conformance, at which time the specific acceptance test, or sub-test thereof as the Parties agree is appropriate, shall be repeated. If Contractor, in good faith, disputes Purchaser's refusal to approve any acceptance test results, the Parties shall meet and resolve the dispute in accordance with the dispute resolution procedure described in Article 22. If pursuant to Article 10.9 Purchaser agrees to a waiver of and/or or deviation from the requirements of Exhibit B-1, SBAS Performance Specification, in connection with Preliminary Acceptance of the SBAS Operational Component hereunder, such waiver and/or deviation shall be deemed to modify the affected provisions of the applicable SBAS Performance Specification.

10.2.4 Notice and Shipment. Prior to conducting factory acceptance testing, pre-launch system acceptance testing and post-launch acceptance testing associated with the SBAS Operational Component, Contractor shall notify Purchaser in advance in order to permit Purchaser representatives to be present at such acceptance test. Contractor shall notify Purchaser in writing, at least ten (10) days prior to shipment that Contractor is prepared to ship the SBAS Operational Component to Purchaser's gateway(s) for installation and site acceptance test. As specified in Contractor's notice, Contractor shall thereafter ship the SBAS Operational Component (in its constituent parts as appropriate) to the Purchaser's gateway(s) for integration and test in accordance with the applicable provisions of Exhibit B-1 and Exhibit D-1.

10.2.5 Final Acceptance. Final Acceptance of SBAS Operational Component will occur upon successful completion of the SBAS Final Acceptance Test Review, which shall commence within three (3) Business Days of successful completion of SBAS Operational Component Final Acceptance testing and submission of the SBAS Operational Component Final Acceptance Test Report (to include the Certificate of Completion), all in accordance with Section 7.8 of Exhibit A-1, SBAS Statement of Work. Evidence of successful completion of the SBAS Final Acceptance Test

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         Review shall consist of Purchaser's signature on the associated
         Certificate of Completion provided by SS/L. Should Purchaser not respond to the Certificate of Completion submitted by Contractor for approval within fifteen (15) Business Days after conclusion of the SBAS Final Acceptance Test Review, either by indicating in writing that Purchaser accepts the SBAS Operational Component ("Final Acceptance" of the SBAS Operational Component") or by specifying, in writing, the non-conformances that Purchaser require to be corrected prior to giving such Final Acceptance (in which case Contractor shall correct such non-conformance, re-perform the Final Acceptance testing to the extent agreed by the Parties, and re-submit the SBAS Operational Component for Final Acceptance in accordance with the provisions of this Article 10.2.5), Final Acceptance of the SBAS Operational Component shall be deemed to have occurred. Notwithstanding the foregoing, if such SBAS Operational Component Final Acceptance testing cannot occur because of conditions affecting the Satellite, the Parties will negotiate in good faith an alternative plan for performance or completion of the SBAS Operational Component's Final Acceptance testing or an appropriate agreed alternative, all without prejudice to Purchaser's rights and remedies associated with the SBAS Operational Component. In addition, in the event that successful completion of the SBAS Final Acceptance Test Review does not occur by 30 August 2008, for reasons solely attributable to the Satellite or SBN completely independent of the SBAS Operational Component performance, Contractor shall be entitled to prepayment of the Final Acceptance payment associated with the SBAS Operational Component in accordance with Section 2, Payment Schedule for the Purchase Price, of Exhibit E-1, SBAS Program Payment Plan, which prepayment is subject to refund in the event that it is not earned.

10.3              SPARE PARTS

         A. Inspection. Contractor shall notify Purchaser within a reasonable time prior to shipping any Spare Part. With respect to each Spare Part, Purchaser shall perform acceptance inspection within ten (10) days after such Spare Part arrives at the location designated for Delivery thereof in Article
                  3.1. The purpose of the acceptance inspection shall be to determine whether each such Spare Part meets applicable Performance Specification requirements as of the date of such delivery, as such requirements may have been modified pursuant to Article 10.9.

         B. Acceptance Inspection Results. Within fifteen (15) days after completion of acceptance inspection pursuant to Article 10.3 A for any Spare Part, Purchaser shall notify Contractor in

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                  writing of the results of such acceptance inspection. In the event that such acceptance inspection demonstrates conformity of such Spare Part to the requirements of the applicable Performance Specification, such Spare Part shall be accepted by Purchaser for all purposes hereunder, and Purchaser's written notice shall so state. In the event that such acceptance inspection discloses any non-conformance of such Spare Part to the applicable Performance Specification, Purchaser's notice shall identify each such non-conformance, and Contractor shall correct or repair such non-conformance and resubmit such Spare Part for a subsequent acceptance inspection in accordance with this Article 10.3B. Such subsequent acceptance inspection shall be conducted by Purchaser to the extent Purchaser deems relevant and necessary to verify that the Spare Part conforms to the requirements of the applicable Performance Specification. If Purchaser fails to provide notice within the time specified, Acceptance shall be deemed to have occurred with respect to such Spare Part.

10.4              SBAS TEST DELIVERABLES

The SBAS Test Deliverables shall be available to support the SBAS Operational Component factory acceptance tests at the HNS facilities in accordance with
Section 4.0, Table 4.1 of Exhibit A-1, SBAS Statement of Work, and thereafter shall be shipped to Contractor's facility to support the compatibility tests set forth in Section 2 of Exhibit D-2. Upon Final Acceptance of the SBAS Operational Component pursuant to Article 10.2.2, Acceptance of the SBAS Test Deliverables shall be deemed to occur. Upon Acceptance, Contractor shall ship the SBAS Test Deliverables to HNS-designated location within the continental U.S. or Canada. Contractor shall be responsible for the costs of shipment to the HNS-designated location, including the cost of transportation insurance.

10.5              DELIVERABLE DATA

Purchaser shall, within fifteen (15) Business Days of the later of (i) SBN EDC or (ii) Delivery by Contractor to the location designated in Article 3.1 of Deliverable Data requiring Purchaser approval pursuant to Exhibits A-1 and/or A-2, as applicable, Statements of Work, notify Contractor in writing that such Deliverable Data has been accepted in accordance with the applicable of Exhibits A-1 and/or A-2 ("Acceptance" with respect to each such item of Deliverable
Data), or that such Deliverable Data does not comply with the applicable requirements of the applicable Exhibit A-1 and/or A-2, identifying each such

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non-conformance (with reference to the applicable requirement of the applicable
Exhibit A-1 and/or A-2 deemed not met). Contractor shall promptly correct any non-compliant aspect of such Deliverable Data identified in such notice from Purchaser, and re-submit it to Purchaser for a second acceptance inspection pursuant to this Article 10.5. The provisions of this Article 10.5 shall thereafter apply to the corrected Deliverable Data. If Purchaser fails to provide notice within the time specified, Acceptance shall be deemed to have occurred with respect to such Deliverable Data. Deliverable Data that does not require Purchaser approval pursuant to the applicable Statement of Work, shall be deemed accepted upon Delivery of such Deliverable Data unless within fifteen
(15) Business Days, of the later of (i) SBN EDC or (ii) Delivery, Purchaser notifies Contractor in writing that such Deliverable Data does not comply with the applicable requirements of the applicable Statement of Work, identifying each such non-conformance (with reference to the applicable requirement of the applicable Statement of Work deemed not met). Contractor shall promptly correct any non-compliant aspect of such Deliverable Data identified in such notice from Purchaser and re-submit it to Purchaser for a second acceptance inspection. Failure to provide notice within the time specified shall be deemed to be Acceptance for such item of Deliverable Data.

10.6              TRAINING

Acceptance of Training, or any part thereof, required by Exhibits A-1 and/or A-2, as applicable, shall occur upon Contractor furnishing Training, or such part thereof, to Purchaser in accordance with the Delivery schedule and in a condition conforming to the applicable Statement of Work. Any Training furnished to Purchaser shall be accompanied by written notice from Contractor specifying that portion of the Training being furnished. If such Training or part thereof is unacceptable, Purchaser shall notify Contractor in writing within fifteen
(15) Business Days of completion of such Training or portion thereof, that the Training, or part thereof, does not conform to the requirements of the applicable Statement of Work, identifying each such non-conformance (with reference to the applicable requirement of the applicable Statement of Work deemed not met). Contractor shall, at its expense, promptly correct such non-conformance and shall notify Purchaser that the corrections have been made. The provisions of this Article 10.6 shall thereafter apply to the corrected Training. If Purchaser fails to provide notice within fifteen (15) Business Days of completion of Training or any part thereof, Acceptance shall be deemed to have occurred with respect to such Training or part thereof.

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10.7              OTHER SERVICES

Acceptance of other services provided hereunder (e.g., SBAS Deliverable Services), or any part thereof, shall occur upon Contractor furnishing such services, or such part thereof, to Purchaser in accordance with the Delivery schedule set forth in Article 3.1 and in a condition conforming to the requirements of this Contract. To the extent feasible, any such services furnished to Purchaser shall be accompanied by written notice from Contractor specifying that portion of the services being furnished. If such services or part thereof are unacceptable, Purchaser shall notify Contractor that the services, or part thereof, do not conform to the requirements of Exhibits A-1 and/or A-2, as applicable, identifying each such non-conformance (with reference to the applicable requirement of Exhibits A-1 and/or A-2 deemed not met). Contractor shall promptly correct such non-conformance to the extent feasible and shall notify Purchaser that the corrections have been made. The provisions of this Article 10.7 shall thereafter apply to the corrected services.

10.8     PURCHASER'S INSPECTION AGENTS

Purchaser may, upon giving prior written notice to Contractor, cause any Purchaser personnel, consultant or agent designated by Purchaser to observe or conduct the acceptance inspection pursuant to this Article 10 in whole or in part; provided, however, that the provisions of Article 7 and Article 8.5 shall apply to any such agent and such agent shall comply with Contractor's normal and customary safety and security regulations provided to Purchaser in writing in advance of such inspection.

10.9              WAIVERS AND DEVIATIONS

Contractor shall submit to Purchaser any request for a waiver of, or deviation from, provisions(s) of the Performance Specification applicable to any Deliverable Item. A request for waiver or deviation shall be deemed granted only if it has been approved in writing by a duly authorized representative of Purchaser. Each such waiver or deviation approved by Purchaser shall be deemed an amendment to the Performance Specification for such Deliverable Item, permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for such Deliverable Item. Purchaser shall consider each waiver or deviation request in good faith and shall not unreasonably withhold its consent to any such request.

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10.10             INSPECTION COSTS BORNE BY PURCHASER

All costs and expenses incurred by Purchaser or its agents in the performance of its inspection rights under this Article 10, including travel and living expenses, shall be borne solely by Purchaser.

10.11             WARRANTY OBLIGATIONS

In no event shall Contractor be released from any of its warranty obligations applicable to any Deliverable Item as a result of such Deliverable Item having been Accepted as set forth in this Article 10.

10.12             MILESTONE SATISFACTION TEST PROCEDURE

Prior to conducting a Milestone satisfaction test associated with the SBAS Work under the HNS Subcontract, but only with respect to any such Milestones that are not within the scope of Work that is subject to the provisions of Article 10.2 through 10.7 hereof, Contractor shall notify Purchaser in advance in order to permit Purchaser representatives to be present at such Milestone satisfaction test. If the Work fails to pass any portion of such Milestone satisfaction test, Contractor shall promptly re-perform the services and/or redesign, repair or replace any SBAS Deliverable Item as is necessary to correct the problem, at which time the Milestone satisfaction test, or sub-test thereof as the Parties agree is appropriate, shall be repeated. The foregoing process shall be repeated as necessary until such Milestone satisfaction test has been successfully completed. Upon completion of such Milestone, Contractor shall provide Purchaser with a Certificate of Completion stating that such system or sub-system has passed the applicable test. Only upon Purchaser's signing of the Certificate of Completion shall the specific system or sub-system acceptance test be deemed completed.

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                ARTICLE 11 - TRANSFER OF TITLE AND RISK OF LOSS

11.1              DELIVERABLE ITEMS OF HARDWARE

Title (free and clear of all Contractor-incurred liens and encumbrances of any kind) and risk of loss of or damage to each Deliverable Item of hardware shall pass from Contractor to Purchaser upon Acceptance (Preliminary Acceptance in the case the SBAS Operational Component) of such Deliverable Item pursuant to
Article 10. Purchaser's rights in Deliverable Data are as set forth in Article
28. For the avoidance of doubt, title and risk of loss to the SBN shall transfer as to its constituent elements of the SBAS Operational Component pursuant to
Article 10, and title and risk of loss to the Satellite shall transfer pursuant to the Satellite Contract.


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                      ARTICLE 12 - SBN ACCEPTANCE PAYMENT

12.1              ON-GROUND STORAGE.

         If after Satellite Pre-Shipment Review of a Satellite pursuant to the terms of the Satellite Contract, Purchaser places such Satellite in on-ground storage, Contractor shall not be entitled to the SBN Acceptance Payment during the initial nine (9) months of such on-ground storage. If Purchaser places such Satellite in on-ground storage (other than due to causes substantially attributable to Contractor, excluding any delay in the delivery of the SBAS Operational Component) for more than nine (9) months, Contractor shall be paid the SBN Acceptance Payment, commencing at the end of such nine (9) month period with the SBN Acceptance Payment to be made at the end of month ten (10); provided, however, such amount shall be subject to a refund as described below. If the Satellite is launched after Purchaser has made the SBN Acceptance Payment under this Article 12.1, such amount shall be deemed a pre-payment of the SBN Acceptance Payment due after actual Acceptance in accordance with Article 9.1. To the extent that, after actual Acceptance, Contractor does not earn all or a portion of the SBN Acceptance Payment pre-paid by Purchaser under this Article 12.1, Contractor shall refund all or a portion of the pre-paid SBN Acceptance Payment, as applicable, plus interest on such refund, calculated at a rate of eight percent (8%) per annum, compounded annually, from the time such SBN Acceptance Payment was pre-paid by Purchaser.

12.2     LOSSES ATTRIBUTABLE TO PURCHASER.

         In the event of a Total Loss (as defined in the Satellite Contract) attributable to Purchaser or its representatives, consultants or subcontractors (including the launch agency), or due solely to causes not attributable to Contractor or its subcontractors, occurring from and after Intentional Ignition in connection with an Acceptance in accordance with Article 9.1.2, Contractor shall be deemed to have earned the corresponding SBN Acceptance Payment, to be paid promptly upon Purchaser's receipt of the proceeds from launch and in-orbit insurance, if any, but in no event later than eighteen (18) months following the Total Loss, unless Purchaser has ordered TerreStar 2 under the Satellite Contract, and such Satellite has not been terminated pursuant to such contract (or a replacement Satellite if both TerreStar 1 and TerreStar 2 are Total Losses).

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                              ARTICLE 13 - WARRANTY

13.1              TERMS AND PERIOD OF WARRANTY

13.1.1 SBAS Operational Component, Test Deliverables and Spare Parts, and SBAS Deliverable Services

         A. The Parties understand and agree the SBAS Operational Component, Test Deliverables and Spare Parts, and SBAS Deliverable Services, will be provided by HNS pursuant to the HNS Subcontract. As to the SBAS Operational Component, Test Deliverables and Spare Parts, and SBAS Deliverable Services, Contractor shall flow through to Purchaser the warranty, and related rights and remedies, associated with such SBAS Operational Component, Test Deliverables and Spare Parts, and the SBAS Deliverable Services, granted by HNS under the HNS Subcontract. Contractor shall enforce such warranty, rights and remedies for the benefit of Contractor and Purchaser. Contractor shall notify Purchaser of any circumstance of which it knows, or reasonably should know, that requires enforcement of the rights Contractor is entitled to exercise and shall coordinate the exercising of such rights with Purchaser. Except for the enforcement, notification and coordination obligations set forth in this Article 13.1.1, Contractor shall have no obligation to provide warranty coverage after Final Acceptance of the SBAS Operation Component and/or relevant Acceptance of Test Deliverables, Spare Parts and SBAS Deliverable Services, nor shall Contractor have any liability for any warranty work performed by HNS after Final Acceptance of the SBAS Operational Component.

         B. Contractor shall not (i) alter, modify or repair the SBAS Operational Component, Test Deliverables or Spare Parts except through HNS or as otherwise agreed by Purchaser in writing;
                  (ii) improperly handle, store, operate, interconnect or install the SBAS Operational Component, Test Deliverables or Spare Parts (provided that any such activities performed by HNS or Purchaser, or performed in a manner otherwise approved by HNS or Purchaser in writing, shall not be considered "improper"); and (iii) subject the SBAS Operational Component, Test Deliverables or Spare Parts to usage beyond the range or normal usage for the equipment (provided that any such activities performed by HNS or Purchaser shall not be considered usage by Contractor). If as a result of any

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                  improper action by Contractor as described immediately above in this Article 13.1.1 B, an item of the SBAS Operational Component is damaged, and if HNS has, and exercises, a right under the HNS Subcontract to refuse to repair such damaged item under any then current warranty, then as Purchaser's sole remedy, Contractor shall be responsible for repairing such damaged item at Contractor's expense.

13.1.2 SBN. For a period of one (1) year after SBN Acceptance, Contractor shall evaluate any anomalies occurring in at the SBN level (independent of Satellite anomalies, which are subject to the Satellite Contract), shall make commercially reasonable efforts to remedy such anomalies and shall provide recommendations for additional remedial actions if applicable; provided, however, Contractor's obligation with respect to defects in the SBAS Operational Component, Test Deliverables, Spare Parts or the SBAS Deliverable Services shall be limited to Contractor's obligation to enforce the SBAS warranty against HNS in accordance with
         Article 13.1.1.

13.1.3 Deliverable Data. All Deliverable Data shall conform with the requirements of this Contract. In the event Contractor breaches this warranty, as Purchaser's sole and exclusive remedy, Contractor shall promptly correct the deficiencies in the Deliverable Data and re-submit such Deliverable Data to Purchaser.

13.1.4 Disclaimer. EXCEPT AND TO THE EXTENT EXPRESSLY PROVIDED IN ARTICLES 13.1.1, 13.1.2, and 13.1.3, CONTRACTOR HAS NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO ANY DELIVERABLE ITEM.

13.2              NOTICE

Subject to the provisions of Article 16, if applicable, failure of Purchaser to provide notice of anomalies or other failures, or other data and information regarding the use and performance of Deliverable Items, as required by the Contract, shall not be deemed a breach by Purchaser; however, Purchaser acknowledges that such failure may limit Contractor's ability to perform its anomaly resolution activities under the Contract.

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                              ARTICLE 14 - CHANGES

14.1              CHANGES REQUESTED BY PURCHASER

14.1.1 Scope. Purchaser may, in writing, request a change in the Work within the general scope of this Contract to:

         A.       Order work in addition to the Work provided for herein; or

         B.       Modify the whole or any part of the Work provided for herein;
                  or

         C. Direct stop Work, by one or more orders, up to an aggregate of eighteen (18) months.

14.1.2 Response to Change Request. Contractor shall respond to any such requested change in writing to Purchaser within thirty (30) days after receipt of such requested change; provided, however, in the case of a stop Work direction, Contractor shall stop Work immediately to the extent specified by Purchaser. Contractor shall use commercially reasonable efforts to require its subcontractors with Major Subcontracts to agree to a stop Work provision that minimizes Contractor's costs and is consistent with the terms of this Article
         14.1.2. In the event of a stop Work, Contractor shall use commercially reasonable efforts to mitigate costs and shall cooperate in good faith with Purchaser in connection with actions taken by Contractor with respect to its subcontractors. If such change request causes an increase or decrease in the cost or the time required for completion of the Work to be provided herein, or otherwise affects any other provision of this Contract, such response shall provide a non-binding preliminary estimate of the impact of the change request on the Firm Fixed Price (including costs associated with processing of the change request), Delivery schedules and other provisions of this Contract. Any proposed increase to the price or extension of the Delivery schedule shall not exceed the expected actual cost to be incurred by Contractor, plus ten percent (10%) and the actual time required by Contractor to implement the change. Any price or Delivery schedule adjustment shall be reasonable and proposed in good faith. If Purchaser desires to proceed with the change after receipt of Contractor's preliminary estimate, Purchaser and Contractor shall cooperate and negotiate in good faith and agree in a timely manner to equitable adjustments in the Firm Fixed Price, Delivery schedules and other affected provisions of this Contract, and this Contract shall be amended in writing accordingly in accordance with Article 32.5. In the event the Parties

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         fail to agree on an adjustment (upward or downward) to the Firm Fixed
         Price, Delivery schedule or other affected provisions of this Contract with respect to a requested change, then Purchaser may direct Contractor to proceed with the requested change, Contractor shall proceed with the directed change, the Parties shall continue to negotiate the adjustments to the Contract, and pending completion of such negotiations and as a condition for Contractor being obligated to proceed with the directed change, the Parties in good faith shall agree upon and establish a reasonable payment schedule adjustment to compensate Contractor for the Work performed pursuant to the directed change, which payment schedule shall be adjusted as part of the negotiated settlement for the directed change.

14.1.3 Tolling of Payments. Notwithstanding the foregoing, in the event Purchaser directs a stop Work, all payments due Contractor (except for payments due and payable prior to the date of the stop Work order) shall be tolled and shall not accrue for the duration of the stop Work order (up to the cumulative maximum period provided in Article 14.1.1 above), except that Contractor shall be entitled in the event of a termination under (ii) below to payment of actual direct costs incurred as a result of the stop Work order (e.g., reasonable termination liabilities with subcontractors and suppliers but not overhead or G&A costs). In the event Purchaser directs a stop Work, within twelve (12) or eighteen (18) months thereafter, as the case may be (or within such portion of the maximum stop Work period remaining as provided in
         Article 14.1.1), Purchaser shall either: (i) direct Contractor to resume Work hereunder, and the schedule and affected terms of this Contract shall be equitably adjusted due to such Work stoppage and the price shall be equitably adjusted to compensate Contractor for actual costs reasonably incurred by Contractor associated with such Work stoppage plus a markup of ten percent (10%), such costs and markup to be invoiced and paid pursuant to Article 5 or (ii) terminate this Contract for convenience pursuant to Article 19. In the event Purchaser fails to elect either (i) or (ii) above, Purchaser shall be deemed to have elected to terminate this Contract for convenience under Article
         19. For Purposes of Article 19, Purchaser's termination liability (as may be adjusted pursuant to the foregoing) will be based on the effective date of the stop Work order being deemed the date upon which Contractor was given written notice of Termination for purposes of
         Article 19.1.1.

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                           ARTICLE 15 - FORCE MAJEURE

15.1              FORCE MAJEURE DEFINED

15.1.1 Definition. Contractor shall not be responsible for late Delivery, delay of the final completion date or nonperformance of its contractual obligations due to Force Majeure. Subject to Article 15.1.2, Force Majeure shall be any event beyond the reasonable control of Contractor or its suppliers and subcontractors and shall include, but not be limited to: (1) acts of God; (2) acts of a public enemy; (3) acts of a government in its sovereign or contractual capacity (including any action or inaction affecting the import or export of items); (4) war and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (6) fire, earthquakes, floods, epidemics, quarantine restrictions, (7) strikes, lockouts and other industrial disputes (other than at the facilities of Contractor); (8) sabotage, riot and embargoes; (9) reserved; (10) technical problems generally affecting the commercial telecommunications industry; and
         (11) other unforeseen and extraordinary events ("Force Majeure"); provided written notice is given to Purchaser, in writing, within ten
         (10) Business Days after Contractor's performance has been impacted by the occurrence of such Force Majeure and further provided such Force Majeure is not caused by the failure of Contractor or its suppliers or subcontractor to perform their obligations under this Contract. Notwithstanding the foregoing, in no event will financial hardship or insolvency of Contractor or any of its respective affiliates constitute Force Majeure. Such notice to be provided by Contractor, as required by the preceding provisions, shall include a detailed description of the portion of the Work known to be affected by such delay. In coordination with Purchaser and subject to Purchaser's prior written approval (not to be unreasonably withheld, delayed or conditioned) where reasonably appropriate under the circumstances, Contractor shall use best reasonable efforts to avoid or minimize and/or work around such delay through the implementation of any work-around plans, alternate sources, or other means Contractor may reasonably utilize to minimize a delay in performance of the Work. Contractor shall also provide Purchaser prompt written notice when the event constituting Force Majeure appears to have ended.

15.1.2 Force Majeure Definitions with Respect to HNS. Notwithstanding anything to the contrary in this Article 15, a Force Majeure event shall arise in the event of HNS's inability to perform, or delay in performance, under the HNS Subcontract only when both of the following circumstances exist:

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                  (i)      acts of war, domestic and/or international terrorism,
                           civil riots or rebellions, epidemic, quarantines, embargoes and other similar unusual governmental actions and extraordinary elements of nature or acts of God delay performance of HNS's obligation, and

                  (ii) such delay could not have been prevented through HNS's reasonable precautions or commercially acceptable processes, or could not have been reasonably circumvented through the use of substitute services, alternate sources, work-around plans or other means by which the requirements of a buyer of services substantially similar to the Work to be provided under the HNS Subcontract would be satisfied.

                           In addition, with respect to HNS's performance, Force Majeure events do not include and cannot be caused by labor strikes, lockouts, or other labor disturbances, or the non-performance of subcontracts or other third parties relied on or otherwise engaged by HNS, except to the extent such HNS subcontractor's non-performance is itself the result of a Force Majeure event applicable to HNS.

15.1.3 Force Majeure Dispute. In the event Purchaser disputes any Force Majeure, Purchaser shall inform Contractor in writing within ten (10) Business Days from the date of receipt of written notice of the event purportedly constituting the Force Majeure and, if the Parties have not resolved the Dispute within ten (10) Business Days of Contractor's receipt of such written notice from Purchaser, the Dispute shall be resolved pursuant to Article 22.

15.2              EQUITABLE ADJUSTMENTS

15.2.1 Equitable Adjustment. Upon the occurrence of Force Majeure that causes a delay in Contractor's performance of its obligations hereunder, an equitable adjustment shall be negotiated in the Delivery schedules and other portions of this Contract affected by Force Majeure; provided, however, Contractor acknowledges and agrees, there shall be no adjustment to the Firm Fixed Price due to Force Majeure.

15.2.2 Amendment. Any adjustment made pursuant to this Article 15.2 shall be formalized by the execution of an amendment to this Contract in accordance with Article 32.5 wherein such adjustments shall be recorded.

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15.3              MAXIMUM FORCE MAJEURE

If the total aggregate amount of Force Majeure for any reason causes a delay in Contractor's performance of its obligations hereunder that exceeds one year or is reasonably certain to exceed one year or Contractor notifies Purchaser that such total aggregate is reasonably certain to exceed one year, then the provisions of Article 21.3 shall apply.


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                      ARTICLE 16 - PURCHASER DELAY OF WORK

If the performance of all or any part of the Work required of Contractor under this Contract is delayed or interrupted by Purchaser's failure to perform its contractual obligations hereunder within the time specified in this Contract or within a reasonable time if no time is specified, or by an act or failure to act of Purchaser that unreasonably interferes with and delays Contractor's performance of its obligations under this Contract ("Purchaser Delay"), Contractor shall be entitled to an equitable adjustment in the Firm Fixed Price, performance requirements, Delivery schedule, and any other terms of this Contract affected by such act or failure to act of Purchaser, provided, however, there shall be an adjustment to the Firm Fixed Price only for actual costs reasonably incurred by Contractor as a result of such Purchaser Delay, plus a markup of ten percent (10%) of such costs, such costs and markup to be invoiced and paid pursuant to the provisions of Article 5. Contractor shall provide Purchaser written notice as soon as reasonably practicable after Contractor's performance has been impacted by a Purchaser Delay. Any adjustment made pursuant to this Article 16 shall be formalized by the execution of an amendment to this Contract in accordance with Articles 14 and 32.5 wherein such adjustments shall be recorded. At Purchaser's written request pursuant to Article 14, Contractor shall use best reasonable efforts to avoid or minimize and/or work around any delay resulting from such Purchaser Delay through the implementation of any work-around plans, alternate sources, or other means Contractor may utilize or expect to utilize to minimize a delay in performance of the Work.


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                  ARTICLE 17 - INTELLECTUAL PROPERTY INDEMNITY

17.1              INDEMNIFICATION

Contractor, at its own expense, hereby agrees to defend or, at Contractor's sole option, to settle, and to indemnify and hold harmless Purchaser and its Affiliates, and their respective officers, directors, employees, shareholders, and agents from and against any claim or suit based on, arising from, or in connection with any allegation that the manufacture of any Deliverable Item or any part thereof or the normal intended use, lease or sale of any Deliverable Item or any part thereof infringes any third party Intellectual Property Right ("Intellectual Property Claim"), and shall pay any royalties and other liabilities adjudicated (or provided in settlement of the matter) to be owing to the third party claimant as well as costs and expenses incurred in defending or settling (including court costs and reasonable attorneys' fees and disbursements, costs of investigation, expert fees, litigation, settlement, judgment, interest and penalties) such Intellectual Property Claim. Contractor's obligations under this Article 17.1 shall be subject to the conditions to indemnification set forth in Article 18.3.

17.2              INFRINGING EQUIPMENT

Subject to the limitations set forth in Article 17.1, if the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, Contractor shall at its option and expense:
(i) resolve the matter so that the injunction or prohibition no longer pertains;
(ii) procure for Purchaser the right to use the infringing item; and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the Performance Specification (as may be modified or waived pursuant to Article 10.9). Purchaser shall reasonably cooperate with Contractor to mitigate or remove any infringement. If Contractor is unable to accomplish
(i), (ii) or (iii) as stated above, Purchaser shall have the right to terminate this Contract in whole or in part, with respect to such Deliverable Item (and any other Deliverable Item whose utility has been adversely impacted by Purchaser's loss of use of the infringing Deliverable Item), return such Deliverable Item(s) to Contractor, and receive a refund of the price paid for such terminated Deliverable Item(s) less: (a) amounts unpaid for such item; and
(b) a reasonable allowance for use and depreciation.


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17.3              COMBINATIONS AND MODIFICATIONS

Contractor shall have no liability under this Article 17 for any Intellectual Property Claim arising solely from: (i) use of any Deliverable Item in combination with other items not provided, recommended, or approved by Contractor or its suppliers or subcontractors; or (ii) modifications of any Deliverable Item after Delivery by a person or entity other than Contractor (or its suppliers or subcontractors acting through Contractor) unless such modification, (A) was made by such other person or entity due to Contractor's failure to perform a contractual obligation hereunder (except where Contractor believes such modification would result in an infringement of a third party's rights), or (B) is authorized by written directive or instructions furnished by Contractor to Purchaser under this Contract; or (iii) the manufacture, Delivery or use of any Deliverable Item in compliance with the design, specification or instructions of Purchaser.

17.4              SOLE REMEDIES

The remedies set forth in this Article 17 are Purchaser's sole and exclusive remedies for or related to any Intellectual Property Claim.

17.5              SBAS

Notwithstanding the foregoing, as to the SBAS, Contractor's only obligation and liability under this Article 17 is to use reasonable best efforts to seek and obtain relief and recovery through HNS, but Contractor shall have no independent liability to provide any remedy or recovery described in this Article 17 regarding the SBAS.


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         ARTICLE 18 - INDEMNITY FOR PERSONAL INJURY AND PROPERTY DAMAGE

18.1              CONTRACTOR'S INDEMNITY

Contractor, at its own expense, shall defend, indemnify and hold harmless Purchaser and its Affiliates and their respective directors, officers, employees, shareholders, and agents, from and against any losses, damages, and other liabilities, adjudicated (or provided for in settlement of the matter) to be owing to the claimant as well as costs and expenses (including court costs, and reasonable attorneys' fees and disbursements, costs of investigation, expert fees, litigation, settlement, judgment, interest and penalties) (collectively, "Losses") based on, arising from or in connection with any allegations by third parties regarding any of the following: (i) claims for injury to persons or property damage, but only if such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Contractor or its employees or representatives; provided, however, that in the event that an Affiliate of Purchaser sues Purchaser as a result of a claim arising in connection with the SBN Work, such action shall not be deemed to be such a third party claim subject to indemnification; and (ii) Contractor's breach of its obligations under
Article 7. For the avoidance of doubt, Contractor shall have no indemnity obligations pursuant to this Article 18 or Article 20 of the Satellite Contract for any Losses with respect to a Satellite after Intentional Ignition of the Launch Vehicle for such Satellite, unless and to the extent of a Terminated Ignition as provided in Article 12.1 of the Satellite Contract, even if such Losses are attributable, in whole or in part, to an act or omission of Contractor or its employees, representatives, contractors or subcontractors at any tier (including suppliers of any kind) prior to Intentional Ignition.

18.2              PURCHASER'S INDEMNITY

Purchaser, at its own expense, shall defend, indemnify and hold harmless Contractor and its Affiliates, and their respective directors, officers, employees, shareholders and agents, from and against any Losses based on, arising from or in connection with any allegations by third parties regarding any of the following: (i) for claims for injury to persons or property damage, but only if such Losses were caused by, or resulted from, negligent acts or omissions or willful misconduct of Purchaser or its employees or representatives and (ii) Purchaser's breach of its obligations under Article 7.

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18.3              CONDITIONS TO INDEMNIFICATION

The right to any indemnity specified in Article 18.1 and Article 18.2 shall be subject to the following conditions:

18.3.1 Notice. The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim for which it seeks indemnification upon receipt thereof and shall provide the other Party, at its written request, with copies of all documentation relevant to such suit or claim. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of its obligations under this Contract except to the extent it can demonstrate that it was prejudiced by such failure. Within fifteen (15) days following receipt of written notice from the Party seeking indemnification relating to any claim, but no later than a reasonable time before the date on which any response to a complaint or summons is due, the indemnifying Party shall notify the Party seeking indemnification in writing if the indemnifying Party elects to assume control of the defense or settlement of that claim (a "Notice of Election") when not contrary to the governing rules of procedure.

18.3.2 Control of Action. If the indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, so long as it is actively defending such claim, the indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the Party seeking indemnification shall be entitled to participate in the defense of such claim and to employ counsel (reasonably acceptable to the indemnifying Party) at its own expense to assist in the handling of such claim provided there is no conflict of interest and that such participation would not adversely affect the conduct of the proceedings; (ii) where the Party seeking indemnification is so represented, the indemnifying Party shall keep counsel of the Party seeking indemnification informed of each step in the handling of any such claim; and (iii) the Party seeking indemnification shall provide, at the indemnifying Party's request and expense, such assistance and information as is available to the Party seeking indemnification for the defense and settlement of such claim and (iv) the indemnifying Party shall notify the Party seeking indemnification before entering into any non-monetary settlement of such claim or ceasing to defend against such claim. After the indemnifying Party has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnifying Party shall not be liable to the Party seeking indemnification for any legal expenses incurred by the Party seeking indemnification in connection with the defense of that claim. In addition, the

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         indemnifying Party shall not be required to indemnify the Party seeking indemnification for any amount paid or payable by the Party seeking indemnification in the settlement of any claim for which the indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the prior written consent of the indemnifying Party.

18.3.3 Right of Indemnified Party to Defend/Settle. If the indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period or fails actively to defend such claim, the Party seeking indemnification shall have the right to defend and/or settle the claim in such manner as it may deem appropriate, at the cost and expense of the indemnifying Party. Provided that the Party seeking indemnification acts in good faith, it may settle such claim on any terms it considers appropriate under the circumstances without in any way affecting its right to be indemnified hereunder. The indemnifying Party shall promptly reimburse the Party seeking indemnification for all such costs and expenses.

18.4              WAIVER OF SUBROGATION

Each Party shall use best reasonable efforts to obtain a waiver of subrogation and release of any right of recovery against the other Party and its Affiliates, contractors and subcontractors at any tier (including suppliers of any kind) and their respective directors, officers, employees, shareholders and agents, that are involved in the performance of this Contract from any insurer providing coverage for the risks such Party has agreed to indemnify against under this
Article 18.


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                    ARTICLE 19 - TERMINATION FOR CONVENIENCE

19.1              REIMBURSEMENT OF CONTRACTOR

19.1.1 Right to Terminate. Purchaser may terminate this Contract without cause, in whole or in part, by giving Contractor written notice thirty
         (30) days prior to the date of such termination. In the event of such termination, Contractor will cease Work as directed in the termination notice

19.1.2 Termination for HNS Investment in Competing Business. Purchaser may terminate this Contract as to the SBAS (including SBAS Deliverable Services) without liability other than for payment of any Milestones in Exhibit E-1, SBAS Program Payment Plan, completed as of the date of termination, upon thirty (30) days' notice, if HNS merges with or is acquired by an entity that owns a Competing Satellite System, or if HNS acquires a greater than ten percent (10%) interest in a Competing Satellite System; or if HNS enters into a Joint Venture (defined below) or other substantially comparable arrangement with a Competing Satellite System. Contractor shall immediately notify Purchaser in the event it becomes aware of any of the foregoing circumstances, and Contractor shall require HNS to notify Contractor of any such circumstances. For purposes of this Article, a "Joint Venture" means an entity joint venture in which HNS has a material equity interest.

19.1.2 Termination of Satellite Contract. In the event that Purchaser terminates the Satellite Contract pursuant to Article 21 of the Satellite Contract (Termination for Convenience), Purchaser shall be deemed to have terminated this Contract in whole pursuant to this
         Article 19.

19.1.3   Termination Liability

         A. Termination in Whole. If Purchaser terminates this Contract in whole pursuant to this Article 19, Contractor shall be entitled to payment of an amount equal to the sum of (i) the sum of all successfully completed Milestones set forth in
                  Section 2.0 of Exhibit E-1, SBAS Program Payment Plan, as of

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                  the date of termination, plus all reasonable costs incurred by
                  HNS (including HNS's third party costs) in respect to the terminated work plus ten percent (10%) of such amount; plus
                  (ii) the termination liability amount applicable as of the effective date of termination, as specified in Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount;
                  less the sum of all amounts previously paid under this Contract.

         B.       Termination of the SBAS in Whole.

                  (i) In the event that Purchaser terminates this Contact in respect to the entirety of the SBAS, or any significant portion thereof, under this Article 19, Purchaser shall be deemed to have also terminated the SBN and SBN Work in its entirety pursuant to this
                           Article 19, unless Purchaser agrees to provide the terminated SBAS Deliverable Items as CFE on terms approved by Contractor, which approval shall not be unreasonably withheld, conditioned or delayed.

                  (ii) In the event Purchaser terminates the SBAS in its entirety pursuant to this Article 19, Purchaser shall pay to Contractor an amount equal to the sum of the sum of the actual costs incurred by HNS in performance of Work on the SBAS (including SBAS Deliverable Services, if applicable) that have not been completed prior to such termination plus ten percent (10%) of such costs, not to exceed the SBAS Firm Fixed Price, pro-rated to reflect the portion of work-in-process, plus actual costs incurred by HNS (including HNS's third party costs) in connection with such SBAS termination, provided that Contractor shall require HNS to use reasonable efforts to minimize such costs, less all amounts paid under Exhibit E-1, SBAS Program Payment Plan, provided that in no event shall the total termination liability for the SBAS exceed the SBAS Firm Fixed Price less all amounts paid under Exhibit E-1, SBAS Program Payment Plan.

         C. Termination of the SBN and SBN Work in Whole. In the event Purchaser terminates the SBN in its entirety pursuant to this
                  Article 19, Purchaser shall pay to Contractor an amount equal to the termination amount applicable as of the effective date of termination, as specified in Exhibit E-2 (as adjusted in accordance with Article 33.1.8); provided, however, that if the SBN is terminated as a result of the SBAS being terminated for default in connection with, or following, SBAS Operational Component Preliminary Acceptance, such termination liability shall be reduced by the percentage reduction specified in Tables A-D in Article 9.1.4 based on the analyzed performance of the SBN utilizing the actual performance measurements of the SBAS Operational Component at the time of such termination.

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         D.       Termination in Part. In the event Purchaser terminates the
                  SBAS or SBN and SBN Work in part pursuant to this Article 19, Purchaser shall pay to Contractor an amount equal to the sum of: (i) if the SBAS (including SBAS Deliverable Services) is terminated in part, the sum of the actual costs incurred by HNS in performance of Work on the SBAS (including SBAS Deliverable Services, if applicable) that have not been completed prior to such termination plus ten percent (10%) of such costs, not to exceed the SBAS Firm Fixed Price, pro-rated to reflect the portion of work-in-process, plus actual costs incurred by HNS (including HNS's third party costs) in settling claims of subcontractors and other suppliers and vendors in connection with such SBAS termination, provided that Contractor shall require HNS to use reasonable efforts to minimize such costs, less all amounts paid under Exhibit E-1, SBAS Program Payment Plan, provided that in no event shall the total termination liability for the SBAS exceed the SBAS Firm Fixed Price less all amounts paid under Exhibit E-1, SBAS Program Payment Plan; plus (ii) if the SBN and SBN Work are terminated in part, the termination liability amount applicable as of the effective date of termination is sum of
                  (1) through (5) below less any amounts previously paid with respect to completed and/or terminated Deliverable Items:

                  1. The price set forth in Article 4 for Deliverable Items completed prior to such termination therefor whether or not Delivery has occurred with respect to such Deliverable Item; and

                  2. Actual costs incurred by Contractor in performance of Work on Deliverable Items for which this Contract has been terminated pursuant to this Article 19.1.3 D, that have not been completed prior to such termination; and

                  3. Actual costs incurred by Contractor in completing the termination process; and

                  4. Actual costs incurred by Contractor in settling claims of subcontractors and other suppliers and vendors in connection with such termination; provided that Contractor shall use reasonable efforts to minimize such costs; and

                  5. A fifteen percent (15%) profit on items (1) - (4) above.

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                           If the termination by Purchaser is partial and as a
                           result thereof Contractor will incur additional costs for the portion of the Work not terminated, then Contractor shall be entitled to an equitable adjustment in accordance with Article 14.1.2.

         E. Termination Settlement Meeting. In the event of a termination pursuant to this Article 19, a termination settlement meeting shall be held at a mutually agreed time and place no later than sixty (60) days after submission of a claim by Contractor pursuant to Article 19.1. At or prior to the date of such termination settlement meeting, Contractor shall provide Purchaser with such documentation of the termination liability amounts permitted above as Purchaser may reasonably request. Upon completion of the termination settlement meeting, Contractor may submit an invoice to Purchaser for payment in accordance with the terms of Article 5.

         F. Maximum Liability. In no event shall the amounts payable pursuant to this Article 19 exceed the SBAS Firm Fixed Price as reflected in Item 1 of Article 4.1.1 hereof, plus (if the SBN and SBN Work is also terminated by operation of this
                  Article 19) the Firm Fixed Price of the SBN and SBN Work as reflected in Item 2 of Article 4.1.1 hereof.

         G. Limitation on Right to Terminate. Notwithstanding the foregoing, Purchaser shall have no right to terminate for convenience as to any Deliverable Item hereunder from and after such time as such Deliverable Item has been completed and is ready for Delivery.

19.2              DISPOSITION OF WORK

Upon payment by Purchaser to Contractor of the termination liability amounts due under Article 19.1, subject to applicable U.S. Government export laws and license conditions, Purchaser may require Contractor to transfer title and risk of loss to Purchaser to any part of the Deliverable Items (including any associated Raw Materials, Work-in-Process and Finished Goods) terminated pursuant to this Article 19 and Contractor shall, upon direction of Purchaser, protect and preserve property at Purchaser's expense in the possession of Contractor or its subcontractors in which Purchaser has an interest and shall facilitate access to and possession by Purchaser of items comprising all or part of the Work terminated. Alternatively, Purchaser may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Purchaser less a deduction for actual costs of disposition

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reasonably incurred, and any Security Interest or other right or interest that
Purchaser has in such items shall be released and extinguished, and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.




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               ARTICLE 20 - LIQUIDATED DAMAGES FOR LATE DELIVERY

20.1              SBAS OPERATIONAL COMPONENT

20.1.1 Late Delivery of the SBAS Operational Component. The Parties acknowledge and agree that failure to meet the SBAS Operational Component Delivery schedule specified therefor in Article 3.1 will cause substantial financial loss or damage being sustained by Purchaser. The following liquidated damages are believed to represent a genuine and reasonable estimate of all losses (including non-productive time and increased cost of money) that would be suffered by Purchaser by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

20.1.2 Liquidated Damages for Late Delivery the SBAS Operational Component. If any SBAS Key Milestone identified immediately below is not completed within thirty (30) calendar days after the schedule date for completion specified therefor in Exhibit E-1, SBAS Program Payment Plan (as such dates may be adjusted pursuant to Articles 14, 15 or 16), then Contractor shall pay Purchaser an amount, not to exceed in the cumulative total, [***]percent ([***]%) of the SBAS Firm Fixed Price as set forth in Article 4.1.1, Item 1, (as such may be modified in accordance with the provisions of this Contract), as specified below, as liquidated damages and not a penalty for each calendar day of delay after the thirty (30) calendar day grace period following the Key Milestone Date associated with Contractor's late Delivery:


      -------------------------------------------------------------------
         Key Milestone Delayed         Amount           Maximum Amount
                                       per Day        (Percentage of the
                                                        SBAS Firm Fixed
                                                            Price)
      -------------------------------------------------------------------
      1. [***]                         US$[***]             [***]%
      -------------------------------------------------------------------
      2. [***]                         US$[***]             [***]%
      -------------------------------------------------------------------
      3. [***]                         US$[***]             [***]%
      -------------------------------------------------------------------
      4. [***]                         US$[***]             [***]%
      -------------------------------------------------------------------


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20.2              OFFSET

Any amounts due in accordance with this Article 20 shall be, at Purchaser's election, either (i) credited to Purchaser against any outstanding or future invoices hereunder or (ii) paid by Contractor to Purchaser within thirty (30) days of issuance of an invoice from Purchaser.

20.3              REMEDY

Such damages shall be Purchaser's sole remedy and compensation for Contractor delays with respect to late Delivery of the SBAS during the time period set forth above; provided, however, Purchaser retains all rights and remedies under
Article 19 regarding termination for convenience and Article 21.3 regarding termination for excessive force majeure.



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        ARTICLE 21 - TERMINATION FOR DEFAULT AND EXCESSIVE FORCE MAJEURE

21.1              PURCHASER RIGHT OF TERMINATION

21.1.1   Right to Terminate

         A. Subject to extensions of time due to Article 15 and Article 16 and, in addition, subject to Article 21.1.4 below, Purchaser may terminate this Contract in whole or in part by written notice to Contractor if (i) Purchaser terminates the Satellite Contract for default (in accordance with the terms of the Satellite Contract); (ii) Contractor commits a material breach of this Contract (other than failure to meet any scheduled Delivery due hereunder, without prejudice to Purchaser's rights under Article 21.1.1B, or as set forth in Article 21.1.1C) and fails, within ninety (90) days (or such longer period as may be agreed to in writing by Purchaser) after receipt from Purchaser of written notice thereof, to cure such material breach; or (iii) Contractor commences a voluntary proceeding under the Bankruptcy Code after SBN EDC or any other applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors or similar laws (each an "Insolvency Law"); or an involuntary proceeding against Contractor under an Insolvency Law has been commenced and the petition has not been dismissed within ninety (90) days after the commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of property of the Contractor and such custodian or receiver has not been dismissed or discharged within ninety
                  (90) days; or Contractor has taken action toward the winding-up, dissolution or liquidation of the Contractor; or, other than the Bankruptcy Case, Contractor has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Contractor has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due.

         B. In addition, Purchaser may terminate this Contract, in part for default, with respect to the HNS Subcontracted Work if:
                  (i) any Milestone set forth in Section 2 of Exhibit E-1, SBAS Program Payment Plan, is not successfully completed within sixty (60) days after the date the Milestone is schedule for

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                  completion therein or (ii) HNS becomes insolvent, makes a
                  general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets or files a voluntary petition in bankruptcy, or is the subject to a petition seeking the reorganization, liquidation or similar relief, where such petition remains undismissed or unstayed for a total of sixty (60) days.

                  For the avoidance of doubt, a "material breach" under subclause (ii) of Article 21.1.1 A, shall not include grounds for termination set forth in Article 21.1.1 B.

                  In the event of a termination under this Article 21.1.1 B, the SBN and SBN Work shall be deemed to be terminated for convenience in whole and the provisions of Article 19 shall apply, unless Purchaser agrees to provide the SBAS and other terminated HNS Subcontracted Work as CFE on terms approved by Contractor, which approval shall not be unreasonably withheld, conditioned or delayed.

           C. In addition, Purchaser may, prior to Intentional Ignition for Launch of the Satellite (as defined in the Satellite Contract), terminate this Contract, in part for default, with respect to the SBN and SBN Work as defined in Item 2 in
                  Article 3.1 (but not the SBAS or any other Deliverable Item other than the SBN and SBN Work) if Contractor commits a material breach with respect to the SBN and/or SBN Work, and fails, within ninety (90) days (or such longer period as may be agreed to in writing by Purchaser) after receipt from Purchaser of written notice thereof, to cure such material breach.

21.1.2   Termination Liability. In the event of termination pursuant to this
         Article 21.1, subject to Article 21.1.3:

                  (i) if the termination is pursuant to Article 21.1.1 A, Purchaser shall be entitled to a refund by Contractor of all payments made by Purchaser for the terminated Work associated with the SBN and SBN Work plus interest thereon at the interest rate stipulated in
                           Article 5.3.1 hereof from the date payment was received to the date the refund is received (provided, however, in the case of termination in part, the Parties shall negotiate an equitable refund amount to be paid by Contractor to Purchaser for the portion of the Work so terminated); plus an assignment to the Purchaser of the HNS Subcontract for the SBAS and other Deliverable Items and HNS Subcontracted Work specified therein;

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                  (ii)     if the termination is pursuant to Article 21.1.1 B,
                           Contractor shall apply best reasonable efforts to enforce and obtain the benefits of the remedies provided in the HNS Subcontract and shall pay Purchaser any amounts awarded to, and received by, Contractor or obtained by Contractor in settlement (however, Contractor shall not settle any dispute or agree to any payment without Purchaser's prior written approval, which Purchaser shall not unreasonably deny, delay or withhold); or

                  (iii) if the termination is pursuant to Article 21.1.1 C, Purchaser shall be entitled to a refund by Contractor of all payments made by Purchaser pursuant to Exhibit E-2, SBN Program Payment Plan and Termination Liability Amounts, for the terminated Work associated with the SBN and SBN Work. In addition, if the termination is pursuant to Article 21.1.1 A or B, Purchaser shall be entitled to payment of any liquidated damages for delay of a terminated SBAS Operational Component which accrued prior to the effective date of termination pursuant to Article 20.

                         Contractor shall pay the foregoing amounts no later than thirty (30) days after Contractor's receipt of Purchaser's written notice requesting such amounts. Payment of such amounts shall be Purchaser's sole remedy in case of a termination pursuant to this
                         Article 21.1. Upon payment in full of all amounts due in accordance with the preceding sentences of this
                         Article 21.1.2, any Security Interest or other right or interest that Purchaser has in the terminated Deliverable Items, Raw Materials, Work-in-Process and Finished Goods (except with respect to Deliverable Items retained by Purchaser pursuant to Article 21.1.3) hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.

21.1.3 Contractor's Reimbursement for Terminated Work. Except as provided in this Article 21 with respect to a termination of the HNS Subcontracted Work, in the event of termination pursuant to this Article 21.1.1 A or C, Contractor shall refund amounts paid by Purchaser under this Contract as provided above, except Contractor shall not be required to refund any amounts, and Purchaser shall remain liable for payment of all amounts with respect to Raw Materials, Work-in-Process and Finished

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         Goods (including Deliverable Items for which Acceptance has not occurred) which Purchaser has requested to retain, as follows: (i) at the price set forth in this Contract for such items for which an itemized price is set forth herein and (ii) at the actual cost incurred by Contractor, plus a markup of ten percent (10%) of such cost, for (a) such items for which no itemized price is set forth herein and (b) partially completed items and Work-in-process. Subject to Purchaser making payment to Contractor of any unpaid balance of amounts due in accordance with the immediately preceding sentence, Contractor shall transfer to Purchaser in the manner and to the extent directed by Purchaser title and risk of loss to such Deliverable Items, Raw Materials, Work-in-Process and Finished Goods.

21.1.4 Special Provision Limiting Purchaser's Remedies. Purchaser shall have no right to terminate this Contract pursuant to this Article 21.1 with respect to the SBAS Operational Component after Final Acceptance of the SBAS Operational Component pursuant to Article 10.2 or with respect to the SBN and SBN Work after Intentional Ignition for Launch of the Satellite as described in the Satellite Contract. Purchaser's sole remedy with respect to delays in Delivery shall be as specified in
         Article 20 and this Article 21.1. Purchaser's sole right to terminate this Contract for Contractor's default shall be as specified in this
         Article 21.1.

21.1.5 Disposition of the Work. Unless and to the extent that Purchaser retains Deliverable Items or portions thereof pursuant to Article
         21.1.3 hereof, upon payment in full of all amounts due in accordance with Article 21.1.2, any Security Interest or other right or interest that Purchaser has in such items (except with respect to Deliverable Items retained by Purchaser pursuant to Article 21.1.3) hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.

21.1.6   Invalid Default Termination. If, after termination pursuant to this
         Article 21.1, it is finally determined pursuant to Article 22 or written agreement of Purchaser that Contractor was not in default under
         Article 21.1.1, or that the default was excusable under Articles 15 or 16, the rights and obligations of the Parties shall be the same as if the termination had occurred under Article 19; except that Contractor shall also be entitled to recover its additional actual costs reasonably incurred due to such invalid default termination plus a markup of ten percent (10%) of such costs.

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21.2              CONTRACTOR RIGHT OF TERMINATION

21.2.1 Right to Terminate. Contractor may terminate this Contract only upon written notice to Purchaser if Purchaser fails to cure any default in the payment of any amount that has become due and payable hereunder within sixty (60) days after receiving written notice of such default (or such longer period as may be agreed to in writing by Contractor), subject to Purchaser's right to issue a stop Work in accordance with
         Section 14.1. Purchaser's issuance of a stop Work shall have the effect of extending the cure period set forth herein during the term of the stop Work. Notwithstanding Article 21.2, Purchaser will not be considered in default with respect to any amount that it is disputing in good faith pursuant to Article 5.6 (and that has been deposited in an escrow account pursuant to such Article) and will have thirty (30) Business Days after the final resolution (by agreement or arbitration) of such dispute to satisfy any payment required by such resolution. Contractor may not terminate this Contract under any circumstance, including for Purchaser's breach of any obligation, except as set forth in this Article 21.1.

21.2.2   Termination Liability. In the event of termination pursuant to this
         Article 21.2, Contractor shall be paid as if such termination were for convenience pursuant to Article 19. Further, if Purchaser's failure to perform is a failure to pay Contractor invoiced amounts when due, Contractor shall be entitled to late payment interest pursuant to
         Article 5.3.1. Payment of any amount by any Financing Entity on behalf of Purchaser shall relieve Purchaser from its obligation to make such payment in the corresponding amount. Payment of the total amounts (termination for convenience amounts plus interest on outstanding invoices) payable by Purchaser pursuant to this Article 21.2.2 shall constitute a total discharge of Purchaser's liabilities to Contractor for termination pursuant to this Article 21.2.

21.2.3 Disposition of the Work. Contractor may elect immediately upon termination to take over all Deliverable Items and Raw Materials, Work-in-Process and Finished Goods and use or dispose of the same in any manner Contractor may elect, and any Security Interest or other right or interest that Purchaser has in such items hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest. In such case, the fair market value of any Deliverable Items or Deliverable Items, Raw Materials, Work-in-Process and Finished Goods used or disposed of by Contractor shall be set-off against Purchaser's termination liability under Article 21.2.2. Upon completion of all

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         payments to Contractor in accordance with Article 21.2.2, Purchaser may require Contractor to transfer title and risk of loss to Purchaser to such Deliverable Items, Raw Materials, Work-in-Process and Finished Goods. In lieu of taking immediate possession of Deliverable Items, Raw Materials, Work-in-Process and Finished Goods as provided in the preceding sentence, upon direction of Purchaser, Contractor shall protect and preserve Deliverable Items, Raw Materials, Work-in-Process and Finished Goods at Purchaser's expense and shall facilitate access to and possession by Purchaser to such Deliverable Items, Raw
         Materials, Work-in-Process and Finished Goods.

         Alternatively, Purchaser may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Purchaser less a deduction for actual costs of disposition reasonably incurred by Contractor for such efforts, and, if not previously released and extinguished, any Security Interest or other right or interest that Purchaser has in such items hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest. Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.

21.2.4   Invalid Default Termination. If, after termination pursuant to this
         Article 21.2, it is finally determined by arbitration pursuant to
         Article 22 or written agreement of Contractor that Purchaser was not in default under Article 21.2.1, Contractor shall be liable to Purchaser for direct damages resulting from such termination of this Contract (in no event exceeding amounts payable to Purchaser pursuant to Article 21.1, and subject to the limitation of liability set forth in Article
         26).

21.3              EXCESSIVE FORCE MAJEURE

21.3.1 General. Purchaser may, upon written notice to Contractor, immediately terminate this Contract, in whole or in part, if and when: (i) delay in Contractor's performance of its obligations hereunder exceeds one year due to Force Majeure events under Article 15.3; or (ii) it becomes reasonably certain that the aggregate delay due to Force Majeure events under Article 15.3 will exceed one year; or (iii) Contractor notifies Purchaser that it is reasonably certain that delay in Contractor's

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         performance of its obligations hereunder due to Force Majeure events under Article 15.3 will exceed one year. Upon the occurrence of any of these events, Purchaser will provide Contractor written notice of its intent to terminate and the rights and obligations of the Parties shall be the same as if such termination had occurred under Article 21.1. Within a reasonable period of time not to exceed thirty (30) days after the occurrence of either (i) or (iii) above, Purchaser will notify Contractor as to its decision to either terminate this Contract or to waive its rights to terminate for such Force Majeure events. Failure to provide such notice in the thirty-day period specified above shall be deemed to be a waiver of Purchaser's rights to terminate for such Force Majeure events under this Article 21.3.

21.3.2 SBAS. In addition, Purchaser may, upon written notice to Contractor, immediately terminate this Contract, in part, with respect to the HNS Subcontracted Work, subject to the last sentence of this Article 21.3.2, if and when: (i) delay in completion of a Milestone with respect to the SBAS set forth in Table 2 of Exhibit E-1, SBAS Program Payment Plan, exceeds six (6) months of the completion date set forth therein due to a Force Majeure Event under Article 15.1.2; or (ii) it becomes reasonably certain that the aggregate delay completion of a Milestone with respect to the SBAS set forth in Table 2 of Exhibit E-1, SBAS Program Payment Plan, exceeds six (6) months of the completion date set forth therein due to a Force Majeure Event under Article
         15.1.2 will exceed six (6) months; or (iii) Contractor notifies Purchaser that HNS has notified Contractor that HNS is reasonably certain that aggregate delay completion of a Milestone with respect to the SBAS set forth in Table 2 of Exhibit E-1, SBAS Program Payment Plan, exceeds six (6) months of the completion date set forth therein due to a Force Majeure Event under Article 15.1.2 will exceed six (6) months, and in the case of all (i) - (iii) above Contractor has a corresponding right to terminate HNS under the HNS Subcontract. Upon the occurrence of any other these events, if Contractor fails to provide Purchaser with a recovery plan reasonably acceptable to Purchaser, Purchaser may provide Contractor written notice of termination of the Contract with respect to the HNS Subcontracted Work. In such case, the termination shall be processed as if it were a termination of the HNS Subcontracted Work under Article 21.1.1C.

21.4              LIMITATION ON RIGHT TO TERMINATE

Except as specified in this Contract, neither Party shall have any right to terminate or suspend this Contract.

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                        ARTICLE 22 - DISPUTE RESOLUTION

Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract ("Dispute"), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 22.

22.1              INFORMAL DISPUTE RESOLUTION

Prior to the initiation of formal Dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

         A. If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor Program Manager shall promptly consult with Purchaser Contract Manager in an effort to reach an agreement to resolve the Dispute.

         B. In the event agreement cannot be reached within ten (10) days of receipt of written notice, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under (A) above for resolution of the Dispute.

         C. In the event agreement cannot be reached within twenty (20) days of receipt of written notice, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer
                  (CEO) of each Party for resolution of the Dispute.

         D. In the event (i) agreement cannot be reached under paragraphs A - C of this Article 22.1 within a total of thirty (30) days after receipt of the written notice described in Article 22.1
                  (A) or (ii) a Party determines in good faith that amicable resolution through continued negotiation of the Dispute does not appear likely, either Party may proceed with arbitration in accordance with Article 22.2.

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22.2              ARBITRATION

22.2.1 Arbitration. Subject to Article 22.1 and 22.3, any Dispute arising between the Parties shall be submitted for settlement by arbitration in accordance with the rules of conciliation and arbitration of the Center for Public Resources, as may be amended from time to time, which are incorporated herein by reference (or if the Center for Public Resources no longer provides rules or services, then the rules of conciliation and arbitration of the American Arbitration Association). Notwithstanding the foregoing, to the extent any provision of this
         Article 22.2 modifies, adds to, or is inconsistent with any provision of such rules, the provisions of this Article 22.2 shall control. Any such arbitration shall be conducted in Washington, DC, by a panel of three (3) arbitrators who shall be selected within forty-five (45) days of commencement of the arbitration: one selected by each Party and the third selected by the arbitrators chosen by the Parties. Should no agreement be reached on the third arbitrator within the time specified, the third arbitrator shall be appointed by the Center for Public Resources. Each arbitrator appointed by the Parties shall be knowledgeable and experienced in the aerospace and/or satellite telecommunications industries and shall have senior management and/or legal/judicial experience.

22.2.2   Discovery.  Discovery shall be permitted as follows:

         A. The Parties shall be permitted to take discovery, if and as needed, by deposition upon oral examination, requests for production of documents and things, and requests for entry upon land for inspection and other purposes, as those discovery methods are described and defined in the Federal Rules of Civil Procedure; provided further that the Tribunal shall expand or limit discovery in accordance with paragraph
                  (B) below.

         B. The scope of permissible discovery shall generally be as described in Federal Rules of Civil Procedure Rule 26(b)(1), but the Parties shall use their best reasonable efforts to focus and limit their discovery in accordance with the nature of the Dispute and the need for expedited resolution. The arbitral tribunal may expand or limit the scope of permissible discovery, establish the time period within which discovery responses must be served, and expand or limit the type and number of discovery methods and requests as it shall determine is appropriate in the circumstances, taking into account the needs of the Parties and the desirability of making discovery expeditious and cost-effective. The tribunal may issue orders

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                  to protect the confidentiality of proprietary information, trade secrets, and other similar information disclosed in discovery and may order that discovery not be had or that discovery may be had only on specific terms and conditions.

22.2.3 Choice of Laws. In resolving any Dispute, the arbitrators shall apply the laws of the State of New York without reference to its conflicts of laws rules and shall take into account usages, customs and practices in the performance of contracts for the purchase and sale of commercial communications satellites.

22.2.4 Language. Proceedings and documents provided and generated in connection with any arbitration hereunder shall be in the English language.

22.2.5 Costs and Expenses. Each Party shall bear its own costs and expenses (including the costs and expenses of the arbitrator it selected) and one-half of the costs and expenses of the third arbitrator, unless otherwise determined in the arbitral award.

22.2.6 Offer. At any time more than ten (10) days before the commencement of the arbitral hearing, any Party defending against any claim may serve upon the adverse Party an offer to allow an award to be entered against the defending Party on any claim for the money or property or to the effect specified in the offer. If within ten (10) days after the service of the offer, the adverse Party serves written notice that it accepts the offer, either Party may file the offer and acceptance with the tribunal, which will thereupon promptly enter an award on the claim as provided in the offer. An offer not accepted shall be deemed withdrawn and shall not be admissible into evidence.

22.2.7 Expedited Arbitration. Time is of the essence in the initiation and completion of the arbitration. The arbitral hearing shall be commenced and conducted expeditiously. Unless the arbitral tribunal orders otherwise, the Dispute should be submitted to the tribunal for decision within six (6) months after the commencement of the arbitration, and the final award shall be rendered within one (1) month thereafter. The Parties and the tribunal shall use their best reasonable efforts to comply with this schedule, and the tribunal may impose any remedy it deems just for any Party's effort to unnecessarily delay, complicate, or hinder the proceedings.

22.2.8 Final and Binding Decision. Any arbitration hereunder shall be governed by the United States Arbitration Act, 9 U.S.C. ss.ss. 1 et seq. The arbitrators' decision shall be final and binding on the Parties and enforceable in any court of competent jurisdiction.

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22.2.9   Arbitration Award. The arbitral tribunal's award may grant any remedy or relief the tribunal deems within the scope of this Contract, but may not make any award in any amount or on any theory of liability except as otherwise allowed or provided in this Contract. Notwithstanding the foregoing, the tribunal shall have no power or authority to amend or disregard any provision of this Article 22.2 or any other provision of this Contract; in particular, but without limiting the generality of the foregoing, the tribunal shall not have the power or authority to exclude the right of a Party to terminate this Contract when a Party would otherwise have such right. Any monetary award made by the arbitrators shall be subject to the limitation of liability set forth in Article 26.

22.3              LITIGATION

Notwithstanding the provisions of Article 22.1 and Article 22.2 above, if a Party makes a good faith determination that (i) a breach by the other Party is such that a temporary restraining order or other preliminary injunctive relief to enforce its rights or the other Party's obligations under the provisions of this Contract and which is necessary or (ii) litigation is appropriate to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to creditors, either Party shall have the right to bring suit at any time, but requests for permanent injunctive relief shall be arbitrated pursuant to Article 22.2.

Any such suit shall be brought in the United States District Court for the Southern District of New York, and the Parties hereby waive any objection to that venue and that court's exercise of personal jurisdiction over the case; provided further that if, for any reason, such court does not have or refuses to exercise subject matter jurisdiction over the Dispute, then litigation as permitted herein may be brought in the Supreme Court for New York County. The Parties hereby irrevocably consent to the exercise of personal jurisdiction by the state and federal courts in the State of New York concerning any Dispute between the Parties. If, for any reason, neither the state nor federal courts in New York will exercise jurisdiction over the Dispute, then litigation as permitted herein may be brought in any court of competent jurisdiction in the United States of America.

Nothing in this Contract precludes a Party prevailing on any claim, whether in arbitration or litigation, from initiating litigation in any appropriate forum to enter or enforce a judgment based on the Tribunal's or court's award on that claim.

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22.4              CONTINUED PERFORMANCE

Unless the Dispute involves a termination of the Contract under Articles 19 or 21 hereof: (i) pending final resolution of any Dispute, each Party shall, unless directed otherwise by the other Party in writing, perform all its obligations under this Contract to the extent undisputed and practical to do so, including the obligation to take all steps necessary during the pendency of the Dispute to ensure the Work will be performed within the time stipulated or within such extended time as may be allowed under this Contract; and (ii) failure to pay disputed amounts shall not excuse failure to so perform the Work, provided that Purchaser has complied with its obligations set forth in Article 5.6.



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                        ARTICLE 23 - MAJOR SUBCONTRACTS

23.1              SELECTION OF MAJOR SUBCONTRACTORS

Selection of any Major Subcontractor, whether as an initial selection or as a replacement selection, shall be subject to Purchaser's prior written approval. Contractor shall provide Purchaser with a copy of the full text of any Major Subcontract (including technical content but excluding price and payment schedule) promptly upon execution thereof.

Purchaser's approval of any Major Subcontractor or subcontractor shall not relieve Contractor from any obligations or responsibilities under this Contract.

23.2     STEP-IN RIGHTS

Contractor shall notify Purchaser within five (5) business days of it becoming aware of the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination or a right to receive damages or a payment of penalties under any of the Contractor's Major Subcontracts that Contractor is not then disputing, in good faith, with such subcontractor (a "Default"). Purchaser shall have the right (but not the obligation) to cure any such Default, including by making any payment due thereunder. The Firm Fixed Price shall be reduced by the amount of the cost to cure such Default paid by Purchaser pursuant to the preceding sentence. Such reduction in the Firm Fixed Price shall be applied against and used to reduce the next payment due to Contractor under the Payment Plan (which shall be adjusted accordingly). No action on the part of Purchaser under this Section shall relieve Contractor from any obligations or responsibilities under this Contract or the Major Subcontract.

23.3     HNS SUBCONTRACT

As of SBN EDC, Purchaser acknowledges it has reviewed and approved all the terms and conditions (including all Exhibits) of the HNS Subcontract. The HNS Subcontract shall not be modified as to its material terms without the prior written approval of Purchaser, which approval shall not be unreasonably withheld, delayed or denied.

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                 ARTICLE 24 - CONTRACTOR INSURANCE REQUIREMENTS

24.1     INSURANCE REQUIREMENTS

24.1.1 Coverages. Contractor represents that it has procured and will maintain at all times during its performance of this Contract the following insurance coverages:

         A. Ground insurance ("Property Insurance") against all risks and loss or damage to the Deliverable Items, and to any and all component parts thereof and all materials of whatever nature used or to be used in completing the Work, in an amount not less than the greater of (i) the replacement value of or (ii) the amounts paid by Purchaser with respect to the Deliverable Items and component parts thereof and all materials of whatever nature used or to be used in completing the Work. Such insurance shall provide (i) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures, and other properties constituting part of the Work, (ii) transit coverage, including ocean marine coverage (unless insured by the supplier), (iii) off-site coverage covering any key equipment, and (iv) off-site coverage covering any property or equipment not stored on the construction site. The deductible for Property Insurance is Three Million U.S. dollars (US$3,000,000) for finished goods and inventory. For each Deliverable Item, such insurance shall cover the period beginning at SBN EDC up to the moment risk of loss passes to Purchaser pursuant to Article 11.

         B. Worker's compensation insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of any country, state, or territory exercising jurisdiction over the employee and employer's liability insurance in an amount not less than One Million U.S. dollars (US $1,000,000) per occurrence. Contractor shall maintain such insurance until Acceptance of all Work, including remedial work, has occurred.

         C. Comprehensive automobile liability insurance against liability claims for personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned, and hired vehicles used by Contractor in the performance of the Work. Such insurance shall be for an amount not less than One Million U.S. dollars (US$1,000,000) per occurrence for

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                  combined bodily injury and property damage. Contractor shall maintain such insurance until Acceptance of all Deliverable Items has occurred.

           D. Such other insurance in types and amounts as is adequate to cover Contractor's potential liabilities under this Contract and applicable law.

24.1.2 Additional Insured. Purchaser and each Financing Entity shall be named as an additional insured under Contractor's third-party liability coverages, provided that, with respect to each Financing Entity, such Financing Entity has an insurable interest recognized by the applicable insurance underwriters.

24.1.3 Insurers Rating. The insurers selected by Contractor to provide the insurance required by Article 24.1.1A shall have a rating at least as high as those insurers providing coverage on Contractor's programs for its major commercial customers.

24.1.4 Evidence of Insurance. Prior to commencing the Work, and whenever requested by Purchaser, Contractor shall produce evidence that the insurance required by Article 24.1.1 has been effected and is being maintained. Contractor shall, at the written request of Purchaser, provide Purchaser with a certificate of insurance evidencing the procurement of all required insurance policies and thirty (30) days written notice prior to any modification that diminishes the insurance coverage required hereunder, cancellation, or non-renewal of such policies. If, after being requested in writing by Purchaser to do so, Contractor fails to produce evidence of compliance with Contractor's insurance obligations within fourteen (14) days, Purchaser may effect and maintain the insurance and pay the premiums. The amount paid shall be a debt due from Contractor to Purchaser and may be offset against any payments due Contractor by Purchaser. Purchaser may, at reasonable times upon reasonable notice, inspect any insurance policy required hereunder at Contractor's offices.

24.1.5 Claims. Contractor shall, as soon as practicable, inform Purchaser in writing of any occurrence with respect to the Work that may give rise to a claim under a policy of insurance required by Article 24.1.1A above. Contractor shall ensure that its Subcontractors similarly inform Purchaser of any such occurrences through Contractor.

24.1.6 Waiver of Subrogation. Contractor shall use best reasonable efforts to require its insurers to waive all rights of subrogation against Purchaser and Purchaser's Affiliates and their respective associates.

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24.1.7   Warranty. Contractor warrants and covenants that the insurance coverages and deductibles to be obtained pursuant to this Article 24 are substantially comparable to those provided to Contractor's major commercial customers.

24.2              PREPARATION OF CLAIMS

Each Party shall provide to the other Party any information that may reasonably be required to prepare, present, and substantiate an insurance claim at the other Party's written request.

Each Party warrants and covenants that it will not intentionally withhold from the other Party any material information it has or will have concerning anomalies, failures, or non-conformances with or deviations from the requirements of this Contract.

Upon written request of a Party, subject to Article 7, the other Party will respond or permit the first Party to respond to any insurers in relation to all specific and reasonable questions relating to design, test, quality control, launch, and orbital information. In addition, in the event of a Launch and In-Orbit Insurance Policy claim (as defined in the Satellite Contract), Contractor shall provide the support described in Article 24.3 below.

24.3              CONTRACTOR SUPPORT FOR LAUNCH AND IN-ORBIT INSURANCE POLICY
         CLAIMS

24.3.1   Insurance Procurement

Contractor has agreed under the Satellite Contract to provide customary and normal support to assist Purchaser in obtaining a Launch and In-Orbit Insurance Policy (as defined in the Satellite Contract). To the extent such support requires information and presentations regarding the SBN, Contractor agrees to provide such SBN-related support.

24.3.2   Claims Support

Contractor has agreed in the Satellite Contract to cooperate with and provide reasonable support to Purchaser making and perfecting claims for insurance recovery and as to any legal proceeding as may be brought by Purchaser associated with any claim for insurance recovery. To the extent such support is needed with respect to a claim(s) pertaining to the SBN, Contractor shall provide the necessary SBN-related support. For all claims that may arise on or before SBN Acceptance of the Satellite as provided in Article 9 hereof, such Contractor support as described above shall be provided within the overall price of this Contract; thereafter, Contractor shall be entitled to reimbursement of

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actual costs reasonably incurred in connection with the provision of such support plus a mark-up of ten percent (10%), with such costs and markup to be invoiced and paid in accordance with Article 5.



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                    ARTICLE 25 - PERSONNEL AND KEY PERSONNEL

25.1              PERSONNEL QUALIFICATIONS

Contractor shall assign properly qualified and experienced personnel to the program contemplated under this Contract, and Contractor shall use best reasonable efforts to retain such personnel on Purchaser's program for the duration of such program.

25.2              KEY PERSONNEL POSITIONS

Key personnel ("Key Personnel") shall be the personnel filling the following or equivalent positions:

25.2.1   [***]

25.2.2   [***]

25.2.3   [***]

25.3              ASSIGNMENT OF KEY PERSONNEL

25.3.1 Contractor will assign individuals from within Contractor's organization to the Key Personnel positions to carry out the Work.

25.3.2 Key Personnel will be familiar with programs similar to Purchaser's program.

25.3.3 Before assigning an individual to any Key Personnel positions, whether as an initial assignment or a subsequent assignment, Contractor shall notify Purchaser of the proposed assignment, shall introduce the individual to appropriate Purchaser representatives and, upon request, provide such representatives with the opportunity to interview the individual and shall provide Purchaser with the individual's resume. If Purchaser in good faith objects to the qualifications of the proposed individual within fifteen (15) Business Days after being notified thereof, then Contractor agrees to discuss such objections with Purchaser and attempt to resolve such concerns on a mutually agreeable basis; however, Contractor retains the unilateral right to make all decisions regarding the assignment of Contractor personnel to the program. Notwithstanding the foregoing, after CDR, any change in the Contractor Program Manager shall be subject to Purchaser's prior written approval. The Key Personnel that have been identified as of the SBN EDC are listed in Attachment B

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(Key Personnel). Should the individuals filling the positions of Key Personnel leave such positions for whatever reason, Contractor shall follow the procedures set forth in this Article 25 to select replacement personnel.


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                      ARTICLE 26 - LIMITATION OF LIABILITY

26.1              LIMITATION OF LIABILITY

26.1.1 No Consequentials. NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER, TO THEIR OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING SUPPLIERS OF ANY KIND), AGENTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF ANY DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH PURCHASER FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION COSTS OF EFFECTING COVER, LOST PROFITS, OR LOST REVENUES, ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE OF ANY TYPE AND STRICT LIABILITY), STATUTE OR OTHER LEGAL OR EQUITABLE THEORY.

26.1.2 Indemnity. PURCHASER SHALL INDEMNIFY CONTRACTOR AND HOLD CONTRACTOR HARMLESS FOR AND AGAINST ANY CLAIM ASSERTED DIRECTLY OR INDIRECTLY AGAINST CONTRACTOR THAT IS WITHIN THE SCOPE OF THE FOREGOING LIMITATION OF LIABILITY AND DISCLAIMER.

26.2              CAP ON LIABILITY

IN NO EVENT SHALL CONTRACTOR'S TOTAL LIABILITY UNDER OR IN CONNECTION WITH THIS CONTRACT EXCEED AMOUNTS PAID TO CONTRACTOR HEREUNDER. IN NO EVENT SHALL PURCHASER'S TOTAL LIABILITY UNDER OR IN CONNECTION WITH THIS CONTRACT EXCEED THE TERMINATION AMOUNT CALCULATED PURSUANT TO ARTICLE 19. THIS ARTICLE 26 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS CONTRACT FOR WHATEVER CAUSE.

26.3              EXCEPTIONS

NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS OF LIABILITY SET FORTH IN THE FOREGOING ARTICLES 26.1 AND 26.2 OR ANY OTHER PROVISION OF THIS CONTRACT SHALL

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NOT APPLY TO (i) CLAIMS SUBJECT TO INDEMNIFICATION UNDER ARTICLE 4.2 (AS TO
TAXES AS DEFINED IN ARTICLE 4.2), ARTICLE 17, OR ARTICLE 18 AND (ii) CLAIMS ARISING OUT OF WILLFUL MISCONDUCT BY SENIOR MANAGEMENT PERSONNEL (VICE PRESIDENT AND ABOVE).

26.4              DUTY TO MITIGATE

Each Party shall have a duty to mitigate damages for which the other Party is responsible.






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        ARTICLE 27 - DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION

27.1              DEFINITION OF PROPRIETARY INFORMATION

27.1.1 Definition. For the purpose of this Contract, "Proprietary Information" means all confidential and proprietary information (other than the Exhibits and Attachments to this Contract and Deliverable Data, which are subject to the provisions of Article 28) in whatever form transmitted, that is disclosed or made available directly or indirectly by such Party (hereinafter referred to as the "disclosing party") to the other Party hereto (hereinafter referred to as the "receiving party") and: (i) is identified as proprietary by means of a written legend thereon, or (ii) if disclosed orally, is identified as proprietary at the time of initial disclosure and then summarized in a written document, with the Proprietary Information specifically identified, that is supplied to the receiving party within ten (10) days of initial disclosure. In the case of Purchaser, Proprietary Information also shall include, whether or not designated "Proprietary Information," (i) correspondence under this Contract and (ii) all information concerning Purchaser (and/or its Affiliates) regarding its operations, affairs and businesses, its financial affairs, and its relations with its customers, employees and service providers (including business plans, customer lists, customer information, account information and consumer markets).

27.1.2 Exceptions. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the receiving party at the time of its disclosure, as evidenced by written records of the receiving party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is independently developed by the receiving party as evidenced by written records of the receiving party; or (iv) is rightfully obtained by the receiving party from any third party without restriction and without breach of any confidentiality obligation by such third party.

27.2              TERMS FOR HANDLING AND USE OF PROPRIETARY INFORMATION

Subject to Article 27.1.2, for a period of ten (10) years after receipt of any Proprietary Information, the receiving party shall not disclose Proprietary Information that it obtains from the disclosing party to any person or entity except its employees, Affiliates, attorneys, agents and consultants (all of whom are not direct competitors of the disclosing party) who have a need to know, who

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have been informed of and have agreed in writing (or, in the case of employees or attorneys are otherwise subject to confidentiality obligations consistent with the obligations set forth herein) to abide by the receiving party's obligations under this Article 27, and who are authorized pursuant to applicable U.S. export control laws and licenses or other approvals to receive such information. The receiving party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the disclosing party otherwise authorizes in writing.

27.3              DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

Contractor makes no representation or warranty regarding the accuracy or completeness of, or absence of defects in, the Proprietary Information disclosed hereunder, or with respect to infringement of any rights, including Intellectual Property Rights of others, arising from its disclosure of Proprietary Information hereunder. Contractor shall not be liable for damages of whatever kind as a result of Purchaser's reliance on or use of the Proprietary Information provided under this Article 27.

27.4              LEGALLY REQUIRED DISCLOSURES

Notwithstanding the foregoing, in the event that the receiving party becomes legally compelled (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), to disclose Proprietary Information of the disclosing party, including this Contract or other supporting document(s), the receiving party shall, to the extent practicable under the circumstances, provide the disclosing party with written notice thereof so that the disclosing party may seek a protective order or other appropriate remedy, or to allow the disclosing party to redact such portions of the Proprietary Information as the disclosing party deems appropriate. In any such event, the receiving party will disclose only such information as is legally required, and will cooperate with the disclosing party (at the disclosing party's expense) to obtain proprietary treatment for any Proprietary Information being disclosed.

27.5              RETURN OF CONFIDENTIAL INFORMATION

Upon the request of the Party having proprietary rights to Proprietary Information, the other Party in possession of such Proprietary Information shall promptly return such Proprietary Information (and any copies, extracts, and summaries thereof) to the requesting Party, or, with the requesting Party's

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written consent, shall promptly destroy such materials (and any copies, extracts, and summaries thereof), except for one (1) copy which may be retained for legal archive purposes, and shall further provide the requesting Party with written confirmation of same; provided, however, where both Parties have proprietary rights in the same Proprietary Information, a Party shall not be required to return such information to the other Party.

27.6              NO LICENSE

Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the receiving party whether by implication, estoppel, or otherwise, any license or any right to use any Proprietary Information received from the disclosing party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the disclosing party.




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                   ARTICLE 28 - INTELLECTUAL PROPERTY RIGHTS

28.1              OWNERSHIP OF IP AND IP RIGHTS

28.1.1   Purchaser's Intellectual Property

         A. Subject to the licenses granted in Article 28.2.2, all Background and Foreground Intellectual Property made, developed, or created by Purchaser (or by others, other than Contractor or any of its subcontractors, acting on behalf of Purchaser, but not including HNS Foreground IP which is subject to a separate agreement between Purchaser and HNS), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Purchaser.

         B. Subject to the licenses granted in Article 28.2.2, Purchaser shall own all Intellectual Property developed or created by Contractor (or its subcontractors) that is ATC IP, and all Intellectual Property Rights therein, shall be the sole and exclusive property of Purchaser. Contractor hereby assigns all right, title and interest in and to all such ATC IP and, at Purchaser's request and expense, Contractor agrees to provide all reasonable cooperation to help Purchaser perfect those rights, including the filing of patents. Further, and subject to the licenses granted in Article 28.2.2.B, Contractor hereby agrees to require HNS, pursuant to the HNS Subcontract, to transfer and assign all right, title and interest in and to all HNS Foreground IP to Purchaser and to require that HNS, at Purchaser's expense, provide all reasonable cooperation to Purchaser to perfect those rights.

28.1.2   Contractor's Intellectual Property

         A. Subject to the licenses granted in Article 28.2.1, all Background Intellectual Property, developed or created by Contractor (or its subcontractors), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Contractor.

         B. Subject to the licenses granted in Article 28.2.1, all Foreground Intellectual Property (excluding any ATC IP and HNS Foreground IP), developed or created by Contractor (or its subcontractors), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Contractor.

         C. Contractor agrees that the obligations set forth in Article 27.2, subject to the exceptions set forth in Article 27.1.2, shall apply to Contractor with respect to the handling and use of Purchaser-specific information contained in any Deliverable Data, Contract Exhibits and Attachments thereto, without regard to the time limitation set forth therein.


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28.2     LICENSE RIGHTS

28.2.1   Grant by Contractor

         A. Subject to the terms and conditions stated herein, Contractor grants to Purchaser a fully paid-up, irrevocable, perpetual, worldwide, nonexclusive right and license to use and have used, reproduce, and modify and sublicense to an Affiliate for the sole and exclusive purpose of testing, operating, and/or maintaining any Deliverable Item (including Deliverable Data), all Contractor Background Intellectual Property and Foreground Intellectual Property (excluding any ATC IP and HNS Foreground
                  IP) incorporated into such Deliverable Items (for the purposes of this paragraph A, Deliverable Items includes Contract Exhibits and Attachments thereto), including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, now or hereafter owned by Contractor (and/or its subcontractors) for which Contractor (and/or its subcontractors) has or may acquire the right to grant such a license. Purchaser shall have no rights in Deliverable Data other than as expressly stated in this Contract, except that, subject to compliance with the provisions of Article 7 hereof, Purchaser may provide portions of the Deliverable Data related to operation or performance of the SBAS as is commercially necessary and reasonable to market and sell the Satellite capacity to Purchaser's customers and potential customers. Title to Deliverable Data shall not pass to Purchaser or any other entity pursuant to the terms hereof, except to the extent that such Deliverable Data includes ATC IP or HNS Foreground IP.

         B. Subject to the terms and conditions stated herein and in addition to the rights granted to Purchaser pursuant to
                  Article 28.1.1.B, and 28.2.1.A, Contractor grants to Purchaser a fully paid-up, irrevocable, perpetual, worldwide, nonexclusive right and license to use and have used, reproduce, and modify and sublicense to an Affiliate for the sole and exclusive purpose of running its satellite program (including procurement of additional satellites from vendors

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                  other than Contractor) Exhibits A-1 and A-2, Statements of
                  Work, and Exhibits B-1 and B-2, Performance Specifications, including to the extent necessary for the limited purpose of this license, all associated Intellectual Property Rights therein now or hereafter owned by Contractor (and/or its subcontractors) for which Contractor (and/or its subcontractors) has or may acquire the right to grant such a license. The foregoing license shall be subject to: (i) good faith reasonable redactions in Exhibits A-1, A-2, B-1 and B-2 to eliminate any unique, Contractor competition-sensitive information contained therein, such redactions to be agreed upon by the Parties on or prior to Satellite Technical Review 3 and (ii) the elimination of all references to Space Systems/Loral, Inc. in such documents. The foregoing licenses shall be transferable to the Financing Entities, any successor or permitted assign of Purchaser, and any third party pursuant to Articles 32.1.2 or 34.12 and, subject to Contractor's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, any other entity.

28.2.2   Grant by Purchaser

         A. Subject to the terms and conditions stated herein, Purchaser grants to Contractor a fully paid-up, irrevocable, perpetual, worldwide, non-exclusive right and license to use and have used for the sole and exclusive purpose of performing under this Contract, all Purchaser Background Intellectual Property, and Foreground Intellectual Property (other than ATC IP which is subject to Article 28.2.2.B and HNS Foreground IP which is subject to Article 28.2.2.C), including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, owned by Purchaser (or others acting on behalf of Purchaser) for which Purchaser has or may acquire the right to grant such a license.

           B. Purchaser grants to Contractor a fully paid-up, irrevocable, perpetual, worldwide, non-exclusive right and license to use and have used all rights relating to the ATC IP developed or created by Contractor (or its subcontractors), but excluding any HNS Foreground IP and any Background Intellectual Property made, developed by or on behalf of HNS.

           C. Subject to the terms and conditions stated herein, Purchaser grants to Contractor a fully paid-up, irrevocable, perpetual, worldwide, non-exclusive right and license to use and have

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                  used for the sole and exclusive purpose of performing under this Contract, the HNS Foreground IP to the extent the ownership of such HNS Foreground IP is transferred to Purchaser by HNS and those associated Intellectual Property Rights therein owned by Purchaser (or others acting on behalf of Purchaser) for which Purchaser has or may acquire the right to grant such a license.

28.2.3 Subcontracts Other Than the HNS Subcontract. Contractor shall, unless otherwise authorized or directed in writing by Purchaser, to the extent necessary to fulfill its obligations under this Article 28.2 hereof, use reasonable efforts as practical to include in each subcontract issued hereunder a license rights clause pursuant to which each such subcontractor will grant to Purchaser (through Contractor) license rights in Intellectual Property incorporated in Deliverable Items hereunder and which Intellectual Property is developed by such subcontractor, and all associated Intellectual Property Rights therein, to the same extent as the license rights granted by Contractor in this
         Article 28.2. Contractor's failure to include such provision in any subcontract shall not limit Contractor's obligation to provide Purchaser with the license rights granted in this Article 28.

28.3              NO LIMITATION ON DELIVERABLE ITEMS

This Article 28 shall not be construed as limiting any right of Purchaser otherwise contained herein or at law (or any obligation of Contractor to grant Purchaser the right) with no payment of additional compensation to use, have used, deliver, lease, sell, or otherwise dispose of the Satellite or other Deliverable Item of hardware or any part thereof.

28.4              NO ADDITIONAL DELIVERABLE DATA OBLIGATION

Nothing contained in this Article shall require Contractor to provide any data other than as set forth in Exhibits A-1 and A-2.




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                   ARTICLE 29 - PUBLIC RELEASE OF INFORMATION

29.1              GENERALLY

Either Party intending to disclose publicly, whether through the issuance of news releases, articles, brochures, advertisements, prepared speeches or other information releases, information concerning the financial details of this Contract or Proprietary Information of the other Party regarding the Work shall obtain the prior written approval of the other Party with respect to the content and timing of such issuance.

29.2     EXCEPTIONS

The obligations set forth in Article 29.1 shall not apply to the following:

         A) information that is or otherwise becomes publicly available from any governmental agency; and/or

         B) information that is or otherwise becomes publicly available without breach of this Contract; and/or

         C) internal publications or releases which are clearly marked as not intended for the public at large.




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                              ARTICLE 30 - NOTICES

30.1              WRITTEN NOTIFICATION

Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile and telephone numbers and to the attention of the individuals set forth below, and any such notice or correspondence shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier or other method, or (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.


                     TerreStar Networks Inc.
                    ------------------------------------------
                     Attn.:      [***]
                                ------------------------------
                                 [***]
                                ------------------------------
                                 12010 Sunset Hills Road
                                ------------------------------

                                ------------------------------
                                 Reston, VA 20190
                                ------------------------------
                                 Tel: [***]
                                ------------------------------
                                 Fax: [***]
                                ------------------------------

With a copy to:


                     TerreStar Networks Inc.
                    ------------------------------------------
                     Attn.:      [***]
                                ------------------------------
                                 [***]
                                ------------------------------
                                 12010 Sunset Hills Road
                                ------------------------------

                                ------------------------------
                                 Reston, VA 20190
                                ------------------------------
                                 Tel: [***]
                                ------------------------------
                                 Fax: [***]
                                ------------------------------


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or to such other address as Purchaser may specify in writing to Contractor.

In the case of Contractor:


                     Space Systems/Loral, Inc.
                    ------------------------------------------
                                 3825 Fabian Way
                                ------------------------------
                                 Palo Alto, CA  94303-4697
                                ------------------------------
                     Attn.:      [***]
                                ------------------------------
                                 Tel: [***]
                                ------------------------------
                                 Fax: [***]
                                ------------------------------

With a separately delivered copy to:


                     Space Systems/Loral, Inc.
                    ----------- -----------------------------
                                 3825 Fabian Way
                                -----------------------------
                                 Palo Alto, CA  94303-4697
                                -----------------------------
                     Attn.:      [***]
                                -----------------------------
                                 Tel: [***]
                                -----------------------------
                                 Fax: [***]
                                -----------------------------
30.2     CHANGE OF ADDRESS

Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.


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                        ARTICLE 31 - ORDER OF PRECEDENCE

In the event of conflict among the terms of the Terms and Conditions (Preamble, Recitals, and Articles 1 to 34) of this Contract and the Exhibits, the following order of decreasing precedence shall apply:

         o    Terms and Conditions   (Preamble and Articles 1 through 34)

         o    Exhibit E              SBN/SBAS Payment Plans and Termination
                                     Liability Amounts (in the order listed in Article 2)

         o    Exhibit A              Statements of Work (in the order listed in
                                     Article 2)

         o    Exhibit B              Performance Specifications (in the order
                                     listed in Article 2)

         o    Exhibit D              Test Plans (in the order listed in Article
                                     2)

         o    Attachment A           Form of Invoice (including Annex 1 and
                                     Schedule 1 to Annex 1)

         o    Attachment B           Key Personnel




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                              ARTICLE 32 - GENERAL

32.1              ASSIGNMENT

32.1.1 General. This Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party. The non-assigning Party shall provide its approval if in its reasonable judgment its rights under this Contract are not and would not be adversely affected thereby.

32.1.2 By Purchaser. Notwithstanding the foregoing, Purchaser may assign or transfer this Contract or all its rights, duties, or obligations hereunder to (i) any Affiliate of Purchaser provided that in the case of a transfer to an Affiliate, the Affiliate has sufficient financial resources to fulfill its obligations under this Contract, and the net worth of such Affiliate is not less than the net worth of Purchaser immediately prior to such transfer, (ii) any or all Financing Entities in connection with obtaining financing for the payment of Contractor's invoices and any and all other fees, charges or expenses payable under this Contract under any Financing Agreement; and (iii) as part of any collateral pool in favor of other senior lenders providing financing to Purchaser or any of its Affiliates in connection with completion of Purchaser's Satellite system, provided in any case the assignee, transferee, or successor to Purchaser has expressly assumed all the obligations of Purchaser and all terms and conditions applicable to Purchaser under this Contract in form and substance reasonably satisfactory to Contractor.

32.1.3 By Contractor. Notwithstanding the foregoing, Contractor may assign or transfer this Contract or all of its rights, duties, or obligations hereunder to: (i) any Affiliate of Contractor, or (ii) any corporation in connection with the sale, transfer or assignment of all or substantially all of Contractor's assets or capital stock, whether by way of merger, consolidation, or otherwise, subject to the following conditions: (A) in the case of a transfer to an Affiliate, the net worth of such Affiliate is not less than the net worth of Contractor immediately prior to such transfer and, in the reasonable discretion of Purchaser such Affiliate has the experience, resources, and personnel required to perform the Work in accordance with this Contract; (B) in the case of a transfer or assignment contemplated in clause (ii), immediately after giving effect to such transaction or series of related transactions, the net worth of Contractor (or in the event Contractor is not the continuing person, the net worth of the person or entity formed by such consolidation or into which Contractor is merged or to which its properties are transferred substantially as an

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         entirety) shall be no less than the net worth of Contractor immediately before such transaction or series of related transactions, and in the case of the sale of all or substantially all the assets of Contractor, the assignee or transferee, in the reasonable discretion of Purchaser, has the experience, resources and personnel required to perform the Work in accordance with this Contract; and (C) the assignee, transferee, or successor to Contractor has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract in form and substance reasonably satisfactory to Purchaser.

32.1.4 Security Interests. Either Party, upon prior written notice to the other Party, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this Contract or for the subject matter hereof. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party's obligations under this Contract.

32.2              BINDING EFFECT

This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

32.3              SEVERABILITY

If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

32.4              WAIVER OF BREACH OF CONTRACT

A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party to be bound, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No course of conduct by a Party shall constitute a

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waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article
32.4.

32.5              AMENDMENTS

This Contract, including any and all its Attachments and Exhibits and Appendices, may not be modified except by written instrument of subsequent date signed by an officer of Contractor, or another person designated in writing by any such officer to sign such an instrument and a senior vice president of Purchaser, or another person designated in writing by any such Purchaser senior vice president to sign such an instrument.

32.6              CAPTIONS

The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

32.7              RELATIONSHIPS OF THE PARTIES

It is expressly understood that Contractor and Purchaser intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests. Neither Contractor nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

32.8              ENTIRE AGREEMENT

This Contract, including all its Attachments and Exhibits, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements and negotiations with respect to the subject matter hereof, including that certain Authorization to Proceed (ATP) between the Parties dated November 14, 2006. All work done and payments made under the ATP shall be deemed work done and payments made under this Contract as of the SBN EDC.

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32.9              STANDARD OF CONDUCT

Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

32.10             CONSTRUCTION

This Contract, including all its Schedules, Attachments, Annexes, Exhibits and the Appendices, has been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

32.11             COUNTERPARTS

This Contract may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.

32.12             APPLICABLE LAW

This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without reference to its conflicts of laws rules.

32.13             SURVIVAL

Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that
(i) the Parties have expressly agreed shall survive any such termination or expiration or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

32.14             U.N. CONVENTION ON THE INTERNATIONAL SALES OF GOODS

The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

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32.15             NO THIRD-PARTY BENEFICIARIES

This Contract is entered into solely between, and may be enforced only by, Purchaser and Contractor and their permitted assigns, and this Contract shall not be deemed to create any rights in third parties, including suppliers, customers and owners of a Party, or to create any obligations of a Party to any such third parties.

32.16             CONSENTS AND APPROVALS

Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Contract, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Contract shall not relieve the other Party from responsibility for complying with the requirements of this Contract, nor shall it be construed as a waiver of any rights under this Contract, except as and to the extent otherwise expressly provided in such approval or consent.

32.17             LENDER REQUIREMENTS

32.17.1 External Financing. The Parties recognize this Contract may be financed through external sources. Contractor shall provide to any Financing Entity any program information that such Financing Entity reasonably requires (subject to confidentiality agreements governing such program information).

32.17.2 Cooperation. Contractor agrees to work cooperatively to negotiate and execute such documents as may be reasonably required to implement such financing to the extent such financing or document does not impose any material obligations not otherwise undertaken hereunder, require Contractor or its Affiliates to violate any contractual obligations or covenants it may have with third parties or adversely affect in any material respect Contractor's interests under this Contract.

32.18             ALIGNMENT OF INTERESTS

Contractor agrees to take no materially adverse position (in trade associations, regulatory bodies, the press, or otherwise) with respect to Purchaser's FCC licenses or applications therefor associated with the Satellites.

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32.19             EFFECTIVE DATE OF SBN CONTRACT (SBN EDC)

This Contract shall be effective on the date of the last of the following to occur:

         A. The date of execution as specified in the introductory paragraph of this Contract;

         B. Purchaser's written notice to Contractor of its termination of the HNS Contract;

         C.       The date of execution by Contractor and HNS of the HNS
                  Subcontract.

32.20             AUTHORIZATIONS

Each Party represents and warrants that:

         A. it has all requisite corporate power and authority to enter into this Contract and to carry out the transactions contemplated by this Contract;

         B. the execution, delivery, and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by the requisite corporate action and do not conflict with any other agreement or obligation to which it is a party or which binds its assets; and

         C. this Contract is a valid and binding obligation of the Party, enforceable in accordance with its terms, except each Party makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor's rights or by reason of general principles of equity.

32.21             COVENANT OF GOOD FAITH

Each Party agrees that, in respect to dealings with the other Party under or in connection with this Contract, it shall act in good faith.

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                              ARTICLE 33 - OPTIONS

33.1              SBN PRICE REDUCTION OPTION

33.1.1 Option. Contractor hereby grants to Purchaser an option to reduce the SBN Firm Fixed Price (as set forth in Item 2 of Article 4.1.1) by up to the SBN Price Reduction Amount in accordance with the terms of this
         Article 33.1 (the "SBN Price Reduction Option").

33.1.2   Step One: Procurement of Third Spacecraft

         A. Exercise of Option. To exercise the SBN Price Reduction Option, Purchaser must, no later than [***](except as extended pursuant to Article 33.1.7), either:

                  (i) enter into an agreement to procure from Contractor a third spacecraft (the "Third Spacecraft"), including an authority to proceed immediately with the work; or,

                  (ii) enter into an agreement to procure the Third Spacecraft from an industry recognized spacecraft manufacturer (a "Qualified Manufacturer"), including an authority to proceed immediately with the work; provided that prior to entering into such an agreement, Purchaser has provided Contractor the opportunity to enter into an agreement with Purchaser for the procurement of the Third Spacecraft on Matching Terms (defined in Article 33.1.4), in accordance with the procedure set forth in Article 33.1.4; and further provided that Contractor has declined to enter into such agreement in accordance with Article 33.1.4.

         B. Effect of Exercising Option. At the time Purchaser exercises the SBN Price Reduction Option with respect to the Third Spacecraft in accordance with Article 33.1.2 A, (i) Contractor shall apply [***] percent ([***]%) of the SBN Price Reduction Amount to the SBN Firm Fixed Price (as set forth in Article 4.1.1, Item 2), and as part of this reduction, the amount of the SBN Acceptance Payment, including any adjustment thereto pursuant to Article 9.1.4 B as regards Satellite caused degradations, shall be reduced by [***] percent ([***]%) for all purposes under this Contract, and the Payment Plan set forth in Exhibit E-2, SBN Program Payment Plan and Termination

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                  Liability Amount, shall be adjusted as provided therein for the exercise of the SBN Price Reduction Option with respect to the Third Spacecraft.

         C. Failure to Exercise SBN Price Reduction Option with Respect to the Third Spacecraft. If Purchaser does not exercise the SBN Price Reduction Option with respect to the Third Spacecraft on or prior to [***] (or later date if extended pursuant to Article 33.1.7), the SBN Price Reduction Option with respect to the Third Spacecraft shall expire.

33.1.3   Step Two: Procurement of Fourth Spacecraft

         A. Exercise of Option. To completely exercise the SBN Price Reduction Option, in addition to entering into a contract for the Third Spacecraft in accordance with Article 33.1.2, Purchaser must, no later than [***], either:

                  (i) enter into an agreement to procure from Contractor a additional spacecraft (the "Fourth Spacecraft"), including an authority to proceed immediately with the work; or,

                  (ii) enter into an agreement to procure the Fourth Spacecraft from a Qualified Manufacturer, including an authority to proceed immediately with the work; provided that prior to entering into such an agreement, Purchaser has provided Contractor the opportunity to enter into an agreement with Purchaser to procure the Fourth Spacecraft on Matching Terms (defined in Article 33.1.4), in accordance with the procedure set forth in Article 33.1.4; and further provided that Contractor has declined to enter into such agreement in accordance with Article 33.1.4.

                           For the avoidance of doubt, the "Fourth Spacecraft" may actually be the third spacecraft if the portion of the SBN Price Reduction Option is not exercised under Article 33.1.2, but the portion of the SBN Price Reduction Option is exercised under Article 33.1.3.

         B. Effect of Exercising Option. At the time Purchaser exercises the SBN Price Reduction Option with respect to the Fourth Spacecraft in accordance with Article 33.1.3.A, (i) Contractor shall apply [***] percent ([***]%) of the SBN Price Reduction Amount to the SBN Firm Fixed Price (as set forth in Article 4.1.1, Item 2), and as part of this reduction, the amount of the SBN Acceptance payment, including any adjustment thereto

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                  pursuant to Article 9.1.4 B as regards Satellite caused
                  degradations, shall be reduced by [***] percent ([***]%) for all purposes under this Contract (in the event that Purchaser has also exercised the SBN Price Reduction Option with respect to the Third Spacecraft, the total reduction in the SBN Acceptance Payment shall be [***] percent ([***]%)) including any adjustment thereto pursuant to Article 9.1.4 B as regards Satellite caused degradation, and the Payment Plan set forth in Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount, shall be adjusted as provided therein for the exercise of the SBN Price Reduction Option with respect to the Fourth Spacecraft.

         C. Failure to Exercise the Fourth Spacecraft Option. If Purchaser does not exercise the SBN Price Reduction Option with respect to the Fourth Spacecraft on or prior to [***], the SBN Price Reduction Option for the Fourth Spacecraft shall expire, but the SBN Price Reduction Option with respect to the Third Spacecraft (if exercised under Article 33.1.2) shall remain in effect.

         D. Single Contract. For the avoidance of doubt, Purchaser may enter into one or two agreements to satisfy the requirements of Articles 33.1.2 and 33.1.3.

         E. Failure to Exercise Option. If Purchaser has exercised the SBN Price Reduction Option with respect to the Third Spacecraft in accordance with Article 33.1.2, but does not exercise the SBN Price Reduction Option with respect to the Fourth Spacecraft on or prior to [***], or does not exercise the SBN Price Reduction Option with respect to the Third Spacecraft in accordance with Article 33.1.2, but does exercise the SBN Price Reduction Option with respect to the Fourth Spacecraft on or prior to [***], Purchaser shall only be entitled to [***] percent ([***]%) of the SBN Price Reduction Option Amount calculated as set forth above.

33.1.4 Matching Terms. In order to exercise the SBN Price Reduction Option by way of Articles 33.1.2 A(ii) and/or 33.1.3 A(ii), Purchaser must provide Contractor with a valid offer to accept a contract to provide the Third and/or Fourth Spacecraft, as applicable, on the material terms, in writing (which shall include price, schedule (including the terms associated with the authority to proceed with the work under such agreement) and other material terms and conditions, including technical requirements - the "Matching Terms"), necessary to substantially match an existing bona fide offer received by Purchaser from the applicable

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         Qualified Manufacturer (and if such offer is accepted by Contractor, entry into an agreement to procure from Contractor the Third and/or Fourth Spacecraft, as applicable, including an authority to proceed immediately with the work within ninety (90) days of notice of such acceptance). The SBN Price Reduction Option shall be deemed effectively exercised if (i) within fifteen (15) calendar days of Contractor's receipt of Purchaser's written offer as described above (the "ROFR Response Period"), Contractor does not accept the offer of a contract for the Third Spacecraft and/or Fourth Spacecraft, as applicable, from Purchaser on the Matching Terms; and (ii) Purchaser awards the contract, including an authority to proceed immediately with the work for the Third Spacecraft and/or Fourth Spacecraft, as applicable, to the Qualified Manufacturer on substantially the Matching Terms within ninety (90) calendar days after the end of the ROFR Response Period.

33.1.5 Purchaser Subsequent Termination. In the event that Purchaser awards the contract for the Third Spacecraft and/or the Fourth Spacecraft to either Contractor or a Qualified Manufacturer but thereafter, and prior to the earlier to occur of (i) 365 calendar days after such award or
         (ii) Purchaser's termination liability exceeding [***] U.S. dollars (US $[***]) for the applicable spacecraft, Purchaser (a) cancels or terminates [other than for default of the Contractor or Qualified Manufacturer (as applicable) or due to a force majeure event] such spacecraft contract with the Contractor or Qualified Manufacturer; (b) issues a stop work order or orders that, in the aggregate, exceed ninety (90) days; or (c) modifies such spacecraft contract with the Qualified Manufacturer in a manner that materially modifies any Matching Term(s), if any, specified by Contractor in a writing provided to Purchaser during the ROFR Response Period as the reason(s) for its declining to offer the Third Spacecraft or Fourth Spacecraft, as applicable, in such a manner as to have eliminated the reasons for Contractor's declining to accept a contract from Purchaser for the Third Spacecraft or Fourth Spacecraft, as applicable, on such Matching Term(s), as such reasons are specified by Contractor in such notice, Purchaser shall promptly notify Contractor in writing and shall pay to Contractor the applicable amounts of the SBN Price Reduction Amount as and when such amounts would otherwise have been due under the Contract as if this SBN Price Reduction Option had not been exercised, with any amount of the SBN Price Reduction Amount which would then be due or past due to Contractor, to be paid to within thirty (30) calendar days of Purchaser's notification. For the avoidance of doubt, such cancellation, termination or modification of the contract for the Third Spacecraft or Fourth Spacecraft shall not preclude Purchaser from

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         subsequently validly exercising the SBN Price Reduction Option within the time period specified in Articles 33.1.2 and 33.1.3, as may be extended pursuant to Article 33.1.7 as to the Third Spacecraft.

33.1.6 Confidentiality of Terms. Purchaser shall not be obligated to share with Contractor any third party confidential information concerning an offer from any other manufacturer, but shall certify to Contractor the validity of the Matching Terms. Contractor shall have the right to request Purchaser to have an audit of the Matching Terms performed by an independent auditor selected by Purchaser and approved by Contractor (which approval shall not be unreasonably withheld or delayed) who will confirm the accuracy and validity of the Matching Terms as well as confirm that the contract for the Third Spacecraft or Fourth Spacecraft, as applicable, is awarded to the applicable Qualified Manufacturer on substantially the Matching Terms. In the event that the independent audit does not confirm the accuracy and validity of the Matching Terms or does not confirm that the contract for the Third Spacecraft of the Fourth Spacecraft is awarded to the Qualified Manufacturer on substantially the Matching Terms, this Contract shall not be subject to the SBN Price Reduction Option as set forth above.

33.1.7 Extension of Option Exercise Period. If Purchaser wishes to extend the SBN Price Reduction Option beyond [***] with respect to the Third Spacecraft, then Purchaser shall pay, commencing on [***], an amount equal to [***] percent ([***]%) per [***] on the amount of any SBN payments deferred as a consequence of Purchaser exercising its rights to extend the SBN Price Reduction Option beyond [***], as reflected in Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount. Any portion of the SBN Price Reduction Option not exercised as of[***], shall expire, and Purchaser shall immediately make the balance of any outstanding payments owed pursuant to Exhibit E-2, SBN Program Payment Plan and Termination Liability Amount.

33.1.8 Termination for Convenience. If Purchaser terminates the SBN and/or SBN Work for convenience after the SBN Price Reduction Option is exercised with respect to the Third Spacecraft and/or the Fourth Spacecraft, the termination liability for such termination shall not exceed US$[***] (if SBN Price Reduction Option is exercised with respect to either the Third Spacecraft or the Fourth Spacecraft, but not both) and US$[***] (if SBN Price Reduction Option is exercised with respect to both the Third Spacecraft and the Fourth Spacecraft). If Purchaser terminates the SBN and/or SBN Work for convenience before the SBN Price Reduction Option is exercised with respect to the Third Spacecraft or the Fourth Spacecraft, (a) Purchaser shall pay Contractor the applicable termination liability as set forth in Exhibit E-2, and (b) if and when Purchaser subsequently exercises the SBN Price Reduction Option

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         associated with the Third Spacecraft and/or the Fourth Spacecraft,
         Contractor shall refund to Purchaser the difference between the termination liability paid by Purchaser and US$[***] (if SBN Price Reduction Option is exercised with respect to either the Third Spacecraft or the Fourth Spacecraft, but not both) or US$[***] (if SBN Price Reduction Option is exercised with respect to both the Third Spacecraft and the Fourth Spacecraft).




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33.2              SBAS- RELATED OPTIONS

Purchaser may exercise any one or more of the options described in this Articles
33.2.1 through 33.2.5 (each, an "Option"). The exercise of any Option shall be effective upon delivery by Purchaser to Contractor of a written notice referencing such Option and stating that Purchaser is exercising that Option. Purchaser shall be solely responsible for all costs associated with any applicable taxes, duties, and customs that may be assessed. The validity of prices for each Option is identified under the description of each option. Purchaser and Contractor shall mutually agree upon new prices upon expiration of the validity period.

33.2.1   Option for Annually Renewable Warranty

         (a) Purchaser shall have the right to extend the Warranty Period applicable to the SBAS Operational Component, [***], for a period of [***] from the date of Preliminary Acceptance.

         (b) Purchaser must order this Option [***] in advance of the commencement date for the Extended Warranty Period (defined below).

         (c) If exercised, Contractor shall provide hardware and software warranty for the SBAS Operational Component for a period of [***] ("Extended Warranty Period"). Warranty services provided during the Extended Warranty Period shall be consistent with those provided during the Warranty Period.

         (d) The Extended Warranty Period shall commence immediately upon expiration of the previous [***].

         (e) This Option remains valid for a period of [***] from the date of Preliminary Acceptance.

         (f) Purchaser shall have the right to procure this Option at the price defined in Table 1.2 (item 1.0) of Exhibit E-1, SBAS Program Payment Plan. The price detailed in Table 1.2 shall be valid for [***] following Preliminary Acceptance.

         (g)      The payment schedule for this Option is as follows:

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                  o        [***]% to be paid upon commencement of the Extended
                           Warranty Period.

                  o [***] equal payments of [***]% at the end of each [***] interval during the Extended Warranty Period.

33.2.2   Operations and Maintenance for the U.S. Ground Station [Expired].
         -----------------------------------------------------------------

         (a) Contractor shall operate and maintain the US Ground Station (located in Las Vegas, Nevada) for the Initial Operations Period of [***]. The operations and maintenance team shall consist of four (4) personnel. Operations and maintenance shall be provided on a 24 x 7 basis for the following equipment:

                  [***]

                  [***]

                  [***]

                  [***]

                  [***]

         (b) This Option remains valid through [***]. If this Option is exercised, the Contractor shall extend the availability of this option for a period of [***] at a price to be mutually agreed.

         (c) The Customer shall have the right to procure this Option at the price defined in Table 1.2 (item 1.0) of Exhibit E-1, SBAS Program Payment Plan. The price defined in Table 1-2 remains valid until [***].

         (d)      The payment schedule for this Option is as follows:

                  o        20% upon order

                  o Eight (8) equal payments of 10% at the end of each three (3) month interval during the Initial Operations Period.

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33.2.3   Option for Two Additional Ground Stations for Second Satellite
         [Expired].

         (a) Contractor shall deliver one (1) additional SBAS Operational Component (with two (2) additional Ground Stations) to be located at Las Vegas, Nevada and Allan Park, Ontario ("Second SBAS Operational Component") and integrated with a second satellite. The Second SBAS Operational Component shall meet the same specifications as defined in Exhibit B-1, SBAS Performance Specification and Exhibit D-1, SBAS Test Plan.

         (b) Contractor shall be responsible for the design, development, fabrication, implementation, integration, delivery, performance verification, and testing of the Second SBAS Operational Component that includes the following:

                  [***]

                  [***]

                  [***]

                  [***]

                  [***]

                  [***]

         (c) Contractor shall be responsible for preparing the equipment for shipment, shipping costs, insurance and delivering equipment to the designated site.

         (d) The Second SBAS Operational Component shall be delivered and tested [***] months after receipt of order but no earlier than [***] months after the date of Preliminary Acceptance. Contractor shall deliver the Second SBAS Operational Component in accordance with the following schedule:

                  [***]

                  [***]

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                  [***]

                  [***]

                  [***]

                  [***]

         (e) It has been assumed that this new system will meet the same performance criteria as the first SBAS Operational Component. As such, Contractor has not priced for PDR, SRR and CDR design reviews; these will be replaced with one design review only. As the two (2) additional Ground Station configurations will be located at the same sites as the initial delivery, Contractor has not priced for additional training courses and IOT support. Warranty is not provided as part of this option and subject to separate procurement.

         (f) For any delay of Final Acceptance of the Second System that is due to the late availability of CFE, Article 6.4 shall apply.

         (g) Purchaser shall have the right to procure this Option at the price defined in Table 1.2 (item 3.0) of Exhibit E-1, SBAS Program Payment Plan. The price defined in Table 1-2 remains valid through [***].

         (h)      This Option remains valid through [***].

         (i) The payment terms shall be mutually agreed at the time this Option is exercised.

33.2.4   Software Realtime Graphic Tool

         (a) Contractor shall be responsible for the development and delivery of a "Software Real Time Graphic" module that displays statistics and trends of the SBAS beam forming entity in real-time on a Graphical User Interface (GUI). Data that will be displayed includes pointing corrections plus calibration measurements in the forward and return links. The display of this information will be refreshed periodically at the GUI.

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         (b)      Contractor shall deliver the tool to each of the Ground
                  Stations [***] after receipt of notice of Purchaser's exercise of this Option, but no earlier than the date of Preliminary Acceptance.

         (c)      This Option remains valid through [***].

         (d) Purchaser shall have the right to procure this Option at the price defined in Table 1.2 (item 4.0) of Exhibit E-1, SBAS Program Payment Plan. The price defined in Table 1-2 remains valid through [***] [Expired].




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         (e)      The payment schedule for this Option is as follows:

                  [***]

                  [***]

                  [***]

                  [***]



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                         ARTICLE 34 - SECURITY INTEREST

34.1              GRANT OF SECURITY INTEREST

As security for the performance by Contractor of the Secured Obligations the Contractor hereby grants to Purchaser, and pursuant to Section 364 of the Bankruptcy Code, Purchaser shall have, a valid, binding, enforceable and perfected first priority lien on and security interest in (collectively, the "Security Interest") all of Contractor's right, title and interest in, to and under the following property, whether now owned or hereafter acquired by Contractor and whether now existing or hereafter coming into existence (collectively, the "Collateral"):

         A.       all Raw Materials, Work-in-Process and Finished Goods; and

         B.       all proceeds (as defined in the UCC) of any of the foregoing.

Except as otherwise specifically provided herein, the Security Interest shall not be subordinate or pari passu with any other lien or security interest or right of setoff or recoupment, and no lien or security interest or right of setoff or recoupment shall be permitted which shall be senior to or pari passu with the Security Interest. The grant of the Security Interest pursuant to this
Article 34.1 is not in derogation of Purchaser's rights as owner of any Raw Materials, Work-in-Process and Finished Goods as to which title has passed to Purchaser, and remains in Purchaser, as provided in this Contract. This Security Interest shall automatically terminate upon Intentional Ignition (as defined in the Satellite Contract) or shall be released and extinguished pursuant to
Article 19.2, 21.1.2, 21.1.5 and 21.2.3. Notwithstanding the foregoing or any other provision of this Contract, no Security Interest shall apply to Collateral existing or hereafter coming into existence under the HNS Subcontract except as and to the extent Contractor acquires title to such Collateral under the HNS Subcontract.

34.2              RIGHT TO MAKE FILINGS

Should Purchaser, in its sole discretion (but not as a requirement hereunder), from time to time choose to file financing statements or other notices, instruments, agreement and documents or take other action to validate or perfect the Security Interest and in furtherance of the grant of the Security Interest pursuant to Article 34.1, Contractor shall, and does hereby irrevocably authorize on behalf of Contractor and as Contractor's attorney-in-fact to give, execute, deliver, file, record, obtain, and authorize all financing statements and any other notices, instruments, agreements and documents, and take such other action as reasonably requested by Purchaser, to (i) create, perfect,

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validate and preserve such Security Interest and the priority thereof and (ii)
enable Purchaser to exercise and enforce its rights hereunder with respect to such Security Interest (and all such documents and instruments shall be deemed to have been filed or recorded at the time and on the date of the entry of the Bankruptcy Order).

34.3              CORPORATE RECORDS

In furtherance of the grant of the Security Interest pursuant to Article 34.1, Contractor shall indicate in Contractor's corporate records the Security Interest that Purchaser has in the Collateral to the extent provided in this
Article 34.

34.4              PERFECTED SECURITY INTEREST

Contractor represents and warrants that the Security Interest granted to Purchaser constitutes a legal, valid and enforceable first priority security interest therein and upon the filing of UCC-1 financing statements in the office of the Secretary of State of Delaware will be a perfected security interest in those items that can be perfected by filing under the UCC subject to no other liens or security interests other than after-acquired Junior Liens (as defined below). Contractor acknowledges that Purchaser's execution and delivery of this Contract provides value to Contractor.

34.5              JUNIOR LIENS

Contractor shall not lend, rent, lease, transfer, pledge, grant a security interest in, or otherwise dispose of or encumber any portion of the Collateral or any right, title or interest therein except to Purchaser pursuant to this Contract and Contractor shall keep the Collateral free from any security interest, lien, encumbrance or claim. Notwithstanding the foregoing, Contractor shall be permitted to grant "silent" junior liens ("Junior Liens") on the Collateral to secure indebtedness of Contractor and its Affiliates from time to time, including without limitation reimbursement obligations in respect of letters of credit (collectively, "Permitted Debt"), provided that the terms of such Junior Liens shall be reasonably acceptable to Purchaser. Prior to granting any Junior Lien on the Collateral, Contractor shall provide written notice to Purchaser describing the circumstances of such Junior Lien (including without limitation the identity of the proposed holder of such Junior Lien and the nature of the Permitted Debt). Within ten (10) Business Days after receipt of such notice, Purchaser shall provide the terms for such Junior Lien that would be reasonably acceptable to Purchaser. Contractor agrees and acknowledges that such reasonable terms may prohibit the holder of such Junior Lien from seizing, foreclosing on, selling or otherwise disposing of the Collateral or exercising other rights as a secured party, and may include requirements that the holder of

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the Junior Lien hold in trust for Purchaser any amounts received in respect of the Collateral, so long as the Security Interest in favor of Purchaser remains in effect.

34.6              PERIODIC INVENTORY

Upon the reasonable request of Purchaser, Contractor shall provide Purchaser a written inventory describing the Raw Materials, Work-in-Process and Finished Goods as of the time of such request.

34.7              REMEDIES

Purchaser shall have and be entitled to exercise all the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where Purchaser asserts the rights and remedies), such additional rights and remedies as provided in this Contract, and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where Purchaser may assert its rights and remedies. Upon termination of this Contract pursuant to Article 21.1, or upon a termination by Contractor under Article 21.2.4 that is determined to have been wrongful, Purchaser shall have the right, subject to applicable export control restrictions and security regulations, to take possession of the Collateral or any part thereof upon ten (10) days notice to Contractor for the purpose of effecting a sale or other disposition of the Collateral. Notwithstanding any provision of this Contract to the contrary, Purchaser shall not be permitted to exercise any remedy as a secured party in respect of the Security Interest granted hereunder unless (i) Purchaser has terminated this Contract in whole pursuant to, and within the time limits provided in, Article 21.1 or (ii) Contractor has wrongfully terminated this Contract under Article 21.5, and in either case, Purchaser retains a Security Interest as provided in this Article 34 and Contractor has failed to perform its obligations in such circumstances pursuant to Article 21 within thirty (30) days after required to do so (with respect to Contractor, a "Termination Default").

34.8              DEFICIENCIES

If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Article 34.7 or otherwise are insufficient to cover the amounts due in clauses (i) and (ii) of the first sentence of Article 34.9, Contractor shall remain liable for any deficiency. Purchaser shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Article 34.7 conducted in a commercially reasonable manner and otherwise in compliance with the UCC and applicable export control

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restrictions. Contractor hereby waives any claims against Purchaser arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Purchaser accepts the first offer received and does not offer the Collateral to more than one offeree, so long as the sale was conducted in a commercially reasonable manner.

34.9              APPLICATION OF PROCEEDS

The proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant to Article 34.7 shall be applied in the following order:
(i) first, to the payment of the reasonable costs and expenses of such collection, sale or other realization; (ii) second, to the payment in full of the Secured Obligations, and (iii) third, to the payment to the Contractor, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

34.10             LIMITED POWER OF ATTORNEY

Without limiting any rights or powers granted by this Article 34 to Purchaser while no Termination Default has occurred and is continuing, upon the occurrence and during the continuance of any Termination Default, Purchaser is hereby appointed the attorney in fact of Contractor for the purpose of carrying out the provisions of this Security Interest and taking any action and executing any instruments that Purchaser may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney in fact is irrevocable and coupled with an interest.

34.11             CONTRACTOR COOPERATION

Contractor agrees that, from time to time upon the written request of the Purchaser, Contractor will execute and deliver such further documents and do such other acts and things as Purchaser may reasonably request in order fully to effect the purposes of this Article 34.

34.12             INTELLECTUAL PROPERTY RIGHTS

In connection with the exercise by Purchaser of its rights as a secured party hereunder, Contractor hereby grants to Purchaser, to any person acquiring rights in the Collateral as the result of the sale, collection or other realization of or upon the Collateral, and to any successor owner of the Collateral, the Intellectual Property rights and rights in data specified in Article 31, which rights shall survive any termination of this Contract.


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34.13             SURVIVAL OF SECURITY INTEREST

The Secured Obligations of Contractor and the rights, claims and priorities of Purchaser granted herein shall continue beyond and remain unimpaired and unaffected by any termination of this Contract.



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         IN WITNESS WHEREOF, the Parties have executed this Contract by their duly authorized officers as of the date set forth in the Preamble.


 Space Systems/Loral, Inc.                  TerreStar Networks Inc.
 By:     /s John Celli                      By:     /s Neil Hazard
        ----------------------------               -------------------------
 Name:   John Celli                         Name:   Neil Hazard
        ----------------------------               ----------------------------
 Title:  President, COO                     Title:  Chief Financial Officer
        ----------------------------               ----------------------------



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                                  ATTACHMENT A
                                 FORM OF INVOICE


[Date]
 TerreStar Networks Inc.
 12010 Sunset Hills Road
 Reston, VA 20190

Attention:_____

RE: Terms and Conditions of the TerreStar Space Based Network Purchase Contract, dated as of __________ (as amended, supplemented or modified from time to time, the "TerreStar Purchase Contract"), between TERRESTAR NETWORKS INC, ("PURCHASER" OR "TERRESTAR") and SPACE SYSTEMS/LORAL, INC. ("CONTRACTOR")

Ladies and Gentlemen:

This Invoice is delivered to TerreStar pursuant to Article 5 of the TerreStar Purchase Contract and constitutes Contractor's request for payment in the amount of $__________ for Milestone Payment No.__________ /Time Payment No.__________.

Very truly yours,

SPACE SYSTEMS/LORAL, INC.

By: _________________________________________________

Title: ______________________________________________



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                             ANNEX I TO ATTACHMENT A
                         FORM OF CONTRACTOR CERTIFICATE

Reference:   Milestone Payment No. __________/Time Payment No.___________.

[Date]
 TerreStar Networks Inc.
 12010 Sunset Hills Road
 Reston, VA 20190

Attention:        Treasurer

RE: Terms and Conditions of the TerreStar Space Based Network Purchase Contract, dated as of __________ between TERRESTAR NETWORKS INC. ("PURCHASER" OR "TERRESTAR") and SPACE SYSTEMS/LORAL, INC. ("CONTRACTOR") (as amended, supplemented or modified from time to time, the "TerreStar Purchase Contract")

Ladies and Gentlemen:

This Certificate is delivered to you pursuant to Article 5 of the Terms and Conditions of the TerreStar Purchase Contract. Each capitalized term used herein and not otherwise defined shall have the meaning assigned thereto in the Terms and Conditions of the TerreStar Purchase Contract.

We hereby certify, after due inquiry, that, as of the date hereof:

         1. The TerreStar Purchase Contract is in full force and effect and except as set forth in Schedule I hereto.

         2. Except as set forth in Schedule I hereto, we are not aware of any event that has occurred or failed to occur which occurrence or non-occurrence, as the case may be, could reasonably be expected to cause the date of Delivery of any Deliverable Item under the TerreStar Purchase Contract to occur later than the Delivery date therefor.

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         3.       Except as set forth in Schedule I hereto, no event or
                  condition is known to exist that permits or requires us to cancel, suspend, or terminate our performance under the TerreStar Purchase Contract or that could excuse us from liability for non-performance thereunder.

         4. Except with respect to amounts that are the subject of a Dispute or are overdue (such overdue amounts and such disputed amounts being described in reasonable detail in Schedule II hereto), all amounts due and owing to us have been paid in full through the date of the immediately preceding Contractor Certificate and are not overdue.

         5.       a.       The amount contained in the Invoice delivered to you
                           concurrently herewith in accordance with the terms of
                           Article 5 of the Terms and Conditions of the TerreStar Purchase Contract represents monies owed to us in respect of Milestone Payment No. /Time Payment
                           No. .

                  b. The amount referred to in paragraph (a) above was computed in accordance with the terms of the TerreStar Purchase Contract.

                  c. The Milestone to which Milestone Payment No. relates has been completed in accordance with the TerreStar Purchase Contract (this only applies to invoices for Milestone payments).

Very truly yours,

SPACE SYSTEMS/LORAL, INC.

By: _________________________________________________

Title: ______________________________________________


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                                  SCHEDULE I TO
                             ANNEX I TO ATTACHMENT A

List of Exceptions:

Amendments to TerreStar Purchase Contract:

Exceptions Affecting Final Acceptance Date:

Exceptions Affecting Contractor's Performance:





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                                  ATTACHMENT B

KEY PERSONNEL


         --------------------------------------------------------
              Key Personnel Position            Individual
         --------------------------------------------------------
                       [***]                       [***]
         --------------------------------------------------------
                       [***]                       [***]
         --------------------------------------------------------
                       [***]                       [***]
         --------------------------------------------------------

         --------------------------------------------------------

         --------------------------------------------------------

         --------------------------------------------------------





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


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                                  Exhibit A-1


                          SBAS Statement of Work (SOW)


                          Revision 3.1            December 1, 2006


Space Systems/Loral
3825 Fabian Way
Palo Alto, California  94303        _____________________________________


TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road
6th Floor
Reston, Virginia  20190             _____________________________________









                                                                    Revision 3.1
                                                                        12/01/06
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                                                                            1/27

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--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.
--------------------------------------------------------------------------------
The data/information contained herein has been reviewed and approved for release by Space Systems/Loral Export Administration on the basis that this document contains no export-controlled information.
--------------------------------------------------------------------------------









                                                                    Revision 3.1
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1.0 Introduction

The TerreStar Satellite Access Network (SAN) is a component of the overall TerreStar Hybrid Network. To this end, a contract for the procurement of the TerreStar Satellite has already been signed with Contractor for delivery and launch during the fourth quarter of 2007.

The TerreStar Satellite relies on the availability and functions of a Satellite Beam Access Subsystem (SBAS) Operational Component that effectively complement the Satellite payload by using a Ground Based beam Former (GBBF) for the formation and placement of the [***] S-band user spot beams over the Satellite's coverage area of Canada, the 50 U.S. States, Puerto Rico, and US Virgin Island (the "Coverage Area").

 This SOW addresses the deliverables for the SBAS. Other entities making up the Satellite Access Network (SAN) will be procured separately. Figure 1-1 below depicts the planned deployment topology of the SAN as part of the TerreStar Hybrid Network.


                                      [***]

                Figure 1-1: TerreStar Hybrid Network Architecture








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                         restriction on the title page.

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2.0 Scope

This Statement Of Work (SOW) document defines and details the SBAS-associated work to be performed by Contractor in full compliance with the other documents under this Contract. The SBAS works in conjunction with the TerreStar Satellite, and consequently, Contractor shall ensure interface compatibility.

3.0 Applicable Documents

o    Contract Terms and Conditions
o Satellite Beam Access Subsystem, Functional and Performance Requirements Specifications (SRS) - Functional and Performance Specification, Exhibit B-1
o    Satellite Beam Access Subsystem, Program Test Plan, Exhibit D-1
o    Pricing, Payment Schedule and Options, Exhibit E-1

4.0 SOW Deliverables

Contractor shall deliver to Purchaser all SBAS deliverables as listed in Table 4-1 in accordance with the Contract and as described more fully in the subsequent sections of this SOW document.

                         Table 4-1: SBAS SOW Deliverable Items
==================================================================================================================
 SOW ITEM #                      DESCRIPTION                          QTY     DELIVERY DATE      REMARKS
------------------------------------------------------------------------------------------------------------------
1.             SBAS Operational Component                             Lot                        Sec. 4.1
------------------------------------------------------------------------------------------------------------------
1.1                Ground Stations                                     2      [***]              Sec 4.1.1
------------------------------------------------------------------------------------------------------------------
1.1.1              GBBF Entity                                         2      [***]              Sec. 4.1.1.1
------------------------------------------------------------------------------------------------------------------
1.1.2              FES Entity                                          2      [***]              Sec. 4.1.1.2
------------------------------------------------------------------------------------------------------------------
1.1.3              CMS Entity                                          2      [***]              Sec. 4.1.1.3
------------------------------------------------------------------------------------------------------------------
1.2             Associated Ground Equipment                           Lot     [***]              Sec 4.1.2
------------------------------------------------------------------------------------------------------------------
1.2.1              CES Entity                                        [***]    [***]              Sec. 4.1.2.1
------------------------------------------------------------------------------------------------------------------
1.2.2              Terrestrial Transmission Facilities for            Lot     [***]              Sec. 4.2.2.2
                   CES
------------------------------------------------------------------------------------------------------------------
1.3             System Software and Licenses                          Lot     [***]              Sec. 4.1.3
------------------------------------------------------------------------------------------------------------------
2              SBAS Test Deliverables                                 Lot     [***]              Sec. 4.2
------------------------------------------------------------------------------------------------------------------
2.1             Satellite Simulator                                    1      [***]              Sec. 4.2.1
------------------------------------------------------------------------------------------------------------------
2.2             GBBF Emulator for Satellite Factory Tests              1      [***]              Sec. 4.2.2
                Note: GBBF Emulator uses deliverable SBAS
                equipment.
------------------------------------------------------------------------------------------------------------------
2.3             S-BSS Emulator                                         1      [***]              Sec. 4.2.3
------------------------------------------------------------------------------------------------------------------
2.4             Test Tools                                             1      [***]              Sec. 4.3
------------------------------------------------------------------------------------------------------------------
3              Spare Parts                                            Lot     [***]              Sec. 4.3
==================================================================================================================








                                                                    Revision 3.1
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    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.



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

==================================================================================================================
 SOW ITEM #                      DESCRIPTION                          QTY     DELIVERY DATE      REMARKS
==================================================================================================================
4              Deliverable Services                                   Lot                        Sec. 4.4
------------------------------------------------------------------------------------------------------------------
4.1             System Operation Training                             Lot        [***]           Sec 4.4.1
------------------------------------------------------------------------------------------------------------------
4.2             Satellite Factory Test Support                        Lot        [***]           Sec. 4.4.2
------------------------------------------------------------------------------------------------------------------
4.3             Operations Support                                    Lot        [***]           Sec. 4.4.3
------------------------------------------------------------------------------------------------------------------
4.4             Ground Stations and CES Operational Site              Lot        [***]           Sec. 4.4.4
                Facilities
------------------------------------------------------------------------------------------------------------------
4.5             Permits                                               Lot        [***]           Sec. 4.4.5
------------------------------------------------------------------------------------------------------------------
4.6             Other Services                                        Lot        [***]           Sec. 4.4.6
------------------------------------------------------------------------------------------------------------------
5              Deliverable Data                                       Lot                        Sec. 4.5
------------------------------------------------------------------------------------------------------------------
5.1             Program and Management Documentation                  Lot                Per CDRL Table 8-1
------------------------------------------------------------------------------------------------------------------
5.2             System Design Documentation                           Lot                Per CDRL Table 8-2
------------------------------------------------------------------------------------------------------------------
5.3             System Development and Fabrication Docs               Lot                Per CDRL Table 8-3
------------------------------------------------------------------------------------------------------------------
5.4             System Operations and Maintenance and                 Lot                Per CDRL Table 8-4
                Training Documentation
==================================================================================================================

The world "Entity" in Table 4-1 refers to a deliverable item or group of items intended for a specific function.

4.1 The SBAS Operational Component

Contractor shall design, develop, manufacture, transport, install, configure, and test an SBAS Operational Component consisting of two (2) fully operational Ground Stations, each comprising of a Ground-Based-Beam Forming (GBBF) entity, Feeder link Earth Station (FES) entity and a Control and Management System
(CMS), as described in Section 4.1.1 of this SOW.
The SBAS Operational Component shall also include Associated Ground Equipment as described in Section 4.1.2 of this SOW and System Software and Licenses, as required to operate the SBAS Operational Component and as detailed in Section
4.1.3 of this SOW.

The SBAS Operational Component shall be in full compliance with the details provided in the Functional and Performance Requirements Specifications of Exhibit B-1.

4.1.1    SBAS Ground Stations

Each Ground Station shall include three main elements as detailed in the following sections:
o    GBBF
o    FES
o    CMS








                                                                    Revision 3.1
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    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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4.1.1.1  GBBF

The GBBF entity at each Ground Station shall support beam forming according to the requirements of Exhibit B-1, SBAS Functional and Performance Requirements Specifications.





4.1.1.2  FES

The FES entity for each Ground Station shall be designed and configured for simultaneous transmission of both communications and satellite Tracking, Telemetry and Commands (TT&C) traffic. The two FESs will function as the primary and backup TT&C stations for normal in-orbit operations of TerreStar-1. The TT&C shall commence operations after orbit raising.

In addition, the two FES entities will be used as the payload test earth stations during the Satellite In-Orbit Test (IOT). A set of precision coupling ports shall be provided along the RF transmit and receive paths for signal injections and power measurements. The exact location for this IOT coupling ports, as well as the desired coupling coefficients, will be defined by Purchaser no later than CDR.

4.1.1.3  CMS

The CMS shall be provided as a centralized, standalone system complete with the required processing software, database, computer system, operating console and displays.

The interface definition between NOMC and CMS, payload data format and ephemeris data format shall be proposed by Contractor and approved by Purchaser by PDR.


4.1.2    SBAS Associated Ground Equipment

The SBAS Associated Ground Equipment shall include elements that are shared between the two Ground Stations included in the SBAS Operational Component, as detailed in the following sections:
o    CES
o    TTF

4.1.2.1  Calibration Earth Stations
It is anticipated that proper GBBF operations in the SBAS Operational Component shall require the deployment of a network of Calibration Earth Stations (CES) throughout the Satellite Coverage Area, shared by the two Ground Stations. Contractor shall deliver [***] but agrees to deliver a maximum of [***] if by Final Acceptance (FA), analysis determines additional CES entities are required.








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    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.


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4.1.2.2  Terrestrial Transmission Facilities for CES

All Calibration Earth Stations (CES) throughout the Satellite Coverage Area shall be connected to the GBBF entity at the two Ground Stations of the SBAS through a collection of Terrestrial Transmission Facilities (TTF).

Contractor shall design, develop, provide, transport, assemble, configure, install and test all TTF, including the design, development, provision, installation and integration of the communications network between and among the SBAS Components and the CESs. Contractor shall negotiate all long-haul interconnection circuit leases and service agreements required between Components of the SBAS on behalf of Purchaser in accordance with Section 9.2 hereof. Purchaser shall be party to and liable under such agreements (not Contractor) and pay any such third party service provider directly for such leases and communication services. For the avoidance of doubt, notwithstanding Contractor's obligation to negotiate the aforementioned agreements on behalf of Purchaser, it is understood and agreed that all long-haul interconnection circuit leases and service agreements required between Components of the SBAS including, but not limited to, the execution, operation and maintenance of the applicable leases, shall be considered as Purchaser-Furnished Items as that term is defined in Article 6 of the Contract. Contractor is responsible for providing, as a Deliverable Item, all customer-premises equipment ("CPE") that is not supplied by the long-haul interconnection circuit service provider and for maintaining such CPE during the Initial Operations Period.

4.1.3    System Software Maintenance and License

Contractor shall procure or provide in Purchaser's name, full maintenance and licensing agreements covering the entire collection of software modules. This includes licenses to all foreground software, embedded or otherwise, developed by Contractor or its subcontractors or purchased from third party suppliers (to the extent possible), used in the implementation of the System.

All third party supplied software licenses shall be in the most current version supported at the time of three months prior to Preliminary Acceptance (PA).

These provisions also apply to the optional SBAS operational support during the initial and extended operations periods.

4.2 SBAS Test Deliverables

The test tools for the SBAS include some dedicated simulators and emulators plus generic test tools required for proper day to day operations of the SBAS. Contractor shall design, develop and test SBAS Test Deliverables including:
o    Satellite Simulator
o    GBBF Emulator
o    S-BSS Emulator
o    Test Tools








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    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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4.2.1    Satellite Simulator

In support of performance testing of the GBBF, Contractor shall develop test equipment referred to as the Satellite Simulator as described in the document, SBAS Program Test Plan, Exhibit D-1.

4.2.2    GBBF Emulator for Satellite Factory Tests

In support of the satellite factory tests in areas of beam forming functionality, Contractor shall develop test equipment referred to as the GBBF Emulator as described below. The GBBF Emulator shall use deliverable hardware components that will become one of the Ground Station GBBF configurations. It is understood that these GBBF hardware components will be delivered to the site and be included into the GBBF configuration as soon as the GBBF Emulator is no longer required.

The GBBF Emulator is used to test the Satellite before launch. Owing to the difficulty of reproducing all the GBBF test conditions with an in situ satellite, the tests performed will be a limited subset of the GBBF tests described in Exhibit D-1, SBAS Program Test Plan. As a part of the system design phase, Contractor shall propose a test plan for the GBBF Emulator. While the details of the test plan are Contractor's responsibility to propose, the test plan must, as a minimum, accomplish the following objectives:

     - Create plots of the forward and return patterns formed by the Satellite and the GBBF together, when the GBBF is commanded to form a beam in a given direction
     - There is no need to test the calibration function of the GBBF in these tests [these will be tested in the GBBF tests with the Satellite Simulator (SS) and the S-BSS Emulator].

During the system design phase, Contractor shall determine the functions and interfaces of the GBBF Emulator.

The GBBF Emulator is expected to use deliverable equipment to be installed at the second Ground Station. For this reason, after conclusion of the compatibility tests with the Satellite, Contractor may ship the components of the GBBF Emulator to the second Ground Station for installation, test, and acceptance. Contractor shall provide Purchaser with reasonable prior written notice of its need to ship to the second Ground Station in order to comply with the schedule requirements of this Contract. Contractor shall not have any liability or suffer any penalties for schedule delays caused by Purchaser's directions to delay the shipment of the components of the GBBF Emulator beyond the need date so notified to Purchaser; provided that the primary reason for giving the direction to delay shipment is not due to the actions or inactions of Contractor, and provided further that the need date is at least 21 days after the date the GBBF Emulator is delivered to, and made available at, the location specified for Satellite compatibility testing.

4.2.3    S-BSS Emulator

In support of performance testing of the GBBF, Contractor shall develop test equipment referred to as the Satellite Simulator as described in Exhibit D-1, SBAS Program Test Plan.








                                                                    Revision 3.1
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    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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4.2.4    Test Tools

Contractor shall provide a list of recommended test tools required for daily operations and maintenance of the SBAS by CDR.

4.3 Spare Parts

By CDR, Contractor shall provide a list of recommended Spare Parts required for daily operations and maintenance of the SBAS, including a list of all mission-critical replacement level parts, and a plan for maintaining the Spare Parts. Such plan shall take into account delivery times for limited source and long-lead items. During the Initial Operations Period, Contractor shall maintain and replenish a Spare Parts inventory in accordance with such plan. At the end of the Initial Operations Period, the Spare Parts inventory shall be fully-replenished by Contractor.

A list of maintenance service contracts for part or all of the SBAS for warranty operations shall be provided at the beginning of the Warranty Period. After the Warranty Period, Contractor shall guarantee that Spare Parts are available for purchase for a period of five (5) years. Purchaser shall be given notice for last time buy with six (6) months notice. Spare Parts will be delivered to the Ground Station sites or to a central location identified by Contractor or Purchaser for Spares Parts common to both Ground Stations.

4.4 Deliverable Services and Data

Contractor shall provide services and submit a complete set of data capturing the outputs of the system design phase as detailed in Section 8, the Contract Data Requirements List (CDRL).

4.4.1    System Operations Training

The System Operations Training shall be based on the training documentation described in Section 4.5 of this SOW. Training shall be conducted for a team of maximum ten (10) people at the HNS facilities. The training shall be conducted in two parts. The first part shall consist of the FES training at one of the sites (USA site TBC at PDR). The second part shall consist of the GBBF/CMS/CES training at one of the sites (USA site TBC at PDR). Both training parts shall be completed after site installation and before acceptance of the FES and GBBF/CMS/CES.

4.4.2    Satellite Factory Test Support

Contractor shall provide system-level technical support in utilizing the GBBF Emulator to test the Satellite at the Satellite test facilities in Palo Alto, CA.

4.4.3    SBAS Operational Support

As an option, Contractor shall provide SBAS operational support as per Article
33.2 of the Contract.








                                                                    Revision 3.1
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    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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4.4.4    Ground Stations and CES Operational Site Facilities

Contractor shall survey the Satellite Ground Station Operational Sites at Allan Park (Ontario) and Las Vegas (Nevada), provide by CDR a detailed schedule of, and complete execution by [***] of all civil works, including buildings/shelters, antenna pads, physical security, fencing and all electro-mechanical works, primary electrical power, air conditioning, ventilation TTF interface, etc. required to support the full operations of each SBAS site throughout its operational life, and consistent with the performance availability requirements of the Exhibit B-1, SBAS Functional and Performance Requirements Specifications.

The CES locations (up to [***]) shall be identified by Contractor and approved by Purchaser, all in accordance with Section 9.2. Thereafter, Contractor, shall negotiate the necessary arrangements for the CES sites including lease/rental agreements for site usage, civil works, site improvements, utilities, TTF hook-up, in accordance with Section 9.2 hereof and Contractor shall provide O&M of the CES entities during the Warranty Period. With respect to the CES sites, Contractor shall not be responsible for any civil works, including build-out, shelters, antenna pads, physical security, fencing, electro-mechanical works, primary electrical power, air conditioning, and ventilation. For the avoidance of doubt, notwithstanding Contractor's obligation to negotiate the necessary arrangements for the CES sites including lease/rental agreements for site usage, civil works, site improvements, utilities, and TTF hook-up on behalf of Purchaser, it is understood and agreed that all such items including, but not limited to, the execution, operation and maintenance of the applicable leases and any civil works that may be required shall be considered as Purchaser-Furnished Items as that term is defined in Article 6 of the Contract.

Contractor shall also obtain, on Purchaser's behalf, all rights and real property leases necessary to build, operate and maintain the SBAS in accordance with the applicable Performance Specifications, except for leases for the real property upon which the two (2) Ground Stations will be located. Contractor shall negotiate all such rights and leases on behalf of Purchaser in accordance with Section 9.2 hereof, with all such agreements being subject to Purchaser's review and approval. Purchaser shall be party to and liable under such agreements (not Contractor) and shall pay any such third party lessors directly. For the avoidance of doubt, notwithstanding Contractor's obligation to negotiate aforementioned rights and leases on behalf of Purchaser, it is understood and agreed that all such items including, but not limited to, the execution, operation and maintenance of the applicable leases shall be considered as Purchaser-Furnished Items as that term is defined in Article 6 of the Contract.

4.4.5    Permits

Contractor shall identify, procure and maintain all applicable federal, state, county, local and foreign licenses, approvals, inspections, permits and certificates (collectively "Permits") necessary to perform its obligations under the Contract, including all export and import Permits and all Permits related to the installation of the SBAS. Purchaser will provide Contractor and HNS with reasonable assistance in procuring and maintaining such Permits.









                                                                    Revision 3.1
                                                                        12/01/06
                                                                           10/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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4.4.6    Other Services

Contractor shall provide any services not specifically described in this Statement of Work, but that are required or appropriate for the proper performance and provision of such Deliverable Services and Deliverable Items.

4.5 Deliverable Data

The documents to be delivered shall be divided into four separate categories as defined in Section 8:

     a. Program and Management Documentation, as detailed in Table 8-1 of this SOW
     b.   System Design Documentation, as detailed in Table 8-2 of this SOW
     c. System Development and Fabrication Documentation, as detailed in Table 8-3 of this SOW
     d. System Operations and Training Documentation, as detailed in Table 8-4 of this SOW. Contractor shall deliver a plan containing comprehensive training for operation and maintenance of the SBAS System. The training plan shall include training methods, training content outline and schedules.

5.0 Program Milestone Schedule

Contractor shall deliver all items of Table 4-1 in accordance with the Program Milestone Schedule of Section 2.0 of Exhibit E-1, SBAS Payment Plan.

6.0 Program Operations and Management

6.1 General Program Office Tasks

Contractor shall perform Program Management tasks including but not limited to the following:

1. Manage the technical development and delivery of the System in accordance with the Contract.

2. Manage and coordinate the technical development activities of major third party suppliers and subcontractors, and their subcontractors, who provide services and equipment to Contractor as subcontractors, to assure full compliance with system functional and performance specifications.

3. Report on the progress of key activities such as development status, schedule and risk mitigation. Such reporting shall include regular reports in accordance with the Program Management Plan and special reports that address critical issues and the early identification of potential problems as they occur.

4. Define, develop and present for Purchaser concurrence, corrective action plans for major issues that may threaten business objectives, schedule or technical performance of the System. These corrective action plans shall be implemented in a timely manner.








                                                                    Revision 3.1
                                                                        12/01/06
                                                                           11/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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5.   Schedule, conduct and manage system design and Program progress reviews on a regular basis and as required to address critical issues.

6. Produce, evaluate, approve, and submit to Purchaser, deliverable data items for the System in timely manner in accordance with the CDRL.

6.2 Program Management Plan

Contractor shall establish a Program Management Office and appoint a Program Manager who shall be the central point of interface with Purchaser. The Program Manager shall be responsible for the performance of this Agreement including planning, coordinating, and directing key Program activities, including those provided for by direct third party sub-contractors.

Contractor shall prepare, implement, and maintain a Program Management Plan defining the management approach for developing, designing, producing, validating, deploying, and maintaining the System. Schedule and critical paths (risk and risk mitigation) are key components of this Plan.

Contractor shall identify the major subcontracts anticipated for this procurement. The Contract Management Plan shall be included in the Program Management Plan.

6.3 Program Master Schedule

Contractor shall create, maintain and track a Program Master Schedule which identifies the key hardware and software design and development activities, plus the key Program milestones and Deliverable Items as defined in Tables 4-1 and 5-1 of this SOW.

6.4 Program Risk Mitigation Plan

Contractor shall prepare and submit to Purchaser a Program Risk Mitigation Plan that will show in sufficient detail the processes that will be followed by the Program Office and all teams on Contractor's side in order to minimize and eliminate any and all risks in relation to the design, fabrication, IT&V, operational integrity and performance of the System.

6.5 Configuration and Data Management Plan

Contractor shall establish, implement and maintain Configuration and Data Management plans for the System defining the approach for identifying and documenting the functional and physical characteristics of the System, controlling changes to those characteristics, and recording and reporting change processing and implementation status. This plan also defines uniform, effective management methods for all Program information.









                                                                    Revision 3.1
                                                                        12/01/06
                                                                           12/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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6.6 Product Assurance Plan

Contractor shall conduct a Product Assurance Program in accordance with the Product Assurance Plan (CDRL Table 8-1) delivered at SRR to ensure that quality is built into all phases of the system design, fabrication, integration, test and verification processes.

6.7 Change Control Process

Contractor shall establish appropriate internal change control boards (CCBs) to review and approve all proposals that result in any change in system specifications as work progresses. All such proposals shall be submitted to Purchaser for final approval, before implementation.

6.8 Program Progress Reviews

Contractor Program Office shall hold internal regular, monthly Program Progress Review meetings to report Program status on technical development, progress, performance, schedule and risks, including the Major Subcontracts, from all participating teams. Assessment of risk elements, issues and plans for corrective action shall be emphasized. A summary of all such reviews shall be presented to Purchaser during quarterly Program Progress Reviews in terms of accomplishments, upcoming activities, issues and concerns, and Program Master Schedule status. Action items resulting from the reviews shall be tracked by Contractor for resolution.

6.9 System Design Reviews

Contractor shall conduct a Kick Off Review (KOR), a System Requirements Review
(SRR), a Preliminary Design Review (PDR), and a Critical Design Review (CDR) for the System and each of its GBBF (including CES) and FES entities.

A comprehensive design review data package shall be submitted to Purchaser at least two weeks prior to each design review. The system level packages shall include functional block diagrams, operational threads, and operations interfaces in addition to information and analysis normally provided as a part of design review packages.

6.9.1    Kick-Off Review (KOR)

The KOR shall be conducted to evaluate Contractor's overall preparation for the Program and present the Program Management Plan and other programmatic plans. KOR material will be delivered to Purchaser at the KOR and shall be reviewed interactively with Purchaser and HNS representatives. The meeting shall be held at the HNS premises in Maryland. The KOR shall be conducted over a period of one
(1) day. Action items shall be logged and managed by the program manager.

6.9.2    System Requirements Review (SRR)

The SRR shall be conducted to evaluate Contractor's overall understanding of the SRS requirements and present their design approach in terms of satisfying performance requirements and their flow-down and allocation from the System to entity levels. The SRR shall not include the results of the adaptive nulling study. The SRR shall also provide a preliminary review of the external and








                                                                    Revision 3.1
                                                                        12/01/06
                                                                           13/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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internal functional interfaces. The meeting shall be held at the HNS premises in
Maryland. The SRR shall be conducted over a period of two (2) days. Action items shall be logged and managed by the program manager.

6.9.3    Preliminary Design Review (PDR)

The PDR shall present, which may be at a preliminary level, the system design approaches to be investigated and the system simulation approach.

The PDR shall build on the SRR and show the overall design approach, design configuration and concepts, predicted/measured results of the designs, more detailed flow-down and allocation of requirements at the subsystem and unit levels, including the identification of risks and risk mitigation plans. It shall also include the results of the adaptive nulling study. These results will be used to mutually define the requirements for adaptive nulling, two (2) weeks after PDR. A review of the System development, fabrication, deployment, integration, test and verification plans shall also be presented. All CDRLs scheduled for completion by PDR shall also have been delivered by this time. The meeting shall be held at the HNS premises in Maryland. The PDR shall be conducted over a period of three (3) days. Action items shall be logged and managed by the program manager.

6.9.4    Critical Design Review (CDR)

The CDR shall be performed at the end of the system design phase and present its results, including the system architecture definition and the system simulation results.

The CDR shall build on the PDR works and demonstrate how the detailed design of each unit/subsystem/entity meets all performance requirements, leading to compliance with the SRS. All performance predictions shall be based upon engineering analysis and measured data. The System or subsystem hardware and software shall be reviewed in detail. Plans for producing, testing, integrating, and deploying the System or subsystems shall be reviewed. The CDR shall provide a thorough review of new designs and any modified existing designs used by Contractor in prior works. An update of the System development, fabrication, deployment, integration, test and verification plans shall also be presented. All CDRLs scheduled for completion by CDR shall also have been delivered by this time. The meeting shall be held at the HNS premises in Maryland. The CDR shall be conducted over a period of three (3) days. Action items shall be logged and managed by the program manager.

6.9.5    Integrated System Architecture Reviews

Contractor shall support periodic Integrated System Architectural Reviews to ensure compatibility of the SBAS design with the on going parallel TerreStar Satellite Program. These reviews, to be held at mutually agreed upon locations, shall include representatives of Contractor, HNS, and Purchaser and will focus on developing the necessary interface controls to ensure the compatibility of the SBAS with the Satellite for on-ground and in-orbit testing and for final on-orbit operations. The number of reviews to be held at Purchaser facilities shall be 5 or less.








                                                                    Revision 3.1
                                                                        12/01/06
                                                                           14/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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6.10 Design Review Reports

At the completion of daily reviews of SRR, PDR, and CDR, action item data sheets submitted by the reviewers shall be collected and summarized and reviewed by Contractor and Purchaser representatives for disposition. The data sheets, along with closure reports when completed, shall be submitted to Purchaser in a design review report. Purchaser's approval or concurrence of the report shall constitute successful completion of each design review. The review action items will be tracked to closure through the on-going Program Management process.

6.11 System Design Documentation

Contractor shall maintain all "as-built" System hardware and software documentation. This documentation shall include test data records, released drawings, schematics, checklists, etc., necessary to support the System. This documentation shall be prepared, maintained in current status as applicable. This design documentation shall be made available within a reasonable time to Purchaser upon request. The system documentation shall be stored for at least the respective lifetime of each Deliverable Item.

6.12 System Development and Fabrication Plan

Contractor shall develop and submit to Purchaser a System Development and Fabrication Plan that will show in sufficient detail the technological approaches, schedule, and major activities related to the development and fabrication of the software and hardware components of the System entities. The Plan shall show the key participating organizations and teams from within Contractor, and other third party sub-contractors, with their role and responsibilities clearly identified. The Plan shall also identify and summarize prior works performed by Contractor and their sub-contractors which may be of a similar nature from a technological complexity and composition point of view. A risk assessment and mitigation plan associated with the chosen technological approach shall also be included.

6.13 System Deployment & Installation Plan

Contractor shall develop and submit to Purchaser a System Deployment and Installation Plan that will show in sufficient detail the schedule and major activities related to the deployment and installation of the System entities at the Operational Sites. The Plan shall show the key participating teams from within Contractor, and other third party sub-contractors, with their role and responsibilities clearly identified.

6.14 Consent-to-Ship Review

Upon completion of the factory test programs for each SBAS entity, as defined in the respective Acceptance Verification Plan, Contractor shall hold a Consent-to-Ship meeting prior to shipment of the equipment to the Operational Site. The purpose of the meeting is to review the System/entity status including configuration, test liens, CDRL delivery status, anomaly review, corrective actions, and product assurance status.








                                                                    Revision 3.1
                                                                        12/01/06
                                                                           15/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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6.15 System Deployment Reviews

Contractor shall conduct reviews of the System deployment progress starting with the review of the preliminary deployment plan at CDR. The baseline deployment plan shall be reviewed six months before start of deployment, and then followed by regularly scheduled reviews.

The purpose of the reviews is to help ensure that the deployment of the System is on schedule and that the deployed System will satisfy the Contract, and meet the business operational objectives.

6.16 Operations and Maintenance Plan

Contractor shall provide an Operations and Maintenance Plan for each System entity. The Operations and Maintenance Plan shall include but not be limited to hardware, software, and facilities, and shall catalog the operating and maintenance procedures, and briefly describe operations personnel and facilities requirements for the System.

6.17 Access to Information

Purchaser shall have reasonable access to all information associated with the Program. Implementation of such access may be through meetings, design review material, technical documents or other appropriate channels.

6.18 Coordination with TerreStar Hybrid Network

As part of the Services, Contractor agrees to direct HNS (i) to coordinate and cooperate, in good faith, with other members of the TerreStar Hybrid Network, including agents, consultants, subcontractors, and third party suppliers to accomplish the portion of the HNS Subcontracted Work; and (ii) to support the development and implementation of a fully functional TerreStar Hybrid Network, subject in all cases to applicable legal and contractual restrictions. If at any time Contractor becomes aware from HNS of any material information concerning the TerreStar Hybrid Network that differs from that provided to HNS, Contractor shall promptly notify Purchaser in writing of such differences.


7.0 System Integration, Test and Verification

Contractor shall verify that each SBAS entity satisfies its requirements through a series of tests and/or verification methods at the subsystem, end-to-end, and the SAN level. System requirements verification shall be performed as defined below.

7.1 Verification Plans

Verification Plans will include the overall verification approach, the overall test philosophy, the test flow showing each major test phase, and for each test phase a top-level description and set of test objectives. Contractor shall develop a Verification Plan (VP) for the System and each of its GBBF, CMS, CES and FES entities. Contractor shall ensure consistency between the SBAS Operational Component and entity Verification Plans.







                                                                    Revision 3.1
                                                                        12/01/06
                                                                           16/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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7.2 Compliance Matrices

For the SBAS Operational Component and each entity, Contractor shall use the appropriate Verification Plan to generate a Compliance Matrix, cross referenced to the appropriate requirements document.

Each Compliance Matrix shall demonstrate how each requirement will be satisfied, e.g., by inspection, analysis, demonstration, test, or a combination of these as well as specifying at what level (e.g., unit, entity, SBAS Operational Component) the verification will occur.

7.3 Acceptance Verification Plans (AVP)

Contractor shall provide Acceptance Verification Plans (AVPs) at the SBAS Operational Component and entity levels. The SBAS Operational Component AVP will be used for System Acceptance. The entity AVP will be used for sell-off of the entities. An Operational Site AVP shall also be provided.

The AVP shall include the test objectives, test description, evaluation criteria, the trace of requirements for each test, and special test requirements at each level required to sell-off the entity or System Acceptance.

The GBBF subsystem Acceptance Verification Plan shall be prepared as described in Exhibit D-1, SBAS Program Test Plan.

7.4 Factory Acceptance Tests (part of Preliminary Acceptance Testing)

Prior to shipment to the Operational Site, Contractor shall perform a Factory Acceptance Test (FAT) in two parts, one for the FES and another for the GBBF/CES/CMS, to demonstrate compliance with SBAS and entity specifications. The Factory Acceptance Test shall be a formal test demonstrating SBAS and entity functionality and shall be successfully completed prior to the Consent-to-Ship Reviews.

7.5 Site Acceptance Tests (part of Preliminary Acceptance Testing)

Contractor shall perform a formal Site Acceptance Test (SAT), for each SBAS entity at the Operational Sites to demonstrate, to the extent possible, all operational capabilities prior to Integration with the Satellite and other SAN entities.

7.6 System Integration

After the respective Site Tests, Contractor shall integrate the SBAS entities with the other SAN entities of MTS, SCF/SOC and SAN-NOMC. This integration will occur after Site Acceptance Tests. After integration of all of these components,


                                                                    Revision 3.1
                                                                        12/01/06
                                                                           17/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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Contractor shall perform sufficient integration tests to verify the SBAS is ready for the formal Pre-Launch System Acceptance Tests.

7.7 Pre-Launch System Acceptance Test (part of Preliminary Acceptance Testing)

The objectives of the Pre-Launch System Acceptance Test are as follows:

          1. Demonstrate that the SBAS and its entities as installed are functional and ready for post-launch acceptance testing.

          2. Ensure that the SBAS is compatible and interoperable with other ground station and SAN entities.

Preliminary Acceptance (PA) will occur upon completion of FAT, SAT and Pre-Launch System Acceptance Test in accordance with Article 10.2.1 and 10.2.2 of the Contract.


7.8 SBAS Operational Component Final Acceptance/ Hand-Over

Upon Preliminary Acceptance of the SBAS Operational Component and Acceptance of the Satellite, Contractor shall conduct SBAS Operational Component Final Acceptance testing in accordance with the SBAS Operational Component Final Acceptance Test Plan/Procedure (developed in accordance with Section 7.9, and provided to Purchaser as a CDRL pursuant to Table 8-3 below) to demonstrate SBAS Operational Component's performance within the SBN system. Calibration of the forward and return links using the CES shall be performed and the full functionality of the FES/GBBF shall be demonstrated as part of the SBAS Operational Component Final Acceptance testing. Upon successful completion of SBAS Operational Component Final Acceptance testing, Contractor shall prepare and submit to Purchaser an SBAS Operational Component Final Acceptance Test Report summarizing the results of the SBAS Operational Component Final Acceptance testing and containing a Certificate of SBAS Operational Component Final Acceptance Test Completion. Within three (3) business days of submission of the SBAS Operational Component Final Acceptance Test Report, Contractor shall conduct an SBAS Operational Component Final Acceptance Review with Purchaser to review the results of the SBAS Operational Component Final Acceptance testing, as reflected in the SBAS Operational Component Final Acceptance Test Report. Thereafter, Final Acceptance (FA) of the SBAS Operational Component shall occur as provided in Article 10.2.5 of the Contract. Upon Final Acceptance of the SBAS Operational Component, Contractor shall hand-over the SBAS Operational Component to Purchaser.


7.9 Test Plans/Procedures

Contractor shall write, release and utilize test plans and procedures for the SBAS Operational Component Preliminary Acceptance testing and for the SBAS Operational Component Final Acceptance testing. Each test plan/procedure will identify (as appropriate) the test objective, test description, evaluation criteria, and, if applicable, configuration for each test. Each Acceptance test procedure will include step-by-step detailed, specific actions to be taken and


                                                                    Revision 3.1
                                                                        12/01/06
                                                                           18/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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expected results. The Acceptance test plans/procedures shall be delivered to
Purchaser per the CDRL; any other procedure for any test will be provided to Purchaser upon request.

7.10 Test Equipment and Personnel

Contractor shall provide the necessary test equipment (including software) and personnel to conduct all tests for the SBAS and its entities. Test equipment used by Contractor for the performance of this SOW shall not be a Deliverable Item, except to the extent such equipment constitutes the Satellite Simulator, GBBF Emulator, S-BSS Emulator, or test tools described in Section 4.2.4.

7.11 GBBF Emulator for Satellite Factory Test

Contractor shall provide technical support, per Deliverable Item 4.2, Table 4-1 ("Satellite Factory Test Support") and Section 4.4.2 ("SBAS Test Deliverables") of this Exhibit for operation of the GBBF Emulator during the Satellite Factory Test.

7.12 Ancillary Equipment for ITV Activities

In carrying out the SBAS integration, test and verification (ITV) activities, Contractor shall provide for all the necessary ancillary equipment in terms of emulators or similar capabilities, except for the satellite-payload emulator, that may be required to perform the SBAS tests when other Ground Station and SAN entities are involved.

7.13 Site Facilities Requirements Schedule

Contractor shall, in a timely manner, submit to Purchaser, for approval and authorization, a detailed schedule of works and material to be performed and provided for each Ground Station and every CES Operational Site by Contractor in accordance with Section 4.4.4. The schedule shall be consistent with the Program Milestone Schedule and the requirements of Section 9.2.

7.14 Site Installation As-Built Documentation

Contractor shall provide a complete set of as-built documentation for the SBAS and its entities as they are installed at each Operational Site, including the CES sites if any.







                                                                    Revision 3.1
                                                                        12/01/06
                                                                           19/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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8. Contract Data Requirement List (CDRL)

Contractor shall provide the CDRL items listed in, and per other conditions of, Tables 8-1 through Table 8-4. All material shall be delivered in electronic form and media, where practical, using the latest and widely used application programs and formats.

The word system as used in the CDRL tables applies both to the entire SBAS and to individual entities making up the SBAS (GBBF, FES, CES, CMS and TTF). As such, each individual CDRL item shall cover all SBAS entities as applicable. Same applies to any major subsystem or service provided to Contractor by third party sub-contractors.

                  Table 8-1: Program Operations and Management CDRLs
==============================================================================================
     REF #              DESCRIPTION                      DUE DATE       FREQ.       REMARKS
----------------------------------------------------------------------------------------------
Sec. 6.2     Program Management Plan                       KOR         Updates
             (Includes Sub-Contract Program Plans)                      @ SRR
                                                                       and as
                                                                       required
----------------------------------------------------------------------------------------------
Sec. 6.3     Program Master Schedule                       KOR         Updates
                                                                       monthly
----------------------------------------------------------------------------------------------
Sec. 6.4     Program Risk Mitigation Plan                  KOR         Updates
                                                                       @ SRR,
                                                                       PDR,and
                                                                         CDR
----------------------------------------------------------------------------------------------
Sec. 6.5     Configuration and Data Management Plan        SRR         Updates
                                                                         as
                                                                       required
----------------------------------------------------------------------------------------------
Sec. 6.6     Product Assurance Plan                        SRR         Updates
                                                                          as
                                                                       required
----------------------------------------------------------------------------------------------
Sec. 6.7     Change Control Board Reports              As required                   For
                                                                                   Approval
----------------------------------------------------------------------------------------------
Sec. 6.8     Program Progress Review Reports           SBN EDC +        Monthly
                                                        1 Month          and
                                                                        Quarterly
==============================================================================================

                    Table 8-2: System Design Documentation CDRLs
==============================================================================================
      REF #             DESCRIPTION                    DUE DATE       FREQ.   REMARKS
----------------------------------------------------------------------------------------------
Sec. 6.9     System Design Documentation Structure    2 wks before
                                                         review
----------------------------------------------------------------------------------------------
Sec. 6.9     System Design Description                2 wks before
                                                         review
----------------------------------------------------------------------------------------------
Sec. 6.9.1   KOR Documents                            2 wks before
                                                         review
----------------------------------------------------------------------------------------------
Sec. 6.9.2   SRR Review Documents                     2 wks before
                                                         review
==============================================================================================






                                                                    Revision 3.1
                                                                        12/01/06
                                                                           20/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.



[LOGO OMITTED]
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
===============================================================================================
Sec. 6.9.3   PDR Review Documents                     2 wks before
                                                          review
-----------------------------------------------------------------------------------------------
Sec. 6.9.4   CDR Review Documents                      2 wks before
                                                          review
-----------------------------------------------------------------------------------------------
             System ICDs                                   PDR           CDR      For Approval
-----------------------------------------------------------------------------------------------
             Summary of System Integration, Test &    reliminary       Final 1    For Approval
             Verification Reports                       @ Test         wk after
                                                      Completion        test
-----------------------------------------------------------------------------------------------
Sec 7.2      SRS Compliance Matrix                         SRR         Updates
                                                                        @ PDR
                                                                       and CDR
===============================================================================================

     Table 8-3: System Development, Fabrication and Deployment Documentation CDRLs
====================================================================================================
  REF #                  DESCRIPTION                    DUE DATE           FREQ.       REMARKS
----------------------------------------------------------------------------------------------------
Sec 6.11     System Development & Fabrication Plan        KOR           Updates @
             (Including Major Subcontractors)                           SRR, PDR,
                                                                        and CDR
----------------------------------------------------------------------------------------------------
6.12         System Deployment & Installation Plan        SRR           Updates @
                                                                         PDR and
                                                                           CDR
----------------------------------------------------------------------------------------------------
Sec 7.3      System/Entity Verification Plans             SRR           Updates @
                                                                        PDR and
                                                                          CDR
----------------------------------------------------------------------------------------------------
Sec 7.3      Acceptance Verification Plans                SRR          Updates @     For Approval
                                                                        PDR an
                                                                          CDR
----------------------------------------------------------------------------------------------------
Sec 7.4      Factory Acceptance Test Plan                 SRR          Updates @     For Approval
                                                                        PDR and
                                                                           CDR
----------------------------------------------------------------------------------------------------
             Factory Acceptance Test Procedures        2 wks before
                                                          tests
----------------------------------------------------------------------------------------------------
             Factory Acceptance Test Report            Preliminary at  Final 1 wk    For Approval
                                                           test        after test
                                                        completion
----------------------------------------------------------------------------------------------------
             GBBF Emulator/Satellite Factory Test Plan    PDR          Updates @      For Approval
                                                                          CDR
----------------------------------------------------------------------------------------------------
             GBBF Emulator/Satellite Factory Test         CDR          Updates @
                                                                           at
             Procedures                                                completion
                                                                         of the
                                                                          SBAS
                                                                       Factory AT
====================================================================================================






                                                                    Revision 3.1
                                                                        12/01/06
                                                                           21/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.



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
======================================================================================= ============
           GBBF Emulator/Satellite Factory Test    Preliminary at     Final 1 wk
           Report                                      test           after test
                                                    completion
---------------------------------------------------------------------------------------------------
Sec 7.5    Site Acceptance Test Plan                    SRR           Updates @     For Approval
                                                                       PDR and
                                                                         CDR
---------------------------------------------------------------------------------------------------
           Site Acceptance Test Procedures           2 wks before
                                                        tests
---------------------------------------------------------------------------------------------------
Sec 7.13   Site Facilities Requirements Schedule        SRR           Updates @
                                                                       PDR and
                                                                         CDR
---------------------------------------------------------------------------------------------------
Sec 7.14   Site Installation As-Built Documentation  1 wk after site
                                                      installation
---------------------------------------------------------------------------------------------------
Sec 7.5    Site Test Report                          Preliminary at   Final 1 wk     For Approval
                                                          test        after test
                                                       completion
---------------------------------------------------------------------------------------------------
Sec 7.7    System Acceptance Test Plan                  SRR           Updates @     For Approval
                                                                       PDR and
                                                                         CDR
---------------------------------------------------------------------------------------------------
           System Acceptance Test Procedures         2 wks before
                                                        tests
---------------------------------------------------------------------------------------------------
           System Acceptance Test Report             Preliminary at   Final 1 wk    For Approval
                                                         test         after test
                                                      completion
---------------------------------------------------------------------------------------------------
Sec 7.8    SBAS Final Acceptance Test Plan              SRR           Updates @     For Approval
                                                                       PDR and
                                                                         CDR
---------------------------------------------------------------------------------------------------
           SBAS Final Acceptance Test Procedures     2 wks before
                                                        tests
---------------------------------------------------------------------------------------------------
           SBAS Final Acceptance Test Report         Preliminary at   Final 1 wk    For Approval
                                                         test         after test
                                                       completion
---------------------------------------------------------------------------------------------------
           A complete listing of all Deliverable       Submitted as    Updates @    For Approval
           Hardware                                       part of      SRR, PDR,
                                                         proposal      CDR and
                                                                         Final
                                                                      Acceptance
---------------------------------------------------------------------------------------------------
Sec 4.7    A complete listing of all Deliverable        SRR            Updates @    For Approval
           Software Programs and Licenses                                PDR,
                                                                       CDR, and
                                                                         Final
                                                                      Acceptance
---------------------------------------------------------------------------------------------------
Sec 4.3    A complete listing of all Deliverable Test   Submitted as   Updates @    For Approval
           Tools and Spare Parts                        part of          PDR,
                                                        Proposal       CDR, and
                                                                         Final
                                                                      Acceptance
===================================================================================================






                                                                    Revision 3.1
                                                                        12/01/06
                                                                           22/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.



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
=================================================================================================
        Warranty Certificates and Service Agreements   At Preliminary              For Approval
        for all Deliverable Items of hardware and        Acceptance
        software.
-------------------------------------------------------------------------------------------------
        FES Performance Data Package for FCC          1 wk after Site
        Application                                      Acceptance
                                                          Testing
-------------------------------------------------------------------------------------------------
        CES Performance Data Package for FCC          1 wk after Site
        Application                                      Acceptance
                                                       Testing of the
                                                          1st CES
===================================================================================================

                Table 8-4: System Operations & Training Material CDRLs
===================================================================================================
  REF #             DESCRIPTION                       DUE DATE         FREQ.         REMARKS
---------------------------------------------------------------------------------------------------
Sec 4.5    System Operations and Maintenance Plan       PDR          Updates @      For Approval
                                                                     CDR and
                                                                      Final
                                                                   Acceptance
---------------------------------------------------------------------------------------------------
Sec 4.5    System Operations Manuals                    CDR          Updates @      For Approval
                                                                      Final
                                                                   Acceptance
---------------------------------------------------------------------------------------------------
Sec 4.5    System Operations Procedures                 CDR          Updates @
                                                                      Final
                                                                   Acceptance
---------------------------------------------------------------------------------------------------
Sec 4.5    System Operations Constraints                CDR          Updates @
                                                                      Final
                                                                   Acceptance
---------------------------------------------------------------------------------------------------
Sec 4.5    System Maintenance Procedures                CDR          Updates @
                                                                      Final
                                                                   Acceptance
----------------------------------------------------------------------------- ---------------------
Sec 4.6    System Operations Training Plan              PDR          Updates        For Approval
                                                                      @ CDR
---------------------------------------------------------------------------------------------------
Sec 4.6    System Operations Training Material      2 wks before
                                                      training
===================================================================================================






                                                                    Revision 3.1
                                                                        12/01/06
                                                                           23/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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9.0 Purchaser-Furnished Dependencies and Deliverables

9.1 CFE Description

Notwithstanding other customer furnished items identified herein and in the Contract, the following list describes equipment and/or work to be provided by Purchaser necessary for Contractor to accomplish its SBAS tasks. These items shall be made available during the required period and shall be included in the definition of Purchaser-Furnished Items as set forth in Article 6 of the Contract.

Purchaser shall provide the following:

1. TT&C baseband equipment to test the FES/TT&C Interface by SBN EDC + 18 months.

2. Routers/firewalls at the NOMC, Hybrid Network CRMS, SOC and TT&C baseband equipment to test the S-BSS external interface by SBN EDC + 18 months.

9.2 CFE Facilities Requirements

At CDR, HNS shall provide to Contractor, for Contractor's review and approval, a communication plan and a schedule (the "CES Facilities Schedule") for the performance of its obligations associated with the leases and agreements for the TTF defined in Section 4.1.2.2 hereof (the "TTF Leases/Agreements") and all necessary arrangements/agreements for the CES sites defined in Section 4.4.4 hereof (the "CES Agreements"). The CES Facilities Schedule shall specify the date upon which the CES facilities are to be made available to HNS and shall take into account the following:

         a. The CES Agreements shall be executed at least ninety (90) days before the date upon which the CES are to be made available to HNS, or longer period as necessary for the site to perform any required civil works, comply with zoning and permit requirements, and to order and install the TTF items at such site.

         b. The TTF Leases/Agreements shall be executed at least forty-five (45) days before the date upon which the CES's are to be made available to HNS, or longer period as necessary to comply with zoning and permit requirements and for the TTF provider to install and test the TTF items.

         c. TerreStar shall be given at least sixty (60) days to execute the TTF Leases/Agreements and CES Agreement following approval of such agreements by Purchaser's Director of Contracts.

         d. Purchaser shall be given at least sixty (60) days to review and comment on the initially proposed TTF Leases/Agreements and CES Agreements.

         e. HNS shall be given at least ninety (90) additional days to obtain feed back from Purchaser and to negotiate favorable resolution of the terms of the TTF Leases/Agreements and CES Agreements.

                                                                    Revision 3.1
                                                                        12/01/06
                                                                           24/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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Subject to HNS performing its obligations in good faith and within the time frames specified in the agreed upon CES Facilities Schedule, Contractor or Purchaser shall make the CES facilities available to HNS on the availability date specified in the CES Facilities Schedule.

10.0 Compliance with Laws

Contractor shall, at its expense, perform its respective obligations hereunder in accordance with all applicable laws, regulations and policies and the conditions of all applicable governmental approvals, permits or licenses.








                                                                    Revision 3.1
                                                                        12/01/06
                                                                           25/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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10.0 ACRONYMS LIST

--------------------------------------------------------------------------------
                         ACRONYM LIST
--------------------------------------------------------------------------------
ATN             Ancillary Terrestrial Network
--------------------------------------------------------------------------------
AVP             Acceptance Verification Plans
--------------------------------------------------------------------------------
BITE            Built-In-Test-Equipment
--------------------------------------------------------------------------------
CCBs            Change Control Boards
--------------------------------------------------------------------------------
CCI             Co-Channel Interference
--------------------------------------------------------------------------------
CDR             Critical Design Review
--------------------------------------------------------------------------------
CDRL            Contractual Documents Requirement List
--------------------------------------------------------------------------------
CEO             Chief Executive Officer
--------------------------------------------------------------------------------
CES             Calibration Earth Stations
--------------------------------------------------------------------------------
CMS             Control and Management Subsystem
--------------------------------------------------------------------------------
Contractor      Space Systems/Loral
--------------------------------------------------------------------------------
CPE             Customer-Premises Equipment
--------------------------------------------------------------------------------
CRMS            Communications Resource Management System
--------------------------------------------------------------------------------
SBN EDC         Space Based Network Effective Date of Contract
--------------------------------------------------------------------------------
FA              Final Acceptance
--------------------------------------------------------------------------------
FAT             Factory Acceptance Test
--------------------------------------------------------------------------------
FCC             Federal Communications Commission
--------------------------------------------------------------------------------
FES             Feeder-Link Earth Station
--------------------------------------------------------------------------------
FAT             Factory Acceptance Test
--------------------------------------------------------------------------------
GBBF            Ground Based Beam Former
--------------------------------------------------------------------------------
HNS             Hughes Network Systems, LLC
--------------------------------------------------------------------------------
IOT             Satellite In-Orbit Test
--------------------------------------------------------------------------------
IP              Internet Protocol
--------------------------------------------------------------------------------
ITAR            International Traffic and Arms Regulations
--------------------------------------------------------------------------------
ITV             Integration, Test, and Verification
--------------------------------------------------------------------------------
KOR             Kick Off Review
--------------------------------------------------------------------------------
LIBOR           London Inter-Bank Offer Rate
--------------------------------------------------------------------------------
MT              Mobile Terminals
--------------------------------------------------------------------------------
NOMC            Network Operations and Management Center
--------------------------------------------------------------------------------
OBO             Operating Output Backoff
--------------------------------------------------------------------------------
PA              Preliminary Acceptance
--------------------------------------------------------------------------------
PDR             Complete System Preliminary Design Review
--------------------------------------------------------------------------------
PMO             Program Management Office
--------------------------------------------------------------------------------
PSA             Primary Service Area
--------------------------------------------------------------------------------
SAN             Satellite Access Network
--------------------------------------------------------------------------------
SAT             Site Acceptance Test
--------------------------------------------------------------------------------
SBAS            Satellite Beam Access Subsystem
--------------------------------------------------------------------------------
SBN             Satellite Based Network
--------------------------------------------------------------------------------
S-BSS           Satellite-Adapted Base Station Subsystem
--------------------------------------------------------------------------------
SCA             Secondary Coverage Area
--------------------------------------------------------------------------------









                                                                    Revision 3.1
                                                                        12/01/06
                                                                           26/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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--------------------------------------------------------------------------------
SGS             ground segment procurement
--------------------------------------------------------------------------------
SLA             Service Level Agreement
--------------------------------------------------------------------------------
SOC             Satellite Operation Center
--------------------------------------------------------------------------------
SOW             Statement of Work
--------------------------------------------------------------------------------
SRR             System Requirements Review
--------------------------------------------------------------------------------
SRS             System Requirements Specifications
--------------------------------------------------------------------------------
SS              Satellite Simulator
--------------------------------------------------------------------------------
TT&C            Tracking, Telemetry and Commands
--------------------------------------------------------------------------------
TTF             Terrestrial Transmission Facilities
--------------------------------------------------------------------------------
UPC             Uplink Power Control
--------------------------------------------------------------------------------
VP              Verification Plan
--------------------------------------------------------------------------------
XPI             Cross Polarization Interference
--------------------------------------------------------------------------------








                                                                    Revision 3.1
                                                                        12/01/06
                                                                           27/27
Exhibit A-1
    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                   Exhibit A-2


                              Statement of Work for

                      TerreStar S-Band Space Based Network

                        and Interference Analysis Support



    Document No.: SS/L-E338830 - Revision C               December 1, 2006






Space Systems/Loral
3825 Fabian Way
Palo Alto, California  94303      _________________________________


TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road
6th Floor
Reston, Virginia  20190           _________________________________






--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.
--------------------------------------------------------------------------------
The data/information contained herein has been reviewed and approved for release by Space Systems/Loral Export Administration on the basis that this document contains no export-controlled information.
--------------------------------------------------------------------------------


                                                                      Revision C
                                                                        12/01/06
Exhibit A-2

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-------------
LORAL

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                                                           SS/L-E338830 - Rev. C
                                                                     Exhibit A-2
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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
                                    CONTENTS

Section                                                                                                        Page

ABBREVIATIONS AND ACRONYMS.......................................................................................VI

1 -- SCOPE........................................................................................................1
         1.1      SUMMARY STATEMENT OF WORK.......................................................................1
         1.2      PROGRAM SCHEDULE................................................................................2
         1.3      APPLICABLE DOCUMENTS............................................................................3

2 -- DELIVERABLES.................................................................................................3
         2.1      SBN DELIVERABLE  SERVICES.......................................................................3
                  2.1.1     SBN Requirements and Design...........................................................3
                  2.1.2     SBN Development.......................................................................6
                  2.1.3     SBN Verification......................................................................8
                  2.1.4     Training of Purchaser Personnel (CDRLs SI-14a and SI-14b).............................9
                  2.1.5     Initial SBN Operations...............................................................10
                  2.1.6     SBN Warranty 10
                  2.1.7     Long-Term Support....................................................................10
         2.2      DELIVERABLE  SYSTEM LEVEL INTERFERENCE ANALYSES AND SUPPORT....................................12
                  2.2.1     Interference Analyses................................................................12
                  2.2.2     Technical Regulatory Analyses and Negotiation Support................................14
                  2.2.3     Sharing Opportunities................................................................14
         2.3      DELIVERABLE  DATA ITEMS........................................................................15
                  2.3.1     General..............................................................................15
                  2.3.2     Electronic Access....................................................................15
                  2.3.3     Program Management Plan (CDRL SI-01).................................................16
                  2.3.4     Program Master Schedule (CDRL SI-02).................................................17
                  2.3.5     Monthly Progress Report (CDRL SI-09).................................................17
                  2.3.6     SBN Requirement Review Data (CDRL SI-03).............................................18
                  2.3.7     Preliminary Design Review Data (CDRL SI-04)..........................................18
                  2.3.8     Critical Design Review Data (CDRL SI-05).............................................18
                  2.3.9     SBN Performance Specification (CDRL SI-21)...........................................19
                  2.3.10    SBN Operations Concept Report (CDRL SI-22)...........................................19
                  2.3.11    SBN Analysis Reports (CDRL SI-15)....................................................19
                  2.3.12    Program Test Plans, Procedures and Reports...........................................20
                  2.3.13    Data Available On-Site...............................................................21
                  2.3.14    SBN Validation Operations Plan (CDRL SI-10)..........................................21
                  2.3.15    SBN Operations Handbook (CDRL SI-11).................................................21
                  2.3.16    Interference Analysis Reports (CDRL SI-18)...........................................21

                                                           SS/L-E338830 - Rev. C
                                                                     Exhibit A-2
                                      iii
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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SPACE SYSTEMS
-------------
LORAL

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

         2.4      PROPOSAL FOR SECOND SBN........................................................................22
         2.5      TIME AND MATERIAL SUPPORT......................................................................23

3 -- PROGRAM REQUIREMENTS........................................................................................24

         3.1      PROGRAM MANAGEMENT.............................................................................24
                  3.1.1     Program Management Office............................................................24
                  3.1.2     Progress Reporting and Meetings......................................................24
         3.2      RESERVED.......................................................................................25
         3.3      PROGRAM AND TECHNICAL REVIEWS..................................................................25
                  3.3.1     Quarterly Program Status Meetings....................................................25
                  3.3.2     SBN Requirements Review (SRR)........................................................25
                  3.3.3     Preliminary Design Review............................................................26
                  3.3.4     Critical Design Review...............................................................26
                  3.3.5     Test Readiness Reviews...............................................................26
                  3.3.6     Post-Test Data Reviews...............................................................27
                  3.3.7     SBN Acceptance/Handover Review (CDRL's SI-16 and SI-17)..............................27
         3.4      PURCHASER FURNISHED ITEMS......................................................................27
                  3.4.1     Equipment, Facilities and Services...................................................27
                  3.4.2     Data and Information.................................................................28
         3.5      COMPLIANCE WITH US EXPORT CONTROL LAWS.........................................................29

ANNEX 1 -- CONTRACT DATA REQUIREMENTS LIST (CDRL)................................................................30

                                                        TABLES

Table                                                                                                          Page
Table 2-1.  Classroom Training Courses............................................................................9


                                                        FIGURES

Figure                                                                                                         Page
Table 2-1.  Classroom Training Courses............................................................................9



                                                           SS/L-E338830 - Rev. C
                                                                     Exhibit A-2
                                       iv
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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                                                           SS/L-E338830 - Rev. C
                                                                     Exhibit A-2
                                        v
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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                           ABBREVIATIONS AND ACRONYMS

Abbreviations and Acronyms:
AEIRP       Aggregate Effective Isotropic Radiated Power
ATC         Ancillary Terrestrial Component
C/I         Carrier to Interference ratio (Figure of merit)
C/N         Carrier to Noise ratio (Figure of merit)
C/(No+Io)   Carrier to Noise and Interference density Ratio (Figure of merit)
CDR         Critical Design Review
CDRL        Contract Data Requirements List
CMS         Control Management System
CONUS       Continental United States
CRMS        Central Resource Management System
EST         Emergency Support Team
FAX         Facsimile
FCC         Federal Communications Commission
FES         Feeder Link Earth Station
GBBF        Ground-Based Beam Formers
G/T         Gain to Noise Temperature ratio (Figure of merit)
IAW         In Accordance With
ICD         Interface Control Document or Drawing
IF          Intermediate Frequency
IPT         Integrated Product Team
ITU         International Telecommunications Union
MSS         Mobile Satellite System
NCR         Non-Conformance Report
NOMC        Network Operations & Maintenance Center
PDR         Program Development Review
PMO         Program Management Office
PMP         Program Management Plan
PRR         Program Readiness Review
PTDR        Post-Test Data Review
SBN EDC     Space Based Network Effective Date of Contract
RF          Radio Frequency
SAR         SBN Acceptance / Handover Review


                                                           SS/L-E338830 - Rev. C
                                                                     Exhibit A-2
                                       vi
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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SBAS        Satellite Beam Access Subsystem
SBN         Space Based Network
S-BSS       Satellite Base Station Subsystem
SI          System Integration
SOCC        Satellite Operations Control Center
SOH         SBN Operations Handbook
SOW         Statement of Work
SS/L        Space Systems/Loral
SVOT        SBN Validation Operations Plan
TBD         To Be Determined
TIM         Technical Interchange Meeting
TRR         Test Readiness Review
TT&C        Telemetry, Tracking, & Command




                                                           SS/L-E338830 - Rev. C
                                                                     Exhibit A-2
                                       vii
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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                                                           SS/L-E338830 - Rev. C
                                                                     Exhibit A-2
                                      viii
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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                                   1 -- SCOPE

The Statements of Work (SOW) define the goods, hardware, equipment, services, data and documentation to be provided by Space Systems/Loral, Inc. (SS/L) (hereinafter "Contractor") to TerreStar (hereinafter "Purchaser") for the S-Band Space-Based Network Program (hereinafter "Program").

Contractor shall be responsible for all activities connected with the design, development, deployment, verification, and planning of operations for the TerreStar S-band Space Based Network (SBN) as defined in Exhibit B-2, TerreStar S-Band Space-Based Network Technical Performance and Design Requirements as delivered and approved per Annex 1.

Contractor shall also support TerreStar in the conduction of system level analyses and necessary contract changes as defined in Sections 2.1.1.2 through
2.1.1.5 and 2.2.1 of this SOW.

1.1       SUMMARY STATEMENT OF WORK

     a. Contractor shall review Purchaser's system requirements, baseline system level performances and products and services information provided by Purchaser to verify the flow down of requirements to the Satellite and the Satellite Beam Access Subsystem (SBAS) activities. The analysis shall optimize system flexibility versus performance versus time. The beam forming algorithms will be one of the primary areas of study where a tradeoff between accuracy versus speed in calculating beam coefficients, considering all sources of beam pointing error, shall be done.

     b. Contractor shall propose modifications to the Contract as required to meet the level of performance as reflected in Exhibit B-2, SBN Performance Specifications, in effect as of SBN EDC.

     c. Contractor shall oversee the Satellite and SBAS activities (in accordance with the requirements contained in their respective and applicable Exhibits) to ensure the progress of the two segments is in line with the schedule and the requirements of the SBN.

     d. Contractor shall verify proper delivery, sell-off, and operations of the SBN.

     e. Contractor shall demonstrate the beam forming functionality during on ground testing with the Satellite and SBAS Operational Component and the end-to-end system performance with the Satellite and SBAS Operational Component during in-orbit testing.



                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        1
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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SPACE SYSTEMS
-------------
LORAL

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     f.   Contractor shall formulate and provide to Purchaser recommended operating procedures for the SBN and train Purchaser personnel in such operating procedures.

     g. Contractor shall conduct systems engineering analyses for interference and resource sharing with other Mobile Satellite Systems (MSS) as described in Section 2.2 of this SOW or as requested by Purchaser as part of the proposed Time and Material support scheme defined in
          Section 2.4 of this SOW.

     h. Contractor shall provide data items as specified in the Contract Data Requirements List (CDRL), Annex 1 of this SOW.

     i. Contractor shall conduct all SBN activities under the rules of the TerreStar Modified Program Management Plan, delivered to Purchaser as part of the SBN System Integration Proposal in [***].

1.2       PROGRAM SCHEDULE
Contractor activities shall be organized according to the SBN Program Schedule of Figure 1.1. The Program schedule shall be coordinated with the Purchaser Program Office prior to SRR and shall be jointly agreed to at SRR.

                                     [***]







                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        2
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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                   Figure 1-1: TerreStar SBN Program Schedule


1.3       APPLICABLE DOCUMENTS
In addition to this Exhibit A-2, the following Documents and Exhibits apply to the Program, provided that, it is understood and agreed that the Satellite Contract and all associated exhibits are not, by reference herein, part of the Contract or the scope of work under the Contract:

     (A)  Satellite Contract (as defined in the Contract):

          (i)   Exhibit A TerreStar Satellite Statement of Work

          (ii)  Exhibit B TerreStar Satellite Performance Specifications

          (iii) Exhibit D TerreStar Satellite Test Plan

    (B) Contract:

          (i)   Exhibit A-1 SBAS Statement of Work (SOW)

          (ii) Exhibit B-1 Satellite-Beam-Access Subsystem Functional and Performance Requirements Specifications

          (iii) Exhibit B-2 TerreStar S-Band Space-Based Network Technical Performance and Design Requirement
s
          (iv) Exhibit D-1 TerreStar Satellite-Beam-Access Subsystem Program Test Plan

          (v) Exhibit D-2 Test Plan (VCRM) for TerreStar S-Band Space Based Network

          (vi)  Modified TerreStar Program Management Plan (CDRL SI-01)

          (vii) The Terms and Conditions of the Contract


                                2 -- DELIVERABLES

2.1       SBN DELIVERABLES

2.1.1     SBN Requirements and Design
Contractor shall integrate the SBN and demonstrate that it meets the requirements of the TerreStar S-Band Space-Based Network Technical Performance and Design Requirements, Exhibit B-2 as delivered and approved per Section 2.3.9 and Annex 1, tested IAW the SBN Program Test Plan (STP), Exhibit D-2, as delivered and approved per Annex 1, and deployed for Acceptance on orbit as specified in Article 9.1.2 of the Contract Terms and Conditions.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        3
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.1.1.1   SBN Architecture and Concepts of Operations

Contractor shall define the basic architecture and concepts of operations for the SBN on the basis of the information provided by Purchaser, as of PDR, on Purchaser system requirements, baseline system level performances and products and services.

2.1.1.2   SBN Simulations and Analyses

Contractor shall conduct system level analyses and trade studies as required to predict and demonstrate proper operations and performance of the SBN. The analyses to be conducted shall cover, as a minimum, the following areas:

     a.   [***]

     b.   [***]

     c.   [***]

     d.   [***]

     e.   [***]

     f.   [***]

     g.   [***]

     h.   [***]

     i.   [***]

     j.   [***]

     k.   [***]

2.1.1.3   Requirements Analysis

On the basis of the SBN level performance targets contained in Exhibit B-2, SBN Performance Specification as of SBN EDC, and the products and services required by the Purchaser, Contractor shall analyze the requirements of the SBAS (as set forth in Exhibit B-1, SBAS Performance Specification) and the Satellite (as set forth in Exhibit B of the Satellite Contract, Satellite Performance Specification) to determine how to optimize the allocation of requirements to the two segments (SBAS and Satellite) with the scope of reducing overall program technical risk and cost while maximizing SBN performance and flexibility.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        4
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.1.1.4   Review of Existing Segment Requirements

Contractor shall review the existing Satellite and SBAS Performance Specifications, Exhibit B of the Satellite Contract and Exhibit B-1 respectively, and derive achievable levels of performance for the SBN (the "Predicted SBN Performance") and compare such Predicted SBN Performance against the requirements set forth in Exhibit B-2, SBN Performance Specification as of SBN EDC to provide the products and services required by TerreStar.

In case discrepancies are identified, Contractor will make recommendations to Purchaser including:

a. Level of SBN performance achievable in accordance to the existing Satellite and SBAS Performance Specifications

b. Recommended Contract changes to fully achieve the original Purchaser SBN performance targets as contained in Exhibit B-2, SBN Performance Specification as of SBN EDC.

As a result of this activity, the Parties shall establish the Definitive SBN Performance Specification as provided in Section 2.3.9 and Annex 1 of this SOW and Article 9.1.1 of the Contract.

The primary performance criteria to be analyzed by Contractor and for which SBN level performance requirements will be agreed upon with Purchaser will be:
     a.   User Link side:

          (i)  [***]

          (ii) [***]

          (iii) [***]

          (iv) [***]

     b.   Feeder Link side

          (i)  [***]

          (ii) [***]


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        5
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.1.1.5   Contract Modifications

In accordance of Article 9.1.1 B of the Contract and related provisions, Contractor shall negotiate in good faith with Purchaser any modification to the SBAS and the Satellite Performance Specifications required to incorporate any additional requirement identified in the course of the tasks described in Sections 2.1.1.3 and 2.1.1.4 of this SOW.

In particular, additional requirements may require review of the Contract covering:

     a.   Task description in the Statement of Work

     b.   Performance Specifications

     c.   Test Plans

     d.   Schedule

     e.   Cost

Contractor shall be responsible for Delivery of the SBN in compliance with the Definitive SBN Performance Specification as delivered and approved per Section
2.3.9 and Annex 1, as agreed in good faith in accordance with Articles 10.9 (if applicable), 9.1.1 and 32.5 of the Contract Terms and Conditions.

2.1.2     SBN Development

2.1.2.1   SBN Performance Tracking

The SBN development shall include the activities covered under the Contract. Contractor shall have responsibility to oversee such activities and perform, as a minimum, the following functions:

     a.   [***]

     b.   [***]

     c.   [***]

     d.   [***]

     e.   [***]

     f.   [***]

     g.   [***]

     h.   [***]

     i.   [***]

                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        6
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.1.2.2   IPT Leadership

Contractor shall be responsible to establish and lead Integrated Product Teams (IPT's), which will include subcontractor personnel, to address SBN level issues.

It is anticipated that dedicated IPT's will be established in the following areas:
     a.   [***]

     b.   [***]

     c.   [***]

     d.   [***]

     e.   [***]

2.1.2.3   ICD Development and Control (CDRL SI-19 & SI-20)

Contractor shall develop and maintain all ICD's controlling internal SBN interfaces that are not contained within the Satellite and SBAS-related Exhibits.

Examples of these ICD's (CDRL SI-19) are:

     a.   [***]

     b.   [***]

     c.   [***]


Contractor shall also be responsible for the development of the ICD's addressing external interfaces to the SBN (CDRL SI-20) and to secure the required cooperation from other entities owning the other end of the interfaces:

     a.   [***]

     b.   [***]

     c.   [***]

                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        7
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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     d.   [***]

     e.   [***]


2.1.3     SBN Verification

Contractor shall verify proper operations and end-to-end performance for the SBN. This activity shall include:

     a.   [***]

     b.   [***]

     c.   [***]

     d.   [***]

     e.   [***]

     f.   [***]

     g.   [***]

SBN operations and performance verification shall be conducted into two separate phases:

2.1.3.1   Ground Compatibility Demonstration

[***]






                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        8
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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[***]

2.1.3.2   SBN In-Orbit Test (IOT)

[***]

2.1.4     Training of Purchaser Personnel (CDRLs SI-14a and SI-14b)
Contractor shall develop, produce and conduct a training program for Purchaser's personnel experienced in system operations. The objective of the training is to develop in Purchaser's operations personnel the ability to confidently command and control the SBN and its interfaces in normal and contingency operations. The purpose is to provide the essential knowledge and skills experienced personnel need to safely and reliably execute operations of the SBN.

The Training Plan shall be provided in CDRL SI-14a and contain descriptions of the curriculum, learning objectives, topics and instructional methods. The training program shall consist of two (2) total weeks of classroom sessions and accommodate up to five (5) trainees as listed in Table 2-1.

                      Table 2-1. Classroom Training Courses

----------------------------------------------------------------------
 SBN Description Course     1 week    Contractor's Facility      5
----------------------------------------------------------------------
 SBN Operations Course      1 week    Purchaser's Facility       5
----------------------------------------------------------------------

All class lecture notes and supporting materials shall be provided according to CDRL SI-14b and shall be documented and presented in English. All training shall conclude two (2) months before the scheduled start of SBN operations. The Training Program shall consist of two (2) basic courses:

     a. SBN Description -- This one- (1) week course shall present a technical overview of the SBN architecture and a description of each SBN segment and shall be conducted at Contractor's facility.




                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                        9
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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     b.   SBN Operations -- This one- (1) week course shall be conducted at a
          Purchaser-provided facility. This training shall focus on operational aspects of the SBN and its segments for operational modes under normal and contingency conditions. Some topics to be covered include: Normal operations, cold starts, contingency modes, emergency beam reconfiguration, failure modes, etc.

2.1.5     Initial SBN Operations

[***]

2.1.6     SBN Warranty

Contractor shall provide one (1) year warranty covering SBN performance and operational capabilities, as specified in Article 13.1.2 of the Contract.

2.1.7     Long-Term Support

2.1.7.1   SBN Emergency and Anomaly Resolution Support Services
Following completion of SBN Acceptance, Contractor shall provide SBN emergency operations and anomaly resolution support services, as further described herein, with respect to any anomalies reported to Contractor per Section 2.1.7.2 below, throughout the SBN operating life. Contractor shall issue and submit to Purchaser preliminary SBN anomaly reports and final in-orbit anomaly investigation reports.

Contractor shall maintain the following throughout the SBN operating life, all subject to any required approvals and coordination under the Satellite Contract:

     a. Contractor shall provide a contact point that the Purchaser/operator can reach twenty-four (24) hours per day, seven (7) days per week, for purposes of requesting SBN emergency operations and anomaly resolution support services. The point of contact shall be in the form of a live person using English as the primary language, who can be reached via


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       10
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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          telephone, email and FAX. The Contractor point of contact shall have the capability to initiate the assembly of a Contractor Emergency Support Team (EST) to perform the SBN emergency operations and anomaly resolution support services described below, but shall not otherwise have any authority to speak on behalf of Contractor, nor perform diagnostics, nor provide any type of corrective actions.

     b. Upon Purchaser/operator's request for emergency operations and anomaly resolution support services, Contractor shall promptly establish an Emergency Support Team (EST) at Contractor's facilities. The EST shall have the authority to perform diagnostics and give recommendations for corrective actions. The EST shall have the capability to communicate, using English as the primary language, via telephone and FAX. The Purchaser/operator shall be responsible for promptly providing the EST with the necessary and appropriate Satellite command and telemetry data, as the EST support may by affected/limited by lack of real-time telemetry. If it is later determined that the EST support was required as a result of Purchaser/operator error, including lack of Purchaser/operator personnel who have been trained by Contractor or who are otherwise properly trained, or due to negligence on the part of Purchaser/operator, Purchaser shall reimburse Contractor for such EST support on a time and materials basis.

     c. Contractor shall maintain equipment that is required at Contractor's facilities for SBN emergency operations and anomaly resolution support (not including equipment for such support for the SBAS). Contractor shall coordinate with ground segment contractors during the SBN operating life as required to procure information and performance data but said process may not be in real-time.

     d. Contractor shall maintain a library of data and documents generated during the SBN development and test at the Contractor's facilities. Contractor shall correct, at Contractor's expense, any errors found in such documentation that is determined by Contractor to be a risk to SBN operations.

     e. Upon Purchaser/operator's request, Contractor shall provide an analysis of all SBN anomalies occurring during the SBN operating life. A SBN anomaly includes any malfunction affecting performance or availability or reducing flexibility of operations.

          Upon notification by Purchaser/operator of such a SBN anomaly, Contractor shall promptly advise the Purchaser/operator of reasonable actions consistent with accepted industry practices to analyze the anomaly and where possible, suggest and take corrective action that will minimize any operational impacts arising from any such SBN


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       11
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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          anomaly; provided however, Contractor's obligations to take corrective action with respect to the Satellite shall be governed by Article 15.2 of the Satellite Contract, and Contractor's obligations to take corrective action with respect to the SBAS shall be governed by
          Article 13.1.1 of the Contract. Purchaser/operator shall notify Contractor of all SBN anomalies, as part of Purchaser's monthly report to Contractor, within thirty (30) days after the anomaly is first observed. In addition, Purchaser shall provide any operational history and appropriate status and configuration data to allow Contractor to analyze the anomaly. Contractor shall provide a final written anomaly report, including a description of the anomaly, the cause of the anomaly, when such cause can be determined using reasonable efforts consistent with standard industry practices, and any corrective action taken or recommended.

2.1.7.2   Notification of Anomalies
Purchaser/operator shall notify Contractor in a timely manner of all SBN anomalies or other failures occurring in the SBN after the anomaly is first observed as such. This transfer of information is needed to ensure that Contractor is always aware of the current health/status of the SBN should the need for emergency support arise. Contractor shall treat this information as proprietary to Purchaser.

2.2       DELIVERABLE SYSTEM LEVEL INTERFERENCE ANALYSES AND SUPPORT

In addition to assuming end-to-end responsibility for the SBN pursuant to this SOW, Contractor shall provide support for interference analyses and regulatory activities as described in Sections 2.2.1 and 2.2.2 below.

Purchaser shall provide Contractor with adequate input data and service information to allow the conduction of meaningful interference analyses.

All analyses shall be conducted in accordance with input parameters suggested by Contractor and agreed upon by Purchaser by PDR.

2.2.1     Interference Analyses (CDRL SI-18)

Contractor shall perform the analyses described below. The results of the analyses will be documented and provided to the Purchaser as CDRL SI-18.

2.2.1.1   Self Interference for TerreStar Satellite and ATC

Contractor shall conduct self interference analyses addressing multiple modes of interference:

     a.   [***]


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       12
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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     b.   [***]

     c.   [***]

     d.   [***]

Contractor shall also propose and evaluate concepts for overall frequency management taking into account the efficiency and the performance [***]. Resulting capacity and performance impacts shall be evaluated for the different frequency management concepts.

The interference scenario evaluation shall be agreed upon by Purchaser and shall be based on:

     a.   ATC market location and traffic assumptions

     b.   Satellite traffic assumptions

2.2.1.2   Interference with Other MSS Systems

Contractor shall conduct a survey of other existing and proposed S-band MSS systems and propose appropriate input parameters for interference analyses to be agreed upon by Purchaser.

Contractor shall characterize the interference effects from existing and proposed satellites of competing systems and provide expected capacity and quality of service performance assessments under interference conditions.

2.2.1.3   [***]



                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       13
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.2.2     Technical Regulatory Analyses and Negotiation Support

2.2.2.1   Regulatory Support with Other MSS Systems

On the basis of specific interference analyses, Contractor shall support coordination and negotiations with other MSS systems for:

     a.   Frequency sharing

     b.   Frequency segregation

     c.   Notional satellite and user terminal assumptions

     d.   System performance degradation

     e.   Acceptable interference levels


2.2.2.2   Coordination Support with Regulatory Entities

On Purchaser request, Contractor shall represent or support Purchaser in the interface and negotiations with national and international regulatory entities (FCC, ITU, etc.) including:

     a.   Responding to inquires from the regulatory bodies

     b. Supporting discussions on frequency needs, capacity and system performance

     c.   Attending official meetings for frequency allocation and negotiations

2.2.3     Sharing Opportunities

Contractor shall perform the analyses described below based on information that is publicly available and/or provided by the Purchaser. The results of the analyses will be documented and provided to the Purchaser as CDRL SI-18.

2.2.3.1   Cooperation with S-band MSS Systems

Contractor shall analyze and make recommendations on the opportunity for Purchaser's satellite customers to use the service of other MSS systems at S-band. Contractor shall provide support in the following activities:

     a. Assessment of user terminal compatibility requirements for system interoperability

     b. Discussions and coordination with other S-band MSS operators for interoperability

     c.   Draft agreements for inter satellite system interoperability


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       14
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.2.3.2   Cooperation with L-band and S-band ATC networks

     a. Contractor shall analyze and make recommendations on the opportunity for Purchaser satellite customers to use the service of other associated MSS systems at different frequency and, in particular, at L-band. Contractor shall provide support in the following activities:
          Analysis of Issues with multiple user terminal frequencies

     b. Feasibility of interoperability among multiple satellites and ATC networks

     c. Considerations on common versus separate ATC resource management centers

2.3       DELIVERABLE DATA ITEMS

2.3.1     General
Contractor shall provide the data items listed in Annex 1, Contract Data Requirements List (CDRL), of this SOW. The location for delivery of data items shall be as specified in the Contract or as otherwise mutually agreed. All deliverable data items shall comply with standard commercial practice. Contractor shall submit changes to delivered data items (at Contractor's option) either as a complete revised edition of the delivered item, or as change insertion sheets with a matrix indicating the latest revision status of each page of the document.

Contractor shall submit CDRL data items for Purchaser approval/acceptance or information as specified in Annex 1. Any data or documentation provided hereunder shall be in the English language and, if in electronic form, shall be embodied in, or in a form compatible with, Microsoft Office software.

2.3.2     Electronic Access
With respect to electronically generated information, Contractor will provide Purchaser Personnel with a copy of and/or electronic access (via the Internet, Contractor e-mail, on-line database and documentation centers, proprietary or otherwise, or as agreed upon) to such information as is necessary to keep Purchaser advised, on a current basis, of Program issues, decisions, and problems. Contractor shall provide Purchaser Personnel access to Contractor's electronic mail systems through the Internet. If requested in writing by Purchaser, Contractor shall establish secure data links between its and Purchaser's facilities such that Purchaser has remote electronic access to all documentation generated in performance of the Work and entered into Contractor's documentation and data management system; provided, however, Contractor shall be required to provide such links for a high-data transfer rate (such as for Satellite telemetry) only on an as needed basis, with each Party bearing the costs of establishing the link at its end.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       15
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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Contractor will also provide Purchaser Personnel at no cost with "real time"
access to all measured test data for the Work taken at the facilities of Contractor and/or its subcontractors hereunder.

2.3.3     Program Management Plan (CDRL SI-01)
Contractor shall submit a Program Management Plan (PMP) IAW CDRL SI-01 that describes Contractor's Program organization, general management, and technical baseline management. The PMP may be integrated into the existing Satellite Program Management Plan. The major topics of the PMP shall be as a minimum:

     a.   Contractor's Program Management Office

          1.   Program Management Office (PMO) Organization Chart

          2.   Key PMO personnel roles and responsibilities

          3.   Major Subcontractor(s)

     b.   Program Management

          1.   Contract Monitoring and Control

          2.   Schedule Status and Control

          3.   Configuration and Data Management

          4.   Action Item Control and resolution

          5.   Meeting Coordination

          6.   Progress Reporting

     c.   Technical Management

          1.   System Engineering

          2.   System Validation Plan

          3.   Technical Reviews (Design, Readiness)

          4.   Subcontract Management

          5.   Contract Work Breakdown Structure

          6.   Contract Data Requirements List

          7.   Purchaser's Resident Field Office

          8.   System Interface Control and Compatibility Verification


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       16
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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               (a)  RF and Data Interface Control requirements

               (b)  On-ground Compatibility Test Methodology and Test Setup

               (c)  In-Orbit End-to-End Performance Test Methodology and Test
                    Setup

2.3.4     Program Master Schedule (CDRL SI-02)
Contractor shall provide a Program Master Schedule, CDRL SI-02, that establishes and maintains the SBN delivery schedule ("Baseline Schedule"). The Master Schedule shall be updated monthly and shall accurately track progress of Program events or milestones against the Baseline Schedule:

     a.   Major SBN deliverable items

     b.   Subcontractor events and deliveries

     c.   Major program reviews

     d.   Segment level acceptance and qualification tests

     e.   System level verification tests

     f. Pre-launch, launch and post-launch activities up to and including in-orbit test and SBN Acceptance

     g.   Identification of critical paths

Status reports of progress against the Baseline Schedule shall be prepared and furnished as part of the Monthly Progress Report.

2.3.5     Monthly Progress Report (CDRL SI-09)
Contractor shall provide monthly Progress Reports, CDRL SI-09. The Monthly Reports shall show program and technical accomplishments, highlighting significant events and problems in design, deviations and/or non-conformances, schedule, subcontracts, integration and test, and mission operations. The report shall include a section on the status of system budgets, system performance and contract documentation status, and will highlight any problems which impact these activities.

Although included in the Monthly Report, the Contractor shall promptly notify the Purchaser of all major system level non-conformances and recommend appropriate workarounds.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       17
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.3.6     SBN Requirement Review Data (CDRL SI-03)
Contractor shall furnish agenda, invitation, data package, presentation material, minutes, and closeout report for the SBN Requirement Review (SRR) as described in Paragraph 3.3.2, and deliver SRR data IAW CDRL SI-03. The SRR data shall include:

     a.   Concepts of operations

     b.   SBN requirements

     c.   Internal and external SBN interfaces

     d.   Preliminary architecture

     e.   Design options, trades and studies

     f.   Preliminary budgets and margins

2.3.7     Preliminary Design Review Data (CDRL SI-04)
Contractor shall furnish agenda, invitation, data package, presentation material, minutes, and closeout report for the Program Development Review (PDR) IAW CDRL SI-04. The PDR meeting is specified in Paragraph 3.3.3. The PDR data shall include:

     a.   Summary description of SBN and system designs

     b.   System requirements and specifications, including interfaces

     c.   Summary of deviations from initial requirements

     d.   Program master schedule

     e.   Technical description of SBN

     f.   Performance compliance matrix (design verification matrix)

     g. Preliminary SBN test and validation approach (test plan implementation)

     h.   Preliminary risk mitigation plan

2.3.8     Critical Design Review Data (CDRL SI-05)
Contractor shall provide agenda, invitation, data package, presentation material, minutes, and closeout report for the Critical Design Review (CDR) IAW CDRL SI-05. The CDR meeting is specified in Paragraph 3.3.4. The CDR data shall include:

     a.   Technical description of SBN
          o    Results and summary description of SBN design analyses
          o    Segment and interfaces status summaries


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       18
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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     b.   Program master schedule

     c.   Performance compliance matrix (design verification matrix)

     d.   Design analysis reports

     e.   Development status

     f.   Critical items list

     g.   SBN Validation Plan and schedule

     h.   Risk mitigation status

Updates shall be provided as required.

2.3.9     SBN Performance Specification (CDRL SI-21)

As of SBN EDC, Exhibit B-2, SBN Performance Specification, is a preliminary draft of the SBN Performance Specification. At the conclusion of the activities described in Section 2.1.1, the preliminary draft of the SBN Performance Specification may be modified in accordance with Article 9.1.1.B of the Contract, resulting in the Definitive SBN Performance Specification. Exhibit B-2 shall be amended to reflect the Definitive SBN Performance Specification.

2.3.10    SBN Operations Concept Report (CDRL SI-22)

At the conclusion of the activities described in Section 2.1.1.1 of this SOW, Contractor shall provide a report describing the Operations Concepts for the SBN, including, as a minimum:

     a.   Main functions

     b.   Top level SBN and segment description

     c.   Interactions between segments and major interfaces

2.3.11    SBN Analysis Reports (CDRL SI-15)
Contractor shall perform the analyses and trades specified in Section 2.1.1.2 of this SOW, to support the viability of the SBN design and its conformance to the SBN Performance Specification, Exhibit B. Contractor shall document the results of these analyses IAW CDRL SI-15, SBN Analysis Reports. The SBN Analysis Reports shall contain summary description and results of these analyses and shall be provided in the PDR and CDR Data Packages, CDRL SI-04 and SI-05.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       19
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.3.12    Program Test Plans, Procedures and Reports

2.3.12.1  SBN Test Plans (CDRL SI-06)
Exhibit D-2 is a preliminary draft of the SBN Test Plans. At PDR, Contractor shall submit an updated, comprehensive SBN Test Plan for each of the following major test phases:
          (i)  SBN Ground Compatibility Demonstration
          (ii) SBN IOT

These plans shall include:
          (i)  Identification of the parameters to be tested
          (ii) Top level approach for the tests
          (ii) Verification test matrix

Exhibit D-2 shall be amended to reflect the approved, comprehensive SBN Test
Plan.

2.3.12.2  SBN Test Procedures (CDRL SI-07)
Contractor shall submit detailed SBN Test Procedures for each of the following major test phases:
          (i)  SBN Ground Compatibility Demonstration
          (ii) SBN IOT

These procedures shall include:
          (i) Detailed description of the test set up and Satellite and SBAS configurations
          (ii) Detailed instructions for conduction of tests
          (iii) Pass / Fail criteria for each test
          (iv) Predicts for the test results

2.3.12.3  SBN Test Reports (CDRL SI-08)
Contractor shall submit a comprehensive SBN Test Report for each of the following major test phases:
          (i)  SBN Ground Compatibility Demonstration
          (ii) SBN IOT

These reports shall include a detailed description of the test set up, spacecraft and SBAS configurations, the "as run" procedures, and the measured test data. Analysis and data trending as well as a summary of test anomalies, non-conformances, and disposition shall be included.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       20
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
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2.3.13    Data Available On-Site
Contractor shall make available at its facilities the following Program-related data for Purchaser review:

     a.   Segment specifications and interface control documents (ICDs)

     b.   System level test data

     c.   Major Non-conformance Report (NCR), CDRL SI-12

     d. Class 1 Waiver/Deviation Requests and Engineering Change Proposals, CDRL SI-13

     e.   System test plans

     f.   System test and verification data and test reports

2.3.14    SBN Validation Operations Plan (CDRL SI-10)
Contractor shall develop and publish a SBN Validation Operations Plan (SVOP), CDRL SI-10, covering all activities and events planned to occur during compatibility demonstrations on the ground and in orbit validation for the SBN. The SVOP shall contain the information and data needed to guide activities of operations personnel during these phases. The plan shall include:

     a.   Operations staff organization, functions and responsibilities

     b.   Schedules and functions to be staffed for each operation

     c. Summary plans, including contingencies for anticipated anomalous behavior of the different segments

The preliminary SVOP shall be delivered as mutually agreed between Purchaser and Contractor.

2.3.15    SBN Operations Handbook (CDRL SI-11)
Contractor shall develop and publish a SBN Operations Handbook (SOH) as delineated in CDRL SI-11. The SOH shall contain the information and data needed to guide personnel responsible for operating the SBN. The SOH information shall be the basis for commanding, controlling and maintaining the SBN in normal and contingency operational modes. The SOH shall consist of four (4) volumes in PDF format:

     a. Volume I, SBN Summary -- An overview of the SBN and its mission, including high level technical descriptions from a systems perspective. Volume I shall be delivered as mutually agreed between Purchaser and Contractor.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       21
                                                                        09/07/06
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                         restriction on the title page.
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     b.   Volume II, SBN Technical and Operations Description -- A technical, detailed engineering level description of the SBN and associated operational functions to be used as a basis for operating the integrated SBN.

     c. Volume III, SBN Operations Procedures -- Standard and Contingency Operations Procedures, to be used as a basis for operating the integrated SBN.

     d. Volume IV, SBN Parameters Handbook -- Specific recommended settings and beginning of life default values for all configurable parameters in the integrated SBN.

2.3.16    Interference Analysis Reports (CDRL SI-18)

For the interference analyses defined in Section 2.2, a dedicated Interference Analysis Report shall be provided by Contractor.

2.4       PROPOSAL FOR SECOND SBN

In case Purchaser decides to procure a second Satellite and SBN, Contractor shall propose and, in good faith, negotiate with Purchaser, an extension of the activity described in this SOW to cover the additional tasks required for integration of the second SBN and for coordinated operations of the two SBN's.

During the design and development phase of the first SBN, Contractor shall make an effort to flag to Purchaser, to the best of its knowledge, any situation or design choice that could potentially impact the inter-working capabilities of the two SBN's.

Inter-working capabilities for the two SBN's may include the items described in SBN Performance Specifications,
Exhibit B-2:

     a.   In-Orbit Spare Use of Satellites

     b.   Dual-Satellite Diversity on Return Link

2.5       TIME AND MATERIAL SUPPORT

Purchaser shall be able to request Contractor to provide additional support and perform additional/modified network oriented analyses on a time and material basis.

The current conditions offered by Contractor for time and material support are defined in Contract and are subject to change as defined in Contract.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       22
                                                                        09/07/06
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                         restriction on the title page.
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Contractor and Purchaser shall negotiate in good faith the scope of any additional support activity required by Purchaser.






                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       23
                                                                        09/07/06
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                         restriction on the title page.
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                            3 -- PROGRAM REQUIREMENTS

3.1       PROGRAM MANAGEMENT

3.1.1     Program Management Office
Contractor shall establish a Program Management Office (PMO) led by an assigned Program Manager who shall be responsible for managing all matters related to the performance of the Contract from SBN EDC through the Initial SBN Operations Period (including management of all program tasks, status of program progress, Purchaser visibility into program progress, risk identification and management, program performance, quality of program deliverables, and other commonly accepted program management functions). Following the Initial SBN Operations Period, the Contractor point of contact (ref section 2.1.7.1.a) shall operate as described. The Program Manager shall ensure that personnel, facilities and other resources necessary for executing Contract provisions are acquired, assigned and made available at the times and places needed to meet the Contract delivery schedule. Contractor shall assign experienced technical and managerial personnel to the PMO.

3.1.2     Progress Reporting and Meetings
Contractor shall hold weekly status teleconferences and formal, scheduled, progress review meetings throughout the duration of the Program. Purchaser Personnel shall be entitled to attend the meetings and reviews (including meetings and reviews held by electronic means) of Contractor and of Contractor with any subcontractor(s) hereunder where such meetings and reviews (or portions of such meetings and reviews) are related to Purchaser's project schedule, management, engineering, design, integration, or testing. Contractor shall plan (including provision to Purchaser of an agenda within a reasonable period in advance of the meeting or review), organize (including arranging access for Purchaser and Purchaser Personnel), conduct (including the taking of minutes and action items) and close the meetings (including circulation of the minutes within five (5) business days following the meeting, management of action item closure including planning, tracking, weekly status, and other commonly accepted program management functions). The purpose of these meetings is to provide Purchaser with pertinent Program implementation and execution data for review, and to mutually agree upon appropriate courses of action to be taken on identified action items. In addition to the reviews required by the Satellite and SBAS SOWs, the following meetings shall be held with details as specified in Paragraph 3.3 of this SOW:


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       24
                                                                        09/07/06
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                         restriction on the title page.
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     (i)   Quarterly Program Status Meetings

     (ii)  SBN Requirements Review (SRR)

     (iii) Preliminary Design Review (PDR)

     (iv)  Critical Design Review (CDR)

     (v)   Test Readiness Reviews (TRR's)

     (vi)  Post-Test Data Reviews (PTDR's)

     (vii) SBN Acceptance / Handover Review (SAR)

Other meetings, e.g., Technical Interchange Meeting (TIM), as may be requested by Purchaser, including their location, date/time, purposes and content, shall be established by mutual agreement.

3.2       RESERVED

3.3       PROGRAM AND TECHNICAL REVIEWS
Contractor shall plan, organize, administer, conduct and close the reviews listed herein. The objective of these reviews is to evaluate critical programmatic and technical parameters and processes, and related documentation to obtain information for deciding to proceed to the next Program phase.

3.3.1     Quarterly Program Status Meetings
A Quarterly Program Status Meeting shall be held on three (3) month intervals, alternating between Contractor's and Purchaser's facility. The meeting shall be scheduled on a mutually agreed upon date and time. Content of the review shall include all technical, programmatic, quality, and contractual accomplishments and issues over the past three (3) months or since the last Quarterly Management Review for the entire SBN. Any issues that impact SBN delivery or compliance to the contractual requirements shall be highlighted. Significant risks to the Program shall also be presented with actions identified for risk management. As received, action items from the meeting shall be tracked and submitted to Purchaser for approval. The first such meeting shall be held as mutually agreed between Purchaser and Contractor.

3.3.2     SBN Requirements Review (SRR)
Contractor shall conduct a SBN Requirements Review (SRR) at its facility prior to, or in conjunction with, PDR. The purpose of the SRR is to review the understanding of the SBN level requirements that will regulate the conduction of the Program activities and execution of the Contract. The SRR shall be


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       25
                                                                        09/07/06
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                         restriction on the title page.
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considered closed upon sign off of the minutes and action item list with closure dates established. All data items listed in Section 2.3.6 of this SOW shall be addressed during the SRR.

3.3.3     Preliminary Design Review
Contractor shall conduct a Preliminary Design Review (PDR) at its facility within [***] after SBN EDC or no more than [***] after the PDR for both the Satellite and the SBAS Work are concluded, whichever comes later. The purpose of the PDR is to review the development and design feasibility of the SBN and verify performance based on the results of the segment PDR's. A test methodology for SBN validation, both on the ground and in orbit, shall be presented during PDR. Risks shall be evaluated on a technical, schedule and cost basis. All items listed in Section 2.3.7 of this SOW, as appropriate, shall be addressed. The PDR shall be considered closed with sign off of the minutes and action item list with closure dates established.

3.3.4     Critical Design Review
Contractor shall conduct Critical Design Reviews (CDRs) at its facility per the Program Master Schedule or no more than [***] after the CDR for both the Satellite and the SBAS Work are concluded, whichever comes later. The purpose of the CDR is to ensure that the design meets the requirements of the Definitive SBN Performance Specification. All items listed in Section 2.3.8 of this SOW, as appropriate, shall be addressed. The outcomes of the CDR shall be a determination that the detailed designs and their development satisfy the functional and performance requirements and verification that all system interfaces are compatible. A final test plan for SBN validation, both on the ground and in orbit, shall be presented for Purchaser review and approval. The CDR shall be considered closed with sign off of the minutes and action item list with closure dates established.

3.3.5     Test Readiness Reviews
Contractor shall conduct Test Readiness Reviews (TRRs) to confirm readiness to conduct each one of the system test activities defined in Section 2.1.3 of this SOW and in conformance with the SBN Test Plan. The purpose of the TRR is to ensure that the system, the segments of the SBN and the performing organizations are ready to begin formal testing. Contractor's system engineering shall verify that planned and authorized tests will yield the data needed to prove performance requirements have been satisfied. The completed TRR shall confirm the completeness of test procedures by a thorough review of:


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       26
                                                                        09/07/06
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                         restriction on the title page.
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     a.   Personnel and facility readiness

     b.   Test plan, procedures, cases and limits

     c. New or modified test support equipment, facilities and procedure manuals

     d.   Performance test predicts.

3.3.6     Post-Test Data Reviews
Contractor shall conduct post-Test Data Reviews at the completion of each one of the system test activities defined in Section 2.1.3 of this SOW and in conformance with the SBN Test Plan. Test data and results, the "as run" procedure, deviations, test anomalies, and non-conformances shall be presented. Test anomalies and non-conformances shall be recorded and evaluated for consequences on system performance or capabilities.

3.3.7     SBN Acceptance/Handover Review (CDRL's SI-16 and SI-17)
Contractor shall provide the SBN Summary Acceptance Report (CDRL SI-16) to Purchaser at least twenty-four (24) hours prior to conducting the SBN Acceptance/Handover Review (SAR). Contractor shall conduct the SAR within three
(3) Business Days after completing the SBN IOT. The SAR will be held either at Purchaser's facility or Contractor's facility, by mutual agreement. The purpose of the SAR is to evaluate SBN system data obtained during SBN IOT and to confirm that the SBN satisfies the acceptance criteria defined in the Test Procedures, CDRL SI-07. The Deliverable Data for the SAR shall consist of the SBN Summary Acceptance Report, CDRL SI-16 and SBN Acceptance Certificate (CDRL SI-17).

Acceptance of the SBN shall be IAW Article 9.1.3 of the Contract.

After SAR, Contractor shall provide updates, as required, of SBN operational configuration data, database, and initial/default parameters.

3.4       PURCHASER FURNISHED ITEMS

3.4.1     Equipment, Facilities and Services

Purchaser and Contractor shall participate in a Technical Interchange Meeting
(TIM) at a mutually agreed to date after SBN EDC to review and agree upon the availability and adequacy of equipment, facilities and services listed below.

     a. Contractor and, as needed, Contractor's subcontractor personnel shall be allowed access to Purchaser-owned Earth station sites or facilities that are within the proper look angle of the Satellite at its on-station orbital location. Such access shall include RF/IF


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       27
                                                                        09/07/06
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                         restriction on the title page.
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          communications equipment, GBBFs, TT&C facilities and equipment, standard communications test equipment and support services and shall be limited to those items already in place, functioning and available at Purchaser's facilities. Contractor shall be responsible for any additional required items to support In-Orbit SBN Validation. Contractor shall comply with the then-current security policies applicable to each such facility.

     b. At each Ground Station site, Purchaser shall provide space and interface support for temporary installation of Contractor-provided SBN In-Orbit Validation Equipment. Purchaser shall designate one Ground Station as the "SBN Validation Coordination Center."

     c. Contractor shall be allowed reasonable access to and use of Purchaser's test and support technicians during on-site installation, integration and test activities.

     d. At or in close proximity to the SBN Validation Coordination Center, Purchaser shall provide reasonable office space, conference room, and administrative areas for Contractor and subcontractor personnel during temporary installation of Contractor-provided SBN In-Orbit Validation equipment. These locations shall be equipped with telephones, fax, and copier.

     e. Purchaser shall provide the following personnel to support SBN In-Orbit Validation:

          (i) SBN In-Orbit Validation Director, who shall be stationed at the SBN Validation Coordination Center and work with Contractor's representatives to support day-to-day operations.

          (ii) Technical Representative, who shall be stationed at the SBN Validation Coordination Center and approve test data with Contractor's representatives.

3.4.2     Data and Information

     a. Purchaser shall provide Contractor with input data and service information to allow the conduction of meaningful interference analyses. Such data shall include:

          (i)  ATC market location and traffic assumptions

          (ii) Satellite traffic assumptions

     b After the SBN Acceptance and during the normal on-orbit operations, Purchaser will provide monthly on-orbit performance reports to Contractor.


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       28
                                                                        09/07/06
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     c. In order to support anomaly analysis and resolution during the life of the Satellite, Purchaser will provide data on the anomalies requested by Contractor.

3.5       COMPLIANCE WITH US EXPORT CONTROL LAWS

The Parties shall conduct activities hereunder IAW Article 7 of the Contract.


















                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       29
                                                                        09/07/06
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                         restriction on the title page.
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                ANNEX 1 -- CONTRACT DATA REQUIREMENTS LIST (CDRL)

-------------------------------------------------------------------------------------------
   No.   Title                              Class     Due Date                 SOW Paragraph
-------------------------------------------------------------------------------------------
 SI-01   Program Management Plan             I      Preliminary at SRR       2.3.3
                                                    and Final at PDR
-------------------------------------------------------------------------------------------
 SI-02   Program Master Schedule             I      Preliminary at SRR       2.3.4
                                                    and Final at PDR
-------------------------------------------------------------------------------------------
 SI-03   SBN Requirements Review                                             2.3.6

         a. Data Package                     I      10 Business Days
                                                    before review

         b. Presentation Materials           I      10 Business Days
                                                    before review

         c. Minutes/ Action Items            A      At conclusion of
                                                    review

         d. Close-out Report                 A      10 Business Days
                                                    after review

         e. Agenda                           I      10 Business Days
                                                    before review

         f. Invitation                       I      20 Business Days
                                                    before review
-------------------------------------------------------------------------------------------
 04      Preliminary Design Review                                           2.3.7, 3.3.3

         a. Data Package                     I      10 Business Days
                                                    before review

         b. Presentation Materials           I      10  Business Days
                                                    before review

         c. Minutes/ Action Items            A      At conclusion of
                                                    review

         d. Close-out Report                 A      10 Business Days
                                                    after review

         e. Agenda                           I      10 Business Days
                                                    before review

         f. Invitation                       I      20 Business Days
                                                    before review
-------------------------------------------------------------------------------------------
 SI-05   Critical Design Review                                              2.3.7, 3.3.4

         a. Data Package                     I      10 Business Days
                                                    before review

         b. Presentation Material            I      10 Business Days
                                                    before review

         c. Minutes/ Action Items            A      At conclusion of the
                                                    review

         d. Close-out Report                 A      10 Business Days
                                                    after review

         e. Agenda                           I      10 Business Days
                                                    before review

         f. Invitation                       I      20 Business Days
                                                    before review
-------------------------------------------------------------------------------------------


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       30
                                                                        09/07/06
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                         restriction on the title page.
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
-------------------------------------------------------------------------------------------
                                                                                SOW
   No.   Title                              Class     Due Date               Paragraph
-------------------------------------------------------------------------------------------
 SI-06   SBN Test Plans                      I      Preliminary plans due    2.3.12.1
                                                    at PDR. Final plans
                                                    due at CDR
-------------------------------------------------------------------------------------------
 SI-07   SBN Test Procedures                 I      20 Business Days         2.3.12.2
                                                    before test
-------------------------------------------------------------------------------------------
 SI-08   SBN Test Reports                    I      Preliminary reports      2.3.12.3
                                                    due 5 Business Days
                                                    after each major test
                                                    phase.  Final Reports
                                                    due at Post Test Data
                                                    Reviews
-------------------------------------------------------------------------------------------
 SI-09   Monthly Progress Report             I      First Issue: SBN         2.3.5
                                                    EDC+1 month,
                                                    subsequent by 10th of
                                                    each month
-------------------------------------------------------------------------------------------
 SI-10   SBN IOT Mission Operations Plan     I      Preliminary delivery     2.3.14
                                                    as mutually agreed
                                                    Final: 6 months
                                                    before SBN In-Orbit
                                                    Validation
-------------------------------------------------------------------------------------------
 SI-11   SBN Operations Handbook (SOH)       A                               2.3.15

         ----------------------------------         ---------------------------------------
         SOH, Volume I, SBN Summary                 Initial delivery at      2.3.15 (a)
                                                    CDR +3 mo, updates as
                                                    required
                                                    Final update at
                                                    completion of SBN
                                                    In-Orbit Validation +
                                                    1 month
         ----------------------------------         ---------------------------------------
         SOH, Volume II, SBN Technical              Initial 6 months         2.3.15 (b)
         and Operations Description                 before Launch,
                                                    updates as required
                                                    Final update at
                                                    completion of IOT + 1
                                                    month
         ----------------------------------         ---------------------------------------
         SOH, Volume III, SBN Operations            Initial 6 months         2.3.15 (c)
         Procedures                                 before Launch,
                                                    updates as required
                                                    Final update at
                                                    completion of SBN
                                                    In-Orbit Validation +
                                                    1 month
         ----------------------------------         ---------------------------------------
         SOH, Volume IV, SBN Parameters             Initial 1 month          2.3.15 (d)
         Handbook                                   before Launch,
                                                    updates as required
                                                    Final update at
                                                    completion of SBN
                                                    In-Orbit Validation +
                                                    1 month
-------------------------------------------------------------------------------------------

                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       31
                                                                        09/07/06
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
--------------------------------------------------------------------------------------------
 SI-12   Major Non-conformance Report          I      Within 24-hour after    2.3.13 (d)
                                                      occurrence
--------------------------------------------------------------------------------------------
 SI-13   Class I Waivers, Deviations,          A      As required             2.3.13 (e)
         and Engineering Change Proposals
--------------------------------------------------------------------------------------------
 SI-14   Purchaser Training:                                                  2.1.4
                                                                              2.1.4

         a. Training Plan                      A      3 months before
                                                      training

         b. Training Materials                 I      At training
--------------------------------------------------------------------------------------------
 SI-15   SBN Analysis Reports                  I      *Included in PDR and    2.1.1.2,
                                                      CDR Data Packages       2.3.11
         15a. C/N & C/I Sensitivity to
         phase and amplitude errors

         15b.  GBBF Residual Error Budget

         15c.  Resource Consumption for
         Service Channels

         15d. Correction Range for GBBF & calibration

         15e.  Feeder Link Availability

         15f. Pointing Error Budget & Performance Degradation

         15g.  Power Control Signal
         Budget

         15h.  Power & Spectrum
         Flexibility

         15i. End-to-end GBBF Performances
-------------------------------------------------------------------------------------------
 SI-16   SBN Summary Acceptance Report         A     SAR                     3.3.7
-------------------------------------------------------------------------------------------
 SI-17   Satellite Acceptance Certificate      A     SAR                     3.3.7
-------------------------------------------------------------------------------------------
 SI-18   Interference Analysis Reports         I     As Mutually agreed      2.2, 2.3.16

-------------------------------------------------------------------------------------------
 SI-19   SBN Internal ICD's                    I     Draft at PDR, Final     2.1.2.3
                                                     at CDR

         19a. Satellite / FES ICD

         19b. Satellite / Calibration ICD

         19c. Satellite / GBBF ICD
-------------------------------------------------------------------------------------------
 SI-20   SBN External ICD's                    I     Draft at PDR, Final     2.1.2.3
         20a. FES / TT&C ICD                         at CDR (subject to
                                                     counterpart
         20b. CMS / SOCC ICD                         availability),
                                                     Review following
         20c. GBBF / S-BSS ICD                       contacts with
                                                     counterparts on
         20d. CMS / CRMS ICD                         specific interfaces

         20e. CMS / NOMC ICD
-------------------------------------------------------------------------------------------

                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       32
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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
--------------------------------------------------------------------------------------------
 SI-21    SBN   Performance   Specification    A       Preliminary Draft at   2.3.9
          (Exhibit B-2)                                SBN EDC, Update at
                                                       PDR, Final at CDR
--------------------------------------------------------------------------------------------
 SI-22    Operations Concept Report            I       Draft at PDR, Final    2.3.10
                                                       at CDR
--------------------------------------------------------------------------------------------


                                                         SS/L-E338830 - Rev. B-7
                                                                     Exhibit A-2
                                       33
                                                                        09/07/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

                                                                   Exhibit 10.69

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                         Satellite-Beam-Access Subsystem



                                   Exhibit B-1

                     Functional and Performance Requirements

                                 Specifications



                     Revision 1.2               December 1, 2006



Space Systems/Loral
3825 Fabian Way
Palo Alto, California  94303             __________________________________


TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road
Reston, Virginia  20190                  __________________________________


--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.
--------------------------------------------------------------------------------
The data/information contained herein has been reviewed and approved for release by Space Systems/Loral Export Administration on the basis that this document contains no export-controlled information.
--------------------------------------------------------------------------------




Exhibit B-1                                                         Revision 1.2
                                                                        12/01/06

                                                                            1/58
[LOGO OMITTED]
SPACE SYSTEMS
--------------
LORAL 359989 V6

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     1.0  SCOPE

          This document and its appendix detail the functional and performance requirements of the Satellite-Beam-Access Subsystem (SBAS) of the TerreStar Hybrid Network.

     2.0  APPLICABLE DOCUMENTS

         - Contract Terms and Conditions

         - Satellite Beam Access Subsystem, Statement of Work (SOW), Exhibit A-1

         - Satellite Beam Access Subsystem, Program Test Plan, Exhibit D-1

         - Satellite Beam Access Subsystem, Payment Plan and Termination Liability Amounts, Exhibit E-1

     3.0  INTRODUCTION

          The SBAS Operational Component will be used with the TerreStar S-band Satellite to form hundreds of forward and return link beams. [***]. Contractor shall provide a fully designed, developed, installed, integrated, tested and verified SBAS in compliance with this document and in accordance with the Statement of Work (SOW), Exhibit A-1.

          Appendix A summarizes of the functional design and key performance specifications pertaining to the TerreStar Satellite payload. The Satellite, along with the SBAS Operational Component create the full constellation of satellite user spot beams through which the MSS services of the TMCN network are delivered.

          Delivery of the SBAS Deliverable Items shall be in accordance with the requirements of the SBAS SOW, Exhibit A-1. Its integration, test and verification shall include due consideration for the provision of all the necessary interfaces with other Ground Stations and SAN.

     4.0 FUNCTIONAL AND PERFORMANCE REQUIREMENTS FOR THE SATELLITE -BEAM-ACCESS-SUBSYSTEM (SBAS)

          [***]





Exhibit B-1                                                                 2/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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        [***]

4.1      General

        [***]












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                      to the restriction on the title page.

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        [***]

     4.2  Air-Interface

        [***]

     4.3  Beam Formation and Placement

        [***]












Exhibit B-1                                                                 4/57

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                      to the restriction on the title page.

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 [***]












Exhibit B-1                                                                 5/57

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                      to the restriction on the title page.

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        [***]












Exhibit B-1                                                                 6/57

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                      to the restriction on the title page.

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     4.4  Ku-Band Feeder Link Earth Stations and CES

        [***]












Exhibit B-1                                                                 7/57

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                      to the restriction on the title page.

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     4.5  End-To-End Performance

        [***]












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                      to the restriction on the title page.

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     4.6  Interface Area

        [***]











Exhibit B-1                                                                 9/57

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                      to the restriction on the title page.

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     4.7  Operational Area

        [***]












Exhibit B-1                                                                10/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                 TerreStar Mobile Communications Network (TMCN)

                         Satellite Access Network (SAN)



                         Satellite-Beam-Access Subsystem



                                 SRS Exhibit B-1

                                   Appendices



         Appendix A:     TerreStar Satellite Summary Design and Performance
                         Specifications

         Appendix B:     Ku-Band Feeder Link Earth Station Performance
                         Characteristics

         Appendix C:     A Typical Satellite Link Budget using CDMA-2000 as the
                         Mobile Air Interface Signal

[***]



                 TerrStar Mobile Communications Network (TMCN)

                         Satellite Access Network (SAN)
Exhibit B-1                                                                11/57
                            Satellite Gateway (SGW)
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.


                        Satellite-Beam-Access Subsystem

                                 SRS EXHIBIT B

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               Figure A.1. TerreStar Mobile Communications Network











Exhibit B-1                                                                12/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]


                 Figure A.2. Primary and Secondary Service Areas












Exhibit B-1                                                                13/57

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                      to the restriction on the title page.

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                                      [***]

              Figure A.3. Spot Beam Coverage over CONUS and Canada













Exhibit B-1                                                                14/57

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                      to the restriction on the title page.

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                                      [***]
    Figure A.4. Beam Coverage over Hawaii, Puerto Rico, and US Virgin Island
















Exhibit B-1                                                                15/57

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                      to the restriction on the title page.

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                                     [***]




















Exhibit B-1                                                                16/57

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                      to the restriction on the title page.

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                     Figure A.5. TerreStar Payload Overview








































Exhibit B-1                                                                17/57

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                      to the restriction on the title page.

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                                     [***]
















Exhibit B-1                                                                18/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                      Figure A.6. GW-1 FDM Signal Spectrum














Exhibit B-1                                                                19/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                                                  EXECUTION COPY
                                                                  --------------



                                     [***]



















                      Figure A.7. GW-2 FDM Signal Spectrum

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                                      [***]





                        Figure A.8. TX and RX Directivity








Exhibit B-1                                                                21/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                      [***]



















               Figure A.9. TX and RX Directivity and C/I (1 of 2)


Exhibit B-1                                                                22/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                      [***]



               Figure A.9. TX and RX Directivity and C/I (2 of 2)





Exhibit B-1                                                                23/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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Exhibit B-1                                                                24/57

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                      to the restriction on the title page.

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                                      [***]

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               Figure A.10. Preliminary S-Band EIRP and G/T Budget











                                     [***]





              Figure A.11. Preliminary Ku-Band EIRP and G/T Budget

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[***]



















Exhibit B-1                                                                27/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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    Figure A.12.  Pointing Error






















Exhibit B-1                                                                28/57

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                      to the restriction on the title page.

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                                      [***]



                 Figure A.13. Ku-Band and S-Band NPR Performance



Exhibit B-1                                                                28/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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Exhibit B-1                                                                30/57

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                      to the restriction on the title page.


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                                      [***]


                   Figure A.14. Preliminary Group Delay Budget






Exhibit B-1                                                                31/57

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                      to the restriction on the title page.

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                                      [***]


                 Figure A.15. Preliminary In-Band Gain Flatness











Exhibit B-1                                                                32/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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               Table A.1. TerreStar Satellite Performance (1 of 2)




















Exhibit B-1                                                                33/57

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                      to the restriction on the title page.

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                                      [***]























Exhibit B-1                                                                34/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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               Table A.1. TerreStar Satellite Performance (2 of 2)






















Exhibit B-1                                                                35/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                      [***]




















Exhibit B-1                                                                36/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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          Table A.2. TerreStar Forward Frequency Plan for GW-1 and GW-2



















Exhibit B-1                                                                37/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                      [***]




















Exhibit B-1                                                                38/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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          Table A.3. TerreStar Return Frequency Plan for GW-1 (1 of 2)



















Exhibit B-1                                                                39/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                      [***]
















Exhibit B-1                                                                40/57

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                      to the restriction on the title page.

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          Table A.3. TerreStar Return Frequency Plan for GW-1 (2 of 2)



















Exhibit B-1                                                                41/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                      [***]




















Exhibit B-1                                                                42/57

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                      to the restriction on the title page.

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          Table A.4. TerreStar Return Frequency Plan for GW12 (1 of 2)



















Exhibit B-1                                                                43/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.


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                                      [***]



















Exhibit B-1                                                                44/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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          Table A.4. TerreStar Return Frequency Plan for GW-2 (2 of 2)



















Exhibit B-1                                                                45/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.


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                                      [***]




















Exhibit B-1                                                                46/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                   Table A.5. TT&C and Reference Pilot Signals




















Exhibit B-1                                                                47/57

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                      to the restriction on the title page.


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                                      [***]




















Exhibit B-1                                                                48/57

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                      to the restriction on the title page.


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                   Table A.6. On-Station TT&C Link Parameters

                                      [***]




















Exhibit B-1                                                                49/57

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                      to the restriction on the title page.

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                 TerreStar Mobile Communications Network (TMCN)

                         Satellite Access Network (SAN)



                         Satellite-Beam-Access Subsystem



                                 SRS Exhibit B-1

                                   Appendix B



                        Ku-Band Feeder Link Earth Station

                           Performance Characteristics




Exhibit B-1                                                                50/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                   Table B.1. FES Performance Characteristics

                                     [***]


















Exhibit B-1                                                                56/57


Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Table B.2. 5-MHz Service Link Channel Performance: Amplitude, Phase, and Time
                         Delay Requirements

     B.2.1    Gain Flatness:  [***]

     B.2.2    Transmission Path Gain Matching:  [***]

     B.2.3    Transmission Path-to-Path Amplitude Variation:  [***]




















Exhibit B-1                                                                52/57

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                      to the restriction on the title page.

     B.2.4    Amplitude Stability:  [***]

     B.2.5    Phase Variation:  [***]

     B.2.6    Phase Stability:  [***]

     B.2.7    Transmission Path-to-Path Time Delay Variation:  [***]
















Exhibit B-1                                                                53/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                 TerreStar Mobile Communications Network (TMCN)

                         Satellite Access Network (SAN)

                             Satellite Gateway (SGW)



                         Satellite-Beam-Access Subsystem



                                 SRS Exhibit B-1

                                   Appendix C



                         A Typical Satellite Link Budget

                                 Using CDMA-2000

                       as the Mobile Air Interface Signal
















Exhibit B-1                                                                54/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                     [***]






















Exhibit B-1                                                                55/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                      [***]






















Exhibit B-1                                                                56/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

100187907_1.DOC



















Exhibit B-1                                                                57/57

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                    TerreStar

                           S-Band Space-Based Network


                                   Exhibit B-2


                            Technical Performance and
                               Design Requirements


     Document No.: SS/L - 338831 - Revision B-8                 December 1, 2006




Space Systems/Loral
3825 Fabian Way
Palo Alto, California  94303          ________________________________


TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road
6th Floor
Reston, Virginia  20190               ________________________________

--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.
--------------------------------------------------------------------------------
The data/information contained herein has been reviewed and approved for release by Space Systems/Loral Export Administration on the basis that this document contains no export-controlled information.
--------------------------------------------------------------------------------



                                                                    Revision B-8
                                                                        12/01/06
Exhibit B-2
                                                                            1/31

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SPACE SYSTEMS
-------------
LORAL

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                         This page intentionally blank.













                                                        SS/L- E338831 - Rev. B-8
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          ii
-------------
LORAL

        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
                                                                        12/01/06


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                                    CONTENTS

Section                                                                                                        Page

GLOSSARY                                                                                                         VI

1.0 - TERRESTAR HYBRID NETWORK REQUIREMENTS TREE..................................................................1

2.0 -- HYBRID NETWORK OVERVIEW....................................................................................3
                  2.1       Hybrid Network Architecture...........................................................3
                  2.2       Services..............................................................................4

3.0 -- SPACE-BASED NETWORK (SBN) REQUIREMENTS.....................................................................5
                  3.1       Frequencies and Polarizations.........................................................5
                            3.1.1        Service Link Frequencies and Polarizations...............................5
                            3.1.2        Feeder Link Frequencies and Polarizations................................5
                  3.2       SBN Architecture......................................................................5
                            3.2.1        Major Components.........................................................5
                            3.2.2        Satellite and Orbital Locations..........................................7
                            3.2.3        Number of Ground Stations................................................7
                  3.3       SBN Functions.........................................................................8
                            3.3.1        Ku-Band Rain Fade Compensation...........................................8
                            3.3.2        Interference Reduction...................................................8
                            3.3.3        TT&C.....................................................................9
                            3.3.4        Dual-Polarization Diversity on Return Link...............................9
                            3.3.5        Beam Re-pointing........................................................10
                  3.4       SBN  Coverage Requirements...........................................................10
                            3.4.1        Number of Spot Beams....................................................10
                            3.4.2        Spot Beam Configuration Flexibility.....................................10
                            3.4.3        Spot Beam Geometrical Congruency........................................11
                            3.4.4        Spot Beam Time Stability and User Terminal Re-Registration..............11
                            3.4.5        Peak Power and Bandwidth in a Spot Beam.................................11
                  3.5       SBN End-to-end Performance...........................................................10
                            3.5.1        SBN Design Life.........................................................12
                            3.5.2        SBN Service Availability................................................12
                            3.5.3        Feeder Link Communications Performances.................................12
                            3.5.4        User Link Communications Performances...................................12
                  3.6       SBN End-to-End System Tests..........................................................15
                  3.7       Second SBN Option....................................................................15
                  3.8       EXTERNAL INTERFACES..................................................................15

                                                                                           SS/L- E338831 - Rev. B-8
                                                                                                        Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          iii
-------------
LORAL

 Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
                                                                                                           12/01/06


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


                            3.8.1        Network Time and Frequency Standards....................................15
                            3.8.2        TT&C Interfaces.........................................................15
                            3.8.3        Interface with S-BSS....................................................16
                            3.8.4        Interface with CRMS.....................................................16
                  3.9       Telecom System Intreraction..........................................................14
                            3.9.1        Air Interfaces..........................................................17
                            3.9.2        Link Budgets............................................................17
                            3.9.3        Interface with Handheld Mobile Terminal.................................17
                            3.9.4        SBN Transparency........................................................18

APPENDIX I: TYPICAL LINK BUDGET USING GMR-3G AS MOBILE AIR INTERFACE                                             17

                                     TABLES
Table                                                                                                          Page
Table 3.1.     Power Allocation Flexibility to Beams.............................................................10
Table 3.2.     Forward Link EIRP SBN Specifications..............................................................11
Table 3.3.     Return Link G/T SBN Specifications................................................................12
Table 3.4.     User Link Cell Isolation..........................................................................13


                                 FIGURES

Figure                                                                                                         Page
Figure 1-1.    TerreStar Hybrid Network Requirements Tree.........................................................1
Figure 2.1.    TerreStar Hybrid Network Architecture..............................................................3
Figure 3-1.    Logical Elements in the TerreStar Hybrid Network...................................................5
Figure 3-2.    Feed Elements & Number of Ground Stations for Terrestar Distributed
               GBBF...............................................................................................6





                                                                                           SS/L- E338831 - Rev. B-8
                                                                                                        Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          iv
-------------
LORAL

 Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
                                                                                                           12/01/06

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                                                        SS/L- E338831 - Rev. B-8
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
                                       v

 Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
                                                                        12/01/06

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                                    GLOSSARY

ATC         Ancillary Terrestrial (network) Component
ATN         Ancillary Terrestrial Network
AUC         Authentication center
BSC         Base Station Controller
BSS         Base Station Subsystem (includes BTS and BSC)
BTS         Base Transceiver Station
CES         Calibration Earth Station
CFE         Customer Furnished Equipment
CDMA        Code Division Multiple Access
C/I         Carrier to Interference Ratio (signal quality indicator)
C/(N+I)     Carrier to Noise and Interference Ratio (signal quality indicator)
C/(No+Io)   Carrier to Noise and Interference Density Ratio (signal quality indicator)
CMS         Control & Management System
CONUS       Continental United States
CRMS        Central Resource Management System
EIRP        Equivalent Isotropic Radiated Power
EV-DV       Evolution, Data Voice (referred to CDMA system)
FES         Feeder Link Earth Station
GBBF        Ground Based Beam Forming or Ground Based Beam Former
GMSC        Gateway Mobile Switching Center
GPRS        General Packet Radio Service
GSM         Global System for Mobile
G/T         Gain over Temperature Ratio
IF          Intermediate Frequency
IOT         In-Orbit Testing
L-CMS       Local Control & Management System
LHCP        Left Hand Circular Polarization
MSC         Mobile Switching Center
MSS         Mobile Satellite Services
MT          Mobile Terminal
NSS         Network and Switching Subsystem
PBS         Pointing Beacon Station
PCS         Personal Communications Service (cellular service offered in the
            1900 MHz band).
PDR         Preliminary Design Review


                                                        SS/L- E338831 - Rev. B-8
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                  vi
                                                                        12/01/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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PLMN        Public Land Mobile Network
PR          Puerto Rico
PSA         Primary Service Area
PSTN        Public Switched Telephone Network
RF          Radio Frequency
RHCP        Right Hand Circular Polarization
SBAS        Satellite Beam Access Subsystem
SBN         Space Based Network
S-BSS       Satellite adapted Base Station Subsystem
S-MSC       Satellite adapted Master Switching Center
SOC         Satellite Operations Center
SOW         Statement Of Work
SSA         Secondary Service Area
TBC         To Be Confirmed
TBD         To Be Determined
TDMA        Time Division Multiple Access
TT&C        Telemetry, Tracking and Control
UMTS        Universal Mobile Telecommunications System
USVI        United States Virgin Islands
WCDMA       Wide-band CDMA







                                                        SS/L- E338831 - Rev. B-8
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          vii
-------------
LORAL
                                                                       12/01/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                                        SS/L- E338831 - Rev. B-8
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          viii
-------------
LORAL
                                                                       12/01/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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         1.0 - TERRESTAR HYBRID NETWORK REQUIREMENTS TREE

Purchaser shall provide to Contractor no later than SBN EDC, the most current system architecture (divided by segment and within each segment by subsystems) that are either under development or have active or planned solicitation activities.

Figure 1-1 shows the Requirements Tree for TerreStar Hybrid
(Satellite-Terrestrial) Network (Hybrid Network). This specification document covers all requirements applicable to the Space Based Network (SBN). If there is a conflict between this document and the SBAS Performance Specification as identified in Exhibit B-1 or the Satellite Performance Specification as identified in Exhibit B to the Satellite Contract, the SBAS and Satellite Performance Specifications shall be the controlling documents.

The arrows show the logical flow of requirements from higher to lower levels. Some lower level requirements may be driven by multiple higher level requirements.



                                      [***]








                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          1
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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         Figure 1-1: Notional TerreStar Hybrid Network Requirements Tree




















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          2
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                         2.0 -- HYBRID NETWORK OVERVIEW


2.1      Hybrid Network Architecture

[***]





















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          3
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]



                                      [***]

           Figure 2-1. Notional TerreStar Hybrid Network Architecture


2.2      Services

[***]





















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          4
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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           3.0 -- SPACE-BASED NETWORK (SBN) REQUIREMENTS

3.1        Frequencies and Polarizations

3.1.1      Service Link Frequencies and Polarizations

[***]

3.1.2      Feeder Link Frequencies and Polarizations
[***]

3.2        SBN Architecture

3.2.1         Major Components
[***]
















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          5
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]























                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          6
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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          Figure 3-1: Logical Elements in the TerreStar Hybrid Network



3.2.2         Satellite and Orbital Locations
[***]

3.2.3         Number of Ground Stations

[***]





















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          7
-------------
LORAL                                                                   08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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   Figure 3-2: Feed Elements, Bandwidth Partition Per Ground Station, and the
               Required


                                      [***]



3.3           SBN Functions

3.3.1         Ku-Band Rain Fade Compensation

3.3.1.1  Diversity Switching
[***]

3.3.1.2  Uplink Power Control
[***]

3.3.2         Interference Reduction.
[***]













                                                        SS/L- E338831 - Rev. B78
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          8
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.3.3         TT&C

[***]

3.3.4         Dual-Polarization Diversity on Return Link
[***]













                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          9
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.3.5      Beam Re-pointing
[***]

3.4        SBN Coverage Requirements
[***]

3.4.1      Number of Spot Beams
[***]

3.4.2      Spot Beam Configuration Flexibility

[***]

















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          10
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.4.3      Spot Beam Geometrical Congruency
[***]

3.4.4      Spot Beam Time Stability and User Terminal Re-Registration
[***]

3.4.5      Peak Power and Bandwidth in a Spot Beam
[***]



                Table 3-1: Power Allocation Flexibility to Beams

                                      [***]

3.5        SBN End-to-end Performance













                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          11
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.5.1         SBN Design Life
[***]

3.5.2         SBN Service Availability
[***]

3.5.3         Feeder Link Communications Performances
[***]



3.5.4         User Link Communications Performances


[***]














                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]                         12
SPACE SYSTEMS
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.5.4.1       Forward Link EIRP

[***]



                 Table 3-2: Forward Link EIRP SBN Specifications

[***]

3.5.4.2       Return Link G/T

[***]
















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          13
-------------
LORAL                                                                   08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                      [***]

                  Table 3-3: Return Link G/T SBN Specifications

[***
3.5.4.3  User Link Cell Isolation

[***]



                       Table 3-4: User Link Cell Isolation

[***]


3.5.4.4  Service Channel Power Allocation
















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]                         14
SPACE SYSTEMS
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.6        SBN End-to-End System Tests

[***]

3.7        Second SBN Option

[***]

3.8        EXTERNAL INTERFACES

[***]

3.8.1         Network Time and Frequency Standards

[***]

3.8.2         TT&C Interfaces

[***]












                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          15
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.8.3         Interface with S-BSS

[***]

3.8.4         Interface with CRMS

[***]




















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          16
-------------
LORAL                                                                   08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

3.9      Telecom System Interaction

3.9.1         Air Interfaces

[***]

3.9.2         Link Budgets

[***]

3.9.3         Interface with Handheld Mobile Terminal

[***]


















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          17
-------------
LORAL                                                                  08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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 3.9.4   SBN Transparency

[***]
3.9.4.1  Forward Link Signal Distortion


[***]
3.9.4.2  Forward Link Relative Signal Power Levels

[***]
3.9.4.3  Return Link Signal Distortion

[***]
3.9.4.4  Return Link Relative Signal Power Levels

[***]
3.9.4.5  End-to-end Latency

[***]















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          18
-------------
LORAL
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
                                                                        08/21/06

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                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]                         19
SPACE SYSTEMS
-------------
LORAL
                                                                       08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                                   APPENDIX I

                                   ----------

                          Typical Satellite Link Budget

                                  Using GMR-3G

                             as Mobile Air Interface

                                  QPSK Carrier

                            Las Vegas Ground Station
















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          20
-------------
LORAL
                                                                        08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]



















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          21
-------------
LORAL
                                                                        08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]






















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]                         22
SPACE SYSTEMS
-------------
LORAL
                                                                       08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]




















                                                        SS/L- E338831 - Rev. B-7
                                                                     Exhibit B-2

[LOGO OMITTED]
SPACE SYSTEMS                          23
-------------
LORAL
                                                                        08/21/06
        Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                     TerreStar SBAS- Product Assurance Plan

                         Satellite-Beam-Access Subsystem


                                    Exhibit C



                         Product Assurance Program Plan




                         Revision R0             March 2006




H34726/06-TS-0032-R0




Exhibit C                                                  Version H34727

                                              DRAFT-FOR DISCUSSION PURPOSES ONLY

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                               PROPRIETARY NOTICE

          All rights reserved. This publication and its contents are proprietary to Hughes Network Systems, LLC. No part of this publication may be reproduced in any form or by any means without the written permission of Hughes Network Systems, LLC, 11717 Exploration Lane, Germantown, Maryland 20876.

          Hughes is a registered trademark of Hughes Network Systems, LLC.

                 Copyright (C) 2006 Hughes Network Systems, LLC











                                       ii
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                                              DRAFT-FOR DISCUSSION PURPOSES ONLY


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                                REVISION HISTORY

-----------------------------------------------------------------------

   Revision          Date of Issue      Scope
-----------------------------------------------------------------------
      R0                3/23/06         System Requirement Review
-----------------------------------------------------------------------

-----------------------------------------------------------------------










                                       iii
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                                              DRAFT-FOR DISCUSSION PURPOSES ONLY

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                                TABLE OF CONTENTS

SECTION                                                                         AGE
-------                                                                         ---

1.0    PURPOSE AND SCOPE.........................................................1-1
1.1    INTRODUCTION..............................................................1-1
1.2    APPLICABLE DOCUMENTS......................................................1-1
1.3    ACRONYM DEFINITIONS.......................................................1-2
1.4    PRODUCT ASSURANCE OBJECTIVES..............................................1-2

2.0    HUGHES PRODUCT ASSURANCE SYSTEM...........................................2-1
2.1    HUGHES PRODUCT ASSURANCE SYSTEM...........................................2-1
2.2    PLANS.....................................................................2-1

3.0    DESIGN ASSURANCE..........................................................3-1
3.1    ENGINEERING DOCUMENT AND DATA CONTROL.....................................3-1
3.2    MATERIALS/COMPONENT QUALITY ENGINEERING...................................3-1
3.2.1    Component Specs and the Associated Quality Goals........................3-1
3.3    RELIABILITY ANALYSES......................................................3-2
3.4    DESIGN REVIEWS AND INSPECTIONS............................................3-2
3.5    DESIGN VERIFICATION TESTS (DVT)...........................................3-2
3.6    HARDWARE VERIFICATION TESTS (HVT).........................................3-3
3.7    SYSTEM VERIFICATION TESTS (SVTS)..........................................3-3
3.8    HARDWARE DESIGN MARGIN CPK  (CPK IS THE PROCESS/PRODUCT
       CAPABILITY INDEX) MATRIX..................................................3-3
3.9    CONFIGURATION MANAGEMENT..................................................3-4
3.10    REQUIREMENTS COMPLIANCE ANALYSIS.........................................3-4

4.0    PRODUCTION ASSURANCE......................................................4-1
4.1    FACTORY MANAGEMENT SYSTEM.................................................4-1
4.2    SHIP AUTHORIZATION PROCESS................................................4-2
4.3    PRODUCTION QUALITY AND RELIABILITY METRICS/REPORTS/GOALS..................4-2
4.3.1    Quality Requirements....................................................4-2
4.4    PRODUCTION AUDIT TEST (PAT)...............................................4-2
4.5    ONGOING RELIABILITY TEST (ORT)............................................4-3
4.6    FIELD QUALITY MANAGEMENT..................................................4-3

5.0    FAILURE TRACKING AND NON-CONFORMANCE HANDLING.............................5-1
5.1    BASIC PROVISIONS..........................................................5-1
5.2    FAILURE REPORTING AND TRACKING............................................5-1
5.3    CONTROL OF NON-CONFORMING ITEMS...........................................5-1

6.0    ISO 9000 AUDIT SCHEDULE...................................................6-1


                                       iv
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                                              DRAFT-FOR DISCUSSION PURPOSES ONLY

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                                 LIST OF TABLES

TABLE                                                                           PAGE
-----                                                                           ----
4-1.   FMS Document List.........................................................4-1

5-1.   Failure Reporting and Tracking............................................5-1










                                        v
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                           1.0 PURPOSE AND SCOPE


1.1  INTRODUCTION

This document defines the Product Assurance Plan for the TerreStar S-Band Satellite Beam Access Subsystem (SBAS) project.

Development, production, and delivery of products for the TerreStar SBAS Program shall be performed in accordance with the Hughes ISO 9001 certified Quality System.


1.2  APPLICABLE DOCUMENTS

[***]















                                       1-1
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

[***]

1.3  ACRONYM DEFINITIONS

--------------------------- ----------------------------------------------------
Acronym                     Definition
--------------------------- ----------------------------------------------------
CCB                         Change Control Board
--------------------------- ----------------------------------------------------
CCR                         Customer Care Request
--------------------------- ----------------------------------------------------
CMP                         Configuration Management Plan
--------------------------- ----------------------------------------------------

Cpk                         Process/Product Capability Index
--------------------------- ----------------------------------------------------
DETS                        Defect and Enhancement Tracking System
--------------------------- ----------------------------------------------------
DFMAT                       Design for Manufacturability and Test
--------------------------- ----------------------------------------------------
DVT                         Design Verification Test
--------------------------- ----------------------------------------------------
ECN                         Engineering Change Request
--------------------------- ----------------------------------------------------
ELF                         Early Life Failure
--------------------------- ----------------------------------------------------
FMS                         Factory Management System
--------------------------- ----------------------------------------------------
FRU                         Field Replaceable Unit
--------------------------- ----------------------------------------------------
FTR                         Failure Trouble Report
--------------------------- ----------------------------------------------------
GBBF                        Ground Based Beam Forming
--------------------------- ----------------------------------------------------
Hughes                      Hughes Network Systems
--------------------------- ----------------------------------------------------
HVT                         Hardware Verification Test
--------------------------- ----------------------------------------------------
HW                          Hardware
--------------------------- ----------------------------------------------------
MQE                         Materials Quality Engineering
--------------------------- ----------------------------------------------------
MTBF                        Mean Time Between Failures
--------------------------- ----------------------------------------------------
MTBI                        Mean Time Between Incidents
--------------------------- ----------------------------------------------------
MTTR                        Mean Time to Repair
--------------------------- ----------------------------------------------------
ORT                         Ongoing Reliability Test
--------------------------- ----------------------------------------------------
QMS                         Quality Management System
--------------------------- ----------------------------------------------------
SBAS                        Satellite Beam Access Subsystem
--------------------------- ----------------------------------------------------
SPR                         System Problem Reports
--------------------------- ----------------------------------------------------
SVT                         System Verification Test
--------------------------- ----------------------------------------------------
SW                          Software
--------------------------- ----------------------------------------------------
UUT                         Unit Under Test
--------------------------- ----------------------------------------------------


1.4  PRODUCT ASSURANCE OBJECTIVES

[***]






                                       1-2
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

[***]


















                                       1-3
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                      2.0 HUGHES PRODUCT ASSURANCE SYSTEM


2.1  HUGHES PRODUCT ASSURANCE SYSTEM

[***]
2.2  PLANS

[***]

















                                       2-1
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                              3.0 DESIGN ASSURANCE


3.1  ENGINEERING DOCUMENT AND DATA CONTROL

[***]

3.2  MATERIALS/COMPONENT QUALITY ENGINEERING

[***]

3.2.1  Component Specs and the Associated Quality Goals

[***]
















                                       3-1
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

[***]


3.3  RELIABILITY ANALYSES

[***]

3.4  DESIGN REVIEWS AND INSPECTIONS

[***]

3.5  DESIGN VERIFICATION TESTS (DVT)

[***]
















                                       3/2
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

[***]

3.6  HARDWARE VERIFICATION TESTS (HVT)

[***]

3.7  SYSTEM VERIFICATION TESTS (SVTS)

[***]

3.8 HARDWARE DESIGN MARGIN CPK (CPK IS THE PROCESS/PRODUCT CAPABILITY INDEX) MATRIX

[***]














                                       3-3
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

[***]

3.9  CONFIGURATION MANAGEMENT

[***]

3.10 REQUIREMENTS COMPLIANCE ANALYSIS

[***]
















                                      3-4
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                            4.0 PRODUCTION ASSURANCE


4.1  FACTORY MANAGEMENT SYSTEM

[***]

 -------------------------------------------------------------------------------
                          Table 4-1. FMS Document List
 -------------------------------------------------------------------------------
       Document Number                                 Document Title
 -------------------------------------------------------------------------------
 [***]                      [***]

 -------------------------------------------------------------------------------
 [***]                      [***]

 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------
 [***]                      [***]
 -------------------------------------------------------------------------------










                                       4-1
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

4.2  SHIP AUTHORIZATION PROCESS

[***]

4.3  PRODUCTION QUALITY AND RELIABILITY METRICS/REPORTS/GOALS

[***]

4.3.1  Quality Requirements

[***]

4.4  PRODUCTION AUDIT TEST (PAT)

[***]
















                                       4-2
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

4.5  ONGOING RELIABILITY TEST (ORT)

[***]

4.6  FIELD QUALITY MANAGEMENT

[***]
















                                       4-3
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

               5.0 FAILURE TRACKING AND NON-CONFORMANCE HANDLING


5.1  BASIC PROVISIONS

[***]

5.2  FAILURE REPORTING AND TRACKING

[***]

---------------------------------------------------------------------------------------------------
                    Table 5-1. Failure Reporting and Tracking
---------------------------------------------------------------------------------------------------
     Where Detected                   Reporting and Tracking Mechanisms         Process References
-------------------------------- ------------------------------------------------------------------
[***]                            [***]                                      [***]
---------------------------------------------------------------------------------------------------
[***]                            [***]                                      [***]
---------------------------------------------------------------------------------------------------
[***]                            [***]                                      [***]
---------------------------------------------------------------------------------------------------
[***]                            [***]                                      [***]
---------------------------------------------------------------------------------------------------


5.3  CONTROL OF NON-CONFORMING ITEMS

[***]












                                       5-1
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

                          6.0 ISO 9000 AUDIT SCHEDULE

[***]


-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]            [***]    [***]   [***]    [***]      [***] [***] [***] [***] [***] [***] [***] [***]
-------------------------------------------------------------------------------------------------------------------------------
1      Documentation      Doc Manager       2.4.3,   4.1.1  5.1.1.2, 6.1.1.2.1                      X
       and Data Control                      2.4.4          5.1.1.3
-------------------------------------------------------------------------------------------------------------------------------
2      PreSales - Market  Business         3.1.1.1  4.2.5,  5.2.5.1,                                X
       and Service        Operation                  4.3.4  5.3.4.1
       Requirements       Management(BOM)
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]                                        X
                          [***]
-------------------------------------------------------------------------------------------------------------------------------
       [***]              [***]                              [***]                                        X
-------------------------------------------------------------------------------------------------------------------------------
4      Contract Review    Business         3.1.1.1   4.2.3  5.2.3.1
                          Management                                                                X
                          Operation (BOM)
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]     [***]                                     X
       [***]                                                 [***]
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   5[***]
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]    [***]
       [***]
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]
       [***]                                                 [***]                                                    X
-------------------------------------------------------------------------------------------------------------------------------
9      Installation       PM and Field     3.1.1.1   4.2.6  5.2.6.9
       Services           Service Mgmnt
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]     [***]                                          X
                                                                       [***]
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]     [***]
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]                                        X
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]     [***]
       [***]                                         [***]                                                X
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]
       [***]              [***]                                                                     X
                          [***]
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]     [***]
-------------------------------------------------------------------------------------------------------------------------------
[***]  [***]              [***]             [***]    [***]   [***]
       [***]
-------------------------------------------------------------------------------------------------------------------------------
17     Financial          Finance          3.1.1.4
       Management and                                                                                     X
       Reporting
-------------------------------------------------------------------------------------------------------------------------------

                                       6-1
                               HUGHES PROPRIETARY
Exhibit C                                                  Version H34727

[LOGO OMITTED]
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                                    TerreStar

                         Satellite-Beam-Access Subsystem


                                   Exhibit D-1

                                Program Test Plan



                       Version 1.0               July 17, 2006



Space Systems/Loral
3825 Fabian Way
Palo Alto, California  94303                _______________________________


TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road
6th Floor
Reston, Virginia  20190                     _______________________________

--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.
--------------------------------------------------------------------------------
The data/information contained herein has been reviewed and approved for release by Space Systems/Loral Export Administration on the basis that this document contains no export-controlled information.
--------------------------------------------------------------------------------



                                                                     Version 1.0
                                                                         7/17/06
Exhibit D-1
[LOGO OMOITTED]
SPACE SYSTEMS
-------------
LORAL
                                                                            1/14

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1.0  GBBF Performance Testing in Simulation Environments

1.1  Introduction

The following represents an example performance testing approach for the Ground Based Beam Forming (GBBF) and the Calibration Earth Stations (CES's) in simulated environments incorporating ATC interference and calibration errors.

During a system design phase of the satellite ground segment procurement (SGS) contract, Contractor may propose refinements and alterations to this plan in consultation with Purchaser. Contractor will define the GBBF performance testing during the system design phase and the deliverable from this activity shall be a GBBF Test Plan. The GBBF Test Plan must encompass, at least at a high level, the performance tests described here. During the system design phase, other tests may be proposed, as appropriate.

In terms of network topology, the GBBF is sandwiched between the S-BSS and the Satellite; Calibration Earth Stations (CES's) connect to the far side of the satellite network, as well as to the GBBF. Therefore, in order to test the GBBF before the real network is available, an S-BSS Emulator and a Satellite Simulator (SS) are required. These shall be developed as Deliverable Items under this Contract. The salient characteristics of the S-BSS Emulator and the SS are described in the following sections. Figure 1.1 shows the test setup.

                                   Figure 1.1

                                      [***]







                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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Two types of tests shall be performed - Dynamic and Static. These are described first in Sections 1.2 and 1.3.

The Acceptance Tests described in Section 1.4 will test the GBBF's adaptive mode performance in the presence of ATC interference; these tests use the Dynamic and Static tests described in Section 1.2 and 1.3.

1.2  Dynamic Tests

[***]

1.3  Static Tests

[***]
















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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1.3.1    Method of plotting Return Service Link Beam Pattern

[***]

1.3.2    Method of plotting Forward Service Link Beam Pattern

[***]

1.4      Adaptive Mode Performance Tests

[***]


















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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1.4.1    Test Class I: Basic Beam Forming Without ATC Interference

[***]
1.4.2    Test Class II: Interference Nulling Beam Forming With ATC Interference

[***]

















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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2.0  GBBF Emulator Tests

[***]

3.0  GBBF Tests with In-orbit Satellite

[***]
















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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4.0  Test Schedule

[***]

















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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                              Appendix GBBF Test.I
                            Satellite Simulator (SS)

AI.1.0 Objectives

[***]
















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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                                   Figure AI.1

AI.2.0 Key Functions

[***]

AI.2.1 Operator Interface

[***]

















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
TerreStar                                                         EXECUTION COPY
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TerreStar Networks


AI.2.2 Return Link Simulation

[***]

















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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AI.2.3 Forward Link Simulation

[***]

AI.3.0 Detailed Description of Satellite Simulator

[***]















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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     Figure AI.2a Satellite Simulator Functional Block
                              Diagram: Return Link

                                      [***]





















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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     Figure AI.2b Satellite Simulator Functional Block
                              Diagram: Forward Link


                                      [***]






















                                                                     Version 1.0
                                                                     Exhibit D-1
                                                                         7/17/06
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                       SS/L Confidential and Proprietary

                              Appendix GBBF_Test.II
                                 S-BSS Emulator

                                      [***]























                                                                     Version 1.0
Exhibit D-2                                                             07/17/06
                                                                           14/14

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                                    TerreStar

                           S-Band Space-Based Network


                                   Exhibit D-2


                                Test Plan (VCRM)

       Document No.: SS/L - 338832 - Revision A-3              December 1, 2006



Space Systems/Loral
3825 Fabian Way
Palo Alto, California  94303               _______________________________


TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road
6th Floor
Reston, Virginia  20190                    _______________________________

--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.
--------------------------------------------------------------------------------
The data/information contained herein has been reviewed and approved for release by Space Systems/Loral Export Administration on the basis that this document contains no export-controlled information.
--------------------------------------------------------------------------------


                                                                    Revision A-3
                                                                        12/01/06
Exhibit D-2
                                                                            1/37


[LOGO OMITTED]
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------------
LORAL

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                         This page intentionally blank.


















                                                         SS/L- E33883 - Rev. A-3
                                                                     Exhibit D-2

                                       ii
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEM
------------
LORAL

[LOGO OMITTED]
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                                    CONTENTS

Section                                                                                                        Page
GLOSSARY.........................................................................................................IV

1 -- SCOPE........................................................................................................1
         1.1      OVERVIEW........................................................................................1

2 -- SBN COMPATIBILITY TESTING....................................................................................3
         2.1      OVERVIEW........................................................................................3
         2.2      COMPATIBILTIY TESTING DESCRIPTION...............................................................3
         2.3      COMPATIBILITY FUNCTIONAL TESTING DESCRIPTION....................................................4
                  2.3.1     Phase One Testing.....................................................................5
                  2.3.2     Phase Two Testing.....................................................................6
                  2.3.3     Results of SBN compatibility tests....................................................7

3 -- IN-ORBIT TESTING.............................................................................................9
         3.1      IN-ORBIT TESTING OVERVIEW.......................................................................9
                  3.1.1     In-Orbit testing Description - Phase 1................................................9
                  3.1.2     In-Orbit testing Description - Phase 2...............................................10

4 -- VERIFICATION MATRIX.........................................................................................11
         4.1      VERIFICATION MATRIX OVERVIEW...................................................................11



                                  ILLUSTRATIONS

Figure                                                                                                         Page
Figure 1-1: Space Based Network Test Flow.........................................................................2
Figure 2-1: SBN Compatibility Test Set-up.........................................................................4


                                     TABLES

Table                                                                                                          Page
Table 4.1: S-Band Space based Network Requirement Verification Matrix............................................11

                                                         SS/L- E33883 - Rev. A-3
                                                                     Exhibit D-2

                                       iii
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEM
------------
LORAL

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                                    GLOSSARY


ATC           Ancillary Terrestrial (network) Component
ATN           Ancillary Terrestrial Network
AUC           Authentication center
BSC           Base Station Controller
BSS           Base Station Subsystem (includes BTS and BSC)
BTS           Base Transceiver Station
CES           Calibration Earth Station
CFE           Customer Furnished Equipment
CDMA          Code Division Multiple Access
C/I           Carrier to Interference Ratio (signal quality indicator)
C/(N+I)       Carrier to Noise and Interference Ratio (signal quality
              indicator)
C/(No+Io)     Carrier to Noise and Interference Density Ratio (signal quality indicator)
CMS           Control & Management System
CONUS         Continental United States
CRMS          Central Resource Management System
EIRP          Equivalent Isotropic Radiated Power
EV-DV         Evolution, Data Voice (referred to CDMA system)
GBBF          Ground Based Beam Forming or Ground Based Beam Former
GMSC          Gateway Mobile Switching Center
GPRS          General Packet Radio Service
GSM           Global System for Mobile
G/T           Gain over Temperature Ratio
IF            Intermediate Frequency
IOT           In-Orbit Testing
L-CMS         Local Control & Management System
LHCP          Left Hand Circular Polarization
MSC           Mobile Switching Center
MSS           Mobile Satellite Services
MT            Mobile Terminal
NSS           Network and Switching Subsystem
PBS           Pointing Beacon Station
PCS           Personal Communications Service (cellular service offered in the
              1900 MHz band).
                                                         SS/L- E33883 - Rev. A-3
                                                                     Exhibit D-2

                                       iv
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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PDR           Preliminary Design Review
PLMN          Public Land Mobile Network
PR            Puerto Rico
PSA           Primary Service Area
PSTN          Public Switched Telephone Network
RF            Radio Frequency
RHCP          Right Hand Circular Polarization
SBAS          Satellite Beam Access Subsystem
SBN           Space Based Network
S-BSS         Satellite adapted Base Station Subsystem
S-MSC         Satellite adapted Master Switching Center
SOC           Satellite Operations Center
SOW           Statement Of Work
SSA           Secondary Service Area
TBC           To Be Confirmed
TBD           To Be Determined
TDMA          Time Division Multiple Access
TT&C          Telemetry, Tracking and Control
UMTS          Universal Mobile Telecommunications System
USVI          United States Virgin Islands
WCDMA         Wide-band CDMA








                                                         SS/L- E33883 - Rev. A-3
                                                                     Exhibit D-2

                                        v
                                                                        12/01/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

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                                   1 -- SCOPE

This document is a verification and test plan for the TerreStar Space Based Network.

1.1      OVERVIEW
The TerreStar Space Based Network (SBN) is comprised of a TerreStar Satellite, provided pursuant to the Satellite Contract, and a Satellite Beam Access System
(SBAS). The SBAS comprising of 2 Feeder-link Earth Stations (FES) including:


     o    Gateway (RF and IF equipment)
     o    Ground Based Beam Forming (GBBF)
     o    Control system
     o    Terrestrial telecom facility
     o    TT&C interfaces




The GBBF consists of components within a TerreStar Gateway and a number (TBD) of Calibration Earth Stations (CES). The TerreStar Satellite performance is verified during development and on orbit as per the Test Plan in Exhibit D to the Satellite Contract and the associated documents detailing the test procedures. On the same lines, the SBAS and the GBBF Subsystem performance is verified per the GBBF in Exhibit D-1 and its associated documents on test procedures. The verification of the SBN In Orbit Test will closely follow the Satellite IOT and the SBAS Preliminary Acceptance and will consist of end-to-end tests intended to verify the SBN functionalities and performance prior to its commissioning within the TerreStar Hybrid Network. Selected tests conducted during SBN IOT shall be compared with baseline test results determined during SBAS Tests.

Figure 1-1 provides an overview of the relationship between the development & test of the Space Based Network and its components.

This document provides the overall requirements for the SBN Test Plan. Detailed test procedures for SBN-related tests shall be developed as required by Exhibit A-2, SBN Statement of Work. These procedures will be cross-referenced to the corresponding procedures for tests at the SBAS level conducted with the Satellite Simulator.


[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-3
                                                                     Exhibit D-2
                                                                        07/26/06

                                        1
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]
















                    Figure 1-1: Space Based Network Test Flow

[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                   SS/L- E338832 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                        2
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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                         2 -- SBN COMPATIBILITY TESTING

2.1      OVERVIEW
The TerreStar Space Based Network (SBN) is comprised of a TerreStar Satellite, provided pursuant to the Satellite Contract, and a Satellite Beam Access System
(SBAS). Compatibility testing of the SBN components, the Satellite and the SBAS, is designed to retire risk before launch.

The Satellite and SBAS Test Plans include certain level of compatibility testing between these two sub-systems. The scope of these tests have not yet been fully defined. Due to the importance of compatibility testing for the end-to-end performance of the system, this document will capture the objectives of all such testing. Such testing will demonstrate compatibility and functionality of the Satellite with the SBAS prior to launch.



2.2      COMPATIBILTIY TESTING DESCRIPTION

[***]












[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                        3
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]


                    Figure 2-1: SBN Compatibility Test Set-up

2.3      COMPATIBILITY FUNCTIONAL TESTING DESCRIPTION

[***]


















[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                        4
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

2.3.1      Phase One Testing

[***]



















[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                        5
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

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[***]

2.3.2      Phase Two Testing

[***]



















[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                        6
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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[***]

2.3.3      Results of SBN compatibility tests

[***]


















[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                        7
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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     Networks                                                   ----------------



[***]


















[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                        8
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                                                  EXECUTION COPY
                                                                ----------------
[LOGO OMITTED]
TerreStar Networks



3 -- IN-ORBIT TESTING

3.1      IN-ORBIT TESTING OVERVIEW

[***]

3.1.1      In-Orbit testing Description - Phase 1
[***]


















[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-3
                                                                     Exhibit D-2
                                                                        07/26/06

                                        9
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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[***]

3.1.2      In-Orbit testing Description - Phase 2

[***]


















[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       10
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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4 -- VERIFICATION MATRIX

4.1      VERIFICATION MATRIX OVERVIEW

[***]

      Table 4.1: S-Band Space based Network Requirement Verification Matrix


---------------------------------------------------------------------------

     [***]
                        [***]             [***]      [***]          [***]
---------------------------------------------------------------------------

3.0            [***]
---------------------------------------------------------------------------

3.1            [***]
---------------------------------------------------------------------------

     3.1.1     [***]
---------------------------------------------------------------------------

               [***]                [***]                        [***]
---------------------------------------------------------------------------

               [***]                [***]                        [***]
                                                     [***]

---------------------------------------------------------------------------








[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       11
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                                                 EXECUTION COPY
                                                                ----------------
[LOGO OMITTED]
TerreStar Networks


---------------------------------------------------------------------------

               [***]               [***]                         [***]

---------------------------------------------------------------------------

                                        [***]                        [***]
               [***]

---------------------------------------------------------------------------

     3.1.2     [***]
---------------------------------------------------------------------------
               [***]
                                        [***]
                                                   [***]         [***]
---------------------------------------------------------------------------

3.2            [***]
---------------------------------------------------------------------------

     3.2.1     [***]
---------------------------------------------------------------------------

               [***]
                                                        [***]        [***]
---------------------------------------------------------------------------

     3.2.2     [***]
---------------------------------------------------------------------------







[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       12
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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     Networks                                                   ----------------


-------------------------------------------------------------------------

               [***]                [***]                         [***]
-------------------------------------------------------------------------

     3.2.2     [***]
-------------------------------------------------------------------------

               [***]                              [***]        [***]
-------------------------------------------------------------------------

               [***]                [***]         [***]        [***]
-------------------------------------------------------------------------

3.3            [***]
-------------------------------------------------------------------------

     3.3.1     [***]
-------------------------------------------------------------------------

    3.3.1.1    [***]
-------------------------------------------------------------------------

               [***]                              [***]        [***]
-------------------------------------------------------------------------

    3.3.1.2    [***]
-------------------------------------------------------------------------





[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       13
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                                                 EXECUTION COPY
                                                                ----------------
[LOGO OMITTED]
TerreStar Networks


--------------------------------------------------------------------------

              [***]               [***]          [***]         [***]
--------------------------------------------------------------------------

     3.3.2    [***]
--------------------------------------------------------------------------
              [***]
                                                     [***]



--------------------------------------------------------------------------

              [***]                                  [***]

                                                                  [***]
--------------------------------------------------------------------------

              [***]                              [***]         [***]
--------------------------------------------------------------------------

     3.3.3    [***]
--------------------------------------------------------------------------










[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       14
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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     Networks                                                    ---------------


---------------------------------------------------------------------

              [***]                          [***]        [***]
---------------------------------------------------------------------

              [***]                          [***]        [***]
---------------------------------------------------------------------

              [***]                              [***]        [***]
---------------------------------------------------------------------

              [***]                              [***]

---------------------------------------------------------------------

     3.3.4    [***]
---------------------------------------------------------------------

     3.3.5    [***]
---------------------------------------------------------------------









[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       15
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]                                                    EXECUTION COPY
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     Networks [LOGO OMITTED]

---------------------------------------------------------------------

             [***]              [***]         [***]        [***]
---------------------------------------------------------------------

3.4          [***]              [***]         [***]        [***]
---------------------------------------------------------------------

             [***]              [***]         [***]        [***]
---------------------------------------------------------------------

     3.4.1   [***]              [***]         [***]        [***]
---------------------------------------------------------------------

             [***]              [***]         [***]        [***]
---------------------------------------------------------------------

             [***]                                 [***]

--------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       16
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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-----------------------------------------------------------------------

     3.4.2    [***]
-----------------------------------------------------------------------

              [***]             [***]          [***]


-----------------------------------------------------------------------

              [***]                                [***]


-----------------------------------------------------------------------

              [***]                            [***]        [***]

-----------------------------------------------------------------------

     3.4.3    [***]
-----------------------------------------------------------------------
                [***]
                                               [***]        [***]

-----------------------------------------------------------------------

     3.4.4    [***]
-----------------------------------------------------------------------

              [***]             [***]          [***]        [***]
-----------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       17
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]                                                    EXECUTION COPY
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     Networks [LOGO OMITTED]


------------------------------------------------------------------------

              [***]              [***]          [***]        [***]
------------------------------------------------------------------------

     3.4.5    [***]
------------------------------------------------------------------------

              [***]              [***]          [***]        [***]
------------------------------------------------------------------------

              [***]              [***]          [***]        [***]
------------------------------------------------------------------------

              [***]              [***]          [***]        [***]
------------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       18
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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---------------------------------------------------------------------

              [***]             [***]         [***]       [***]
---------------------------------------------------------------------

3.5           [***]
---------------------------------------------------------------------


     3.5.1    [***]
---------------------------------------------------------------------

              [***]             [***]         [***]       [***]
---------------------------------------------------------------------

     3.5.2    [***]
---------------------------------------------------------------------

              [***]                           [***]



---------------------------------------------------------------------










[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       19
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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----------------------------------------------------------------------
3.5.3
               [***]
----------------------------------------------------------------------

               [***]                               [***]


---------------------------------------------------------------------

     3.5.4    [***]
----------------------------------------------------------------------

              [***]
----------------------------------------------------------------------

              [***]              [***]        [***]        [***]
----------------------------------------------------------------------

              [***]              [***]        [***]        [***]
----------------------------------------------------------------------

              [***]              [***]        [***]        [***]
----------------------------------------------------------------------

              [***]              [***]        [***]        [***]
----------------------------------------------------------------------

              [***]              [***]        [***]        [***]
----------------------------------------------------------------------









[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       20
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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----------------------------------------------------------------------------

    3.5.4.1         [***]
----------------------------------------------------------------------------

              [***]                [***]           [***]           [***]
----------------------------------------------------------------------------










[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       21
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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----------------------------------------------------------------------------

              [***]                [***]           [***]         [***]
----------------------------------------------------------------------------

              [***]                [***]           [***]         [***]
----------------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       22
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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---------------------------------------------------------------------------

3.5.4.2                 [***]
---------------------------------------------------------------------------

              [***]                [***]          [***]         [***]
---------------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       23
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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---------------------------------------------------------------------------

              [***]               [***]           [***]         [***]
---------------------------------------------------------------------------

              [***]               [***]           [***]         [***]
---------------------------------------------------------------------------

    3.5.4.3   [***]
---------------------------------------------------------------------------

              [***]
---------------------------------------------------------------------------










[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       24
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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-------------------------------------------------------------------------

              [***]               [***]          [***]        [***]
-------------------------------------------------------------------------

3.5.4.4       [***]
-------------------------------------------------------------------------

              [***]                              [***]        [***]
-------------------------------------------------------------------------

      3.6     [***]
-------------------------------------------------------------------------

      3.7     [***]
-------------------------------------------------------------------------

     3.7.1    [***]
-------------------------------------------------------------------------

              [***]                              [***]        [***]
-------------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       25
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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--------------------------------------------------------------------------

     3.7.2    [***]
--------------------------------------------------------------------------

     3.7.3    [***]
--------------------------------------------------------------------------

              [***]              [***]           [***]         [***]
--------------------------------------------------------------------------

      3.8     [***]
--------------------------------------------------------------------------

     3.8.1    [***]
--------------------------------------------------------------------------

              [***]                              [***]



----------------------------------------------------------------------------


     3.8.2   [***]
----------------------------------------------------------------------------










[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       26
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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--------------------------------------------------------------------------
              [***]
                                                 [***]         [***]
--------------------------------------------------------------------------

     3.8.3    [***]
--------------------------------------------------------------------------

              [***]                                   [***]


--------------------------------------------------------------------------

     3.8.4    [***]
--------------------------------------------------------------------------

              [***]

--------------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       27
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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---------------------------------------------------------------------------

              [***]                                    [***]




---------------------------------------------------------------------------

      3.9     [***]
---------------------------------------------------------------------------

     3.9.1    [***]
---------------------------------------------------------------------------

              [***]               [***]           [***]         [***]
---------------------------------------------------------------------------

              [***]

---------------------------------------------------------------------------

              [***]
---------------------------------------------------------------------------

              [***]
---------------------------------------------------------------------------

[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       28
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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------------------------------------------------------------------------

              [***]
------------------------------------------------------------------------

              [***]
------------------------------------------------------------------------

              [***]

------------------------------------------------------------------------

     3.9.2    [***]
------------------------------------------------------------------------

     3.9.3    [***]
------------------------------------------------------------------------

     3.9.4    [***]
------------------------------------------------------------------------

              [***]             [***]           [***]        [***]
------------------------------------------------------------------------
3.9.4.1
              [***]
------------------------------------------------------------------------

              [***]             [***]           [***]        [***]
------------------------------------------------------------------------











[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       29
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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----------------------------------------------------------------------

3.9.4.2       [***]             [***]         [***]        [***]
----------------------------------------------------------------------

              [***]             [***]         [***]        [***]
----------------------------------------------------------------------

3.9.4.3       [***]
----------------------------------------------------------------------

              [***]             [***]         [***]        [***]
----------------------------------------------------------------------

3.9.4.4       [***]
----------------------------------------------------------------------

              [***]             [***]         [***]        [***]
----------------------------------------------------------------------










[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       30
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[LOGO OMITTED]
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--------------------------------------------------------------------

 3.9.4.5    [***]
--------------------------------------------------------------------

            [***]              [***]         [***]       [***]
--------------------------------------------------------------------

[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL                                                    SS/L- E33883 - Rev. A-2
                                                                     Exhibit D-2
                                                                        07/26/06

                                       31
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                                                  EXECUTION COPY
                                                                 ---------------
[LOGO OMITTED]
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     Networks





                                    TerreStar

                         Satellite-Beam-Access Subsystem


                                   Exhibit E-1

                                SBAS PAYMENT PLAN



                         Revision 1.4          December 1, 2006





Space Systems/Loral
3825 Fabian Way
Palo Alto, California  94303              --------------------------------


TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road
6th Floor
Reston, Virginia  20190                   --------------------------------


--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.
--------------------------------------------------------------------------------
                                                                    Revision 1.4
                                                                        12/01/06

                                                                  EXECUTION COPY
                                                                 ---------------
[LOGO OMITTED]
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     Networks


Exhibit E-1
                                                                             1/4
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

                                                                  EXECUTION COPY
                                                                 ---------------
[LOGO OMITTED]
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     Networks


                                1.0 TOTAL PRICE

1.1  PURCHASE PRICE

-------------------------------------------------------------------------------------------
   Item                                 Description                           Price
-------------------------------------------------------------------------------------------
   1.0      [***]
-------------------------------------------------------------------------------------------
   2.0      [***]
-------------------------------------------------------------------------------------------
   3.0      [***]
-------------------------------------------------------------------------------------------
   4.0      [***]
-------------------------------------------------------------------------------------------
   5.0      [***]
-------------------------------------------------------------------------------------------
   6.0      [***]
-------------------------------------------------------------------------------------------
   7.0      [***]
-------------------------------------------------------------------------------------------
   8.0      [***]
-------------------------------------------------------------------------------------------
   9.0      [***]
-------------------------------------------------------------------------------------------
   10.0     [***]
-------------------------------------------------------------------------------------------
   11.0     [***]
-------------------------------------------------------------------------------------------
   12.0     [***]
-------------------------------------------------------------------------------------------
            SBAS GRAND TOTAL                                               $ 38,139,834


1.2  OPTIONS PRICES

-------------------------------------------------------------------------------------------
   Item                                 Option Description                    Price
-------------------------------------------------------------------------------------------
   1.0      [***]                                                             [***]
-------------------------------------------------------------------------------------------
   2.0      [***]                                                             [***]
-------------------------------------------------------------------------------------------
   3.0      [***]                                                             [***]
-------------------------------------------------------------------------------------------
   4.0      [***]                                                             [***]
-------------------------------------------------------------------------------------------






                                                                     Exhibit E-1
                                                                     Version 1.3
                                                                         8/04/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

                                                                  EXECUTION COPY
                                                                 ---------------
[LOGO OMITTED]
TerreStar
     Networks


                      2.0 PAYMENT SCHEDULE FOR TOTAL PRICE

---------------------------------------------------------------------------------------------------------------
   Milestone                  Milestone                             Completion Date                Payment
    Number                                                                                        Percentage
---------------------------------------------------------------------------------------------------------------
       1       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       2       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       3       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       4       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       5       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       6       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       7       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       8       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
       9       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      10       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      11       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      12       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      13       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      14       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      15       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      16       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------
      17       [***]                                           [***]                  [***]          [***]
---------------------------------------------------------------------------------------------------------------

[***]







                                                                     Exhibit E-1
                                                                     Version 1.3
                                                                         8/04/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

                                                                  EXECUTION COPY
                                                                 ---------------

[LOGO OMITTED]
TerreStar
     Networks



















                                                                     Exhibit E-1
                                                                     Version 1.3
                                                                         8/04/06
     Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
[LOGO OMITTED]
SPACE SYSTEMS
-------------
LORAL

----------------------------------------------------------------------------------------------------------------------
                                   Exhibit E-2
           SBN Program Payment Plan and Termination Liability Amount
                                   14-Nov-06
                             (Dollars in Thousands)

----------------------------------------------------------------------------------------------------------------------
Milestone  Payment Milestone  Milestone  Cum Milestone    Optiont 38.1   Cum Optioni 38.1  Milestone   Termination
 Number                        Amount       Amount      Price Reduction  Price Reduction   Date*****   Liability ****
----------------------------------------------------------------------------------------------------------------------
   SBN 1    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 2    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 3    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 4    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 5    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 6    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 7    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 8    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
   SBN 9    [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------
            [***]              [***]      [***]          [***]            [***]            [***]       [***]
----------------------------------------------------------------------------------------------------------------------

* = Subject to Article 33.1, this payment is eliminated if the SBN Price Reduction Option is exercised with respect to the Third Spacecraft. This payment is deferred until [***], if Purchaser extends the SBN Payment Reduction Option pursuant to Article 33.1.7.

** = Subject to Article 9.1.4 and Article 33.1, this amount is reduced by [***]% ($[***] maximum reduction) if the SBN Price Reduction Option is exercised with respect to either the Third Spacecraft or Fourth Spacecraft (but not both), and is reduced by [***]% ($[***] maximum reduction) if the SBN Price Reduction Option is exercised with respect to both the Third and Fourth Spacecraft. In addition, $1,500 of the SBN 9 payment is not due and payable, if at all, until the later to occur of: (i) Completion of SBN Acceptance Test; or (ii) [***]. The remaining $[***]is deferred until [***], if Purchaser extends the SBN Payment Reduction Option pursuant to Article 33.1.7.

*** = Subject to Article 33.1, this payment is eliminated if the SBN Price Reduction Option is exercised with respect to the Fourth Spacecraft.

**** = Termination Liability is subject to Article 33.1.7. Maximum Termination Liability shall not exceed the SBN Firm Fixed Price less the SBN Price Reduction Amount associated with the actual exercise of the SBN Price Reduction Option with respect to either or both (as applicable) the Third and Fourth Spacecraft. The actual amount payable as termination liability is the amount of the applicable Termination Liability less all amounts previously paid by Purchaser under this Exhibit E-2.

***** = In the case of Time Payments (SBN 2, SBN 4, SBN 7and SBN 9) Milestone Date means the last business day of the applicable month.







                         Space System/Loral Proprietary

                Illustration of Election of  Spacecraft 3 Only
-------------------------------------------------------------------------------------------------------
Milestone Number   Payment Milestone         Third             Cum       Milestone   Approximate Date
                                           Spacecraft       Mileston       Date
                                           Option Only       Amount
                                            Milestone
                                             Amount
-------------------------------------------------------------------------------------------------------
     SBN 1      [***]                      [***]             [***]                    [***]
----------------=======================----------------------------------------------------------------
     SBN 2      [***]                      [***]             [***]        [***]       [***]
----------------=======================----------------------------------------------------------------

     SBN 3      [***]                      [***]             [***]        [***]       [***]


----------------
     SBN 4      [***]                      [***]             [***]        [***]       [***]
----------------
     SBN 5      [***]                      [***]             [***]        [***]       [***]
----------------
     SBN 6      [***]                      [***]             [***]        [***]       [***]
----------------
     SBN 7      [***]                      [***]             [***]        [***]       [***]
----------------
     SBN 8      [***]                      [***]             [***]        [***]       [***]
----------------
     SBN 9      [***]                      [***]             [***]        [***]       [***]
----------------
   SBN 10(a)    [***]                      [***]             [***]        [***]       [***]
----------------
   SBN 10(b)    [***]                      [***]             [***]        [***]       [***]
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                Illustration of Election of Spacecraft 3 and 4
-------------------------------------------------------------------------------------------------------
Milestone Number   Payment Milestone        Milestone          Cum         Milestone  Approximate Date
                                             Amount         Milestone       Date
                                                             Amount
-------------------------------------------------------------------------------------------------------
     SBN 1      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 2      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 3      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 4      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 5      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 6      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 7      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 8      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 9      [***]                      [***]             [***]          [***]     [***]
----------------
     SBN 10     [***]                      [***]             [***]          [***]     [***]
----------------
                [***]                      [***]             [***]          [***]     [***]
----------------

                Illustration of Election of Spacecraft 4 Only
-------------------------------------------------------------------------------------------------------
Milestone Number   Payment Milestone        Milestone          Cum         Milestone Approximate Date
                                             Amount         Milestone        Date
                                                             Amount
-------------------------------------------------------------------------------------------------------
     SBN 1      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 2      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 3      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 4      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 5      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 6      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 7      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 8      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 9      [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 10     [***]                      [***]          [***]             [***]     [***]
----------------
     SBN 10     [***]                      [***]          [***]             [***]     [***]
----------------
                [***]                      [***]          [***]             [***]     [***]
----------------